SCHEDULE 14A INFORMATION

(Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

[Amendment No.         ]

Filed by the Registrant [X]
Filed by the Party other than Registrant [ ]

Check the Appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-11(c) or 240.14a-12

        MEDICUS SYSTEMS CORPORATION
------------------------------------------------
(Name of Registrant as Specified in its Charter)

        MEDICUS SYSTEMS CORPORATION
------------------------------------------------
  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check Appropriate Box):

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[ ]  $500 per   each   party to the  controversy
     pursuant  to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on  table  below  per Exchange
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         transaction applies:

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         value of  transaction computed pursuant
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         transaction:

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               PRELIMINARY COPY

         MEDICUS SYSTEMS CORPORATION

         NOTICE  OF  ANNUAL  MEETING
              OF  STOCKHOLDERS

                March 3, 1997

   You  are  cordially invited to attend  the
Annual  Meeting  of Stockholders  of  Medicus
Systems  Corporation  (the  "Company")  which
will  be  held  at  the  Company's  executive
offices,   third   floor    auditorium,   One
Rotary  Center, Evanston, Illinois, on  March
3, 1997, at 10:00 a.m., Central Time, for the following purposes:

   1.       To elect directors;

   2.       To  consider  and  vote  upon   a
     proposal  to approve the Company's  1996
     C.E.O. Replacement Stock Option Plan. A copy of the plan is included as Exhibit
     A to the proxy statement;

   3.       To  consider  and  vote  upon   a
     proposal  to approve the Company's  1996
     C.E.O.  Special  Stock Option  Plan.   A
     copy  of the plan is included as Exhibit
     B to the proxy statement;

   4.       To  consider  and  vote  upon   a
     proposal  to  approve the amendments  to
     and  restatement of the Company's  1989,
     1991,  1993, 1993 Performance  and  1994
     Stock Option Plans. A copy of the form of amendment and restatement of the Plans is included as Exhibit C to the proxy statement;

   5.       To  consider  and  vote  upon   a
     proposal  to approve the Company's  1997
     Employee  Stock  Option  and  Restricted
     Stock  Plan.   A  copy of  the  plan  is
     included as Exhibit D to the proxy statement;

   6.       To  consider  and  vote  upon   a
     proposal  to approve agreements pursuant
     to  which  the Company would  repurchase
     from Richard C. Jelinek, Chairman of the
     Company  (and  a  trust  of  which   Mr.
     Jelinek is a beneficiary), an aggregate of 1,000,000 shares of Common Stock and 500 shares of Voting Preferred Stock. A copy of the form of such agreements is included as Exhibit E to the proxy statement; and

   7.      To transact such other business as
     may properly come before the meeting.

   Only  stockholders of record at the  close
of  business on January 21, 1997 are entitled
to   vote  at  the  Annual  Meeting  or   any
adjournment thereof.

   A   proxy  statement  and  a  proxy   card
solicited  by  the  Board  of  Directors  are
enclosed herewith.  It is important that your
shares  be represented at the Annual  Meeting
regardless  of  the  size of  your  holdings.
Whether  or  not you intend to be present  at
the  meeting in person, we urge you to please
mark,  date and sign the enclosed proxy  card
and  return  it in the envelope provided  for
that  purpose, which does not require postage
if  mailed  in  the United  States.   If  you
attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                             William G. Brown
                                Secretary

Evanston, Illinois
February 3, 1997

        PRELIMINARY PROXY STATEMENT

       MEDICUS  SYSTEMS  CORPORATION

             PROXY  STATEMENT

     ANNUAL  MEETING  OF  STOCKHOLDERS

               March 3, 1997

   This  proxy  statement  is  furnished   in
connection with the solicitation by the Board
of  Directors of Medicus Systems  Corporation
("Medicus"  or the "Company") of proxies  for
use at the Annual Meeting of Stockholders  of
the  Company  to  be held  at  the  Company's
executive  offices,  third  floor auditorium,
One    Rotary    Center,  Evanston,  Illinois
at  10:00  a.m., Central Time,  on  March  3,
1997,  or  any adjournment thereof.   Proxies
properly  executed and returned in  a  timely
manner will be voted at the Annual Meeting in
accordance  with  the  directions   specified
therein.  If no direction is indicated,  they
will  be  voted  for  the  election  of   the
nominees named herein as directors;  for  the
proposal   to   approve   the   1996   C.E.O.
Replacement  Stock  Option  Plan;   for   the
proposal  to approve the 1996 C.E.O.  Special
Stock  Option  Plan;  for  the  proposal   to
approve the amendments to and restatement  of
the  1989,  1991, 1993, 1993 Performance  and
1994 Stock Option Plans; for the proposal  to
approve  the 1997 Employee Stock  Option  and
Restricted  Stock Plan; for the  proposal  to
approve  the  agreements  providing  for  the
repurchase by the Company of 1,000,000 shares
of  Common  Stock  and 500 shares  of  Voting
Preferred Stock from Richard C. Jelinek,  and
on  other  matters properly presented  for  a
vote, in accordance with the judgment of  the
persons   acting  under  the  proxies.    Any
stockholder giving a proxy has the power to revoke it any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy.

   The   Company's  executive   offices   are
located   at  One  Rotary  Center,  Evanston,
Illinois  60201 and its telephone  number  is
847-570-7500.   Proxy  materials  are   being
mailed to stockholders beginning on or  about
February 3, 1997.


   SHARES  OUTSTANDING  AND  VOTING  RIGHTS

   Only  stockholders of record at the  close
of business on January 21, 1997, are entitled
to  vote  at  the Annual Meeting.   The  only
voting   stock   of  the  Company   currently
outstanding  is  its Common Stock,  $.01  par
value,   of   which  6,477,173  shares   were
outstanding  at  the  close  of  business  on
January 21, 1997.  Each share of Common Stock
issued  and  outstanding is entitled  to  one
vote.   With  respect  to  the  proposals  to
approve  the  1996  C.E.O. Replacement  Stock
Option  Plan,  the 1996 C.E.O. Special  Stock
Option   Plan,   the   amendments   to    and
restatement  of  the 1989, 1991,  1993,  1993
Performance and the 1994 Stock Option  Plans,
the  proposal  to approve the  1997  Employee
Stock  Option and Restricted Stock Plan;  and
the   proposal  to  approve  the   agreements
providing  for the repurchase by the  Company
of  1,000,000 shares of Common Stock and  500
shares of Voting Preferred Stock from Richard
C.  Jelinek,  an  abstention  will  have  the
effect of a vote against such proposals,  and
non-voted shares will have no effect  on  the
approval  of  such  proposals  (assuming  the
presence  of  a  quorum).   Votes   will   be
tabulated, using an automated scanner, by the
inspectors  of  election  appointed  by   the
Company.

                   HISTORY

   Prior  to  March  1, 1996,  the  Company's
predecessor  (the "Predecessor  Corporation")
operated  a  software  and  related  services
business  and a small managed care  business.
In    February,    1995,   the    Predecessor
Corporation adopted a formal plan to separate
its  managed care business from its  software
and  related services business.  In order  to
effect   this   separation,  the  Predecessor
Corporation formed a new Delaware subsidiary,
Medicus  Systems Software, Inc., to which  it
transferred all of its assets and liabilities
excluding   only  the  defined   assets   and
liabilities of its managed care business.  In
turn,   the   stock  of  this   company   was
distributed on March 1, 1996 on a  share-for-
share  basis  to  the  stockholders  of   the
Predecessor Corporation (the "Distribution"),
and  the  name of the new company was changed
to  Medicus Systems Corporation.  Immediately
after   the   Distribution,  the  Predecessor
Corporation, which then consisted only of the
managed  care business, effected  a  one-for-
three reverse stock split.  Also on March  1,
1996,  immediately  after the  reverse  stock
split,  the Predecessor Corporation  acquired
three  Arizona  corporations engaged  in  the
managed   care   business   through    merger
transactions  (the  "Mergers")  pursuant   to
which  each of the three Arizona corporations
became  a  wholly-owned  subsidiary  of   the
Predecessor  Corporation, and the Predecessor
Corporation's  name  was changed  to  Managed
Care    Solutions,   Inc.   ("Managed    Care
Solutions").

  COMMON  STOCK  OWNERSHIP  BY  MANAGEMENT

   The  following  table sets  forth,  as  of
December   6,   1996,   certain   information
regarding  the  beneficial ownership  of  the
Company's  Common  Stock  by  each   of   the
Company's directors and executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group, and by each person known by the Company to be the beneficial owner of 5 percent or more of the outstanding
Common Stock.

                                 Shares        Percent of Common
Name<F1>                    Beneficially Owned       Stock
--------                       -----------          -------
Richard C. Jelinek<F2><F3>      1,937,900            29.9%
Patrick C. Sommers<F3>             56,000             0.9%
James M. Alland                         0             0.0%
William G. Brown<F3>              118,510             1.8%
Donald M. Dorfman<F3>              15,833             0.2%
Susan P. Dowell<F3>               120,500             1.9%
Jon E.M. Jacoby<F3>                73,750             1.1%
John P. Kunz                            0             0.0%
Risa Lavizzo-Mourey<F3>            17,500             0.3%
Walter J. McNerney<F3>            113,128             1.7%
Frank A. Pierce<F3>                19,167             0.3%
Timothy K. Rutledge<F3>            81,120             1.3%
Gail L. Warden<F3>                108,250             1.7%
Hollybank Investments, LP<F4>     266,800             4.1%
Stephens Inc.<F5>                 654,501            10.1%
All directors and executive
officers as a group
(21 persons)<F3>                2,758,058            40.9%

<F1>   The  address  of  all of  the  persons
   named  or  identified   above,  except for
   Stephens   Inc. and Hollybank Investments,
   LP, is c/o Medicus   Systems  Corporation,
   One Rotary Center, Suite  1111,  Evanston,
   Illinois 60201.

<F2>   Includes 100,000 shares owned by   Mr.
   Jelinek's wife.

<F3>   Includes 2,500, 50,000, 2,500, 15,833,
   32,500,  28,750,  17,500,  2,500,  19,167,
   11,250,  2,500, and 267,350 shares covered
   by   options  held  by  Mr.  Jelinek,  Mr.
   Sommers,  Mr.  Brown,  Mr.  Dorfman,   Ms.
   Dowell,  Mr.  Jacoby, Dr.  Lavizzo-Mourey,
   Mr.  McNerney,  Mr. Pierce, Mr.  Rutledge,
   Mr.   Warden   and   all   directors   and
   executive    officers    as    a    group,
   respectively,   which   were   exercisable
   within  sixty  days of December  6,  1996.
   Such     persons    disclaim    beneficial
   ownership of such shares.

<F4>   Represents shares as of November   29,
   1995,   as   reported  on   Schedule   13D
   ("13D").  The persons filing the  13D  are
   Hollybank  Investments,  LP,  a   Delaware
   Limited  Partnership ("LP") and Dorsey  R.
   Gardner,   the  general  partner   of   LP
   ("Gardner").   The 13D was filed  pursuant
   to   the   purchase  of  shares   of   the
   Company's  Common Stock  on  November  29,
   1995  which, when aggregated with  Gardner
   and   LP's  previously  purchased  shares,
   gives  Gardner deemed beneficial ownership
   of  326,800 of the outstanding  shares  of
   the   Company.     Gardner,   as   general
   partner   of   LP,  may   be   deemed   to
   beneficially   own   shares   beneficially
   owned by LP.  Except to the extent of  his
   interest  as  a  limited  partner  in  LP,
   Gardner    expressly    disclaims     such
   beneficial  ownership.   The  address   of
   Hollybank   Investments,   LP    is    One
   Financial  Center,  Suite  1600,   Boston,
   Massachusetts 02111.

<F5>   Represents shares as of February   12,
   1996,   as   reported  on  Schedule   13G,
   Amendment  No. 3.  Stephens Inc. disclaims
   beneficial ownership with respect  to  all
   of  the shares for all purposes other than
   for  reporting  purposes on Schedule  13G.
   These   shares  are  shares   over   which
   Stephens    Inc.'s   investment    adviser
   division,   Stephens  Capital   Management
   ("SCM"),   has   or  shares   voting   and
   dispositive   power   with   respect    to
   discretionary  accounts  of  customers  of
   SCM.  The address of Stephens Inc. is  111
   Center St., Little Rock,  Arkansas 72201.

   The      Company's     certificate      of
incorporation authorizes 500 shares of Voting
Preferred Stock, $1,000 par value.  Until May
31,  1998,  the  Voting  Preferred  Stock  is
entitled  to  44,000  votes  per  share,   or
22,000,000  votes if all shares  are  issued.
After  May  31,  1998, the  Voting  Preferred
Stock  has  220 votes per share.  Richard  C.
Jelinek,   Chairman  of  the   Company,   who
beneficially owns approximately 29.9% of  the
Common  Stock outstanding, has an  option  to
purchase   all  500  shares  of  the   Voting
Preferred Stock for $1,000 per share at any time prior to May 31, 1998. See "Approval of
Agreements with Richard C. Jelinek" for a description of the proposed repurchase by the Company of all of the Voting Preferred Stock.

            ELECTION  OF  DIRECTORS

   Seven  directors are to be elected at  the
Annual Meeting.  The persons named below have
been designated by the Board of Directors  as
nominees for election as directors, for terms
expiring  at  the  next  Annual  Meeting   of
Stockholders.   In addition,  information  is
provided concerning Walter J. McNerney, who has stated that he will take a medical leave of absence from the Board, effective as of the date of the Annual Meeting. All nominees are currently serving as directors.

   Unless   authority  is  withheld,   signed
proxies which are returned in a timely manner
will  be voted for the election of the  seven
nominees for director, provided that  if  any
of such nominees should be unable to serve by
virtue  of  an  unexpected  occurrence,   the
proxies will be voted for such other person or persons as will be determined by the holders of the proxies in their discretion.
Nominees receiving a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors.

Biographical information concerning the seven nominees and Mr. McNerney is presented below:

   Richard  C.  Jelinek, age 59, Chairman  of
the  Board of the Company, was co-founder  of
the    predecessor    of   the    Predecessor
Corporation in 1969 and served as Chairman of
the  Board  of  the  Predecessor  Corporation
since  its  incorporation  in  December  1984
through  February  29, 1996.   From  December
1984 through February 1996, he also served as
the Predecessor Corporation's Chief Executive
Officer.   From  1983 to  1985  he  was  also
Chairman  of  the  Board and Chief  Executive
Officer   of  Mediflex  Systems  Corporation.
Prior  to  founding  the predecessor  of  the
Predecessor  Corporation,  Mr.  Jelinek   was
Associate Professor of Industrial Engineering
and  Hospital  Administration  and  Director,
Systems Engineering Group, Bureau of Hospital
Administration at The University of Michigan.
He has a Ph.D. in Industrial Engineering from
The  University of Michigan.  He   has been a
director of the Predecessor Corporation since
its incorporation in 1984  and of the Company
and  Managed   Care   Solutions   since   the
Distribution  and   Mergers.   He  has   been
Chairman  of  the  Board  of   Managed   Care
Solutions since July 1996.

   Patrick C. Sommers, age 49, President  and
Chief  Executive Officer, joined the  Company
in  his  current  position in February  1996.
From  1992  to  1996, Mr. Sommers  served  as
President  of Ceridian Employer  Services,  a
$400 million division of Ceridian Corporation
(formerly  Control  Data Corporation).   From
1990  to  1992, Mr. Sommers was President  of
GTE  Information Services, a division of  GTE
Corporation.  From 1969 to 1990, Mr.  Sommers
served  in  successive  management  positions
with    Dun    &    Bradstreet   Corporation,
culminating with his position as President of Dun & Bradstreet Information Resources, Inc.

   William G. Brown, age 54, is a partner  of
Bell,  Boyd & Lloyd, Chicago, IL, counsel  to
the  Company,  and has been Secretary  and  a
director of the Predecessor Corporation since
its  incorporation in December 1984,  and  of
the  Company and Managed Care Solutions since
the  Distribution and Mergers.  Mr. Brown  is
also   a   director  of  MYR   Group,   Inc.,
Dovenmuehle    Mortgage,   Inc.    and    CFC
International, Inc.

   Jon  E.M.  Jacoby,  age 58,  is  Executive
Vice  President, Chief Financial Officer  and
member  of the Board of Directors of Stephens
Group,  Inc.,  an affiliate of Stephens  Inc.
Mr.  Jacoby  is also a director  of  American
Classic  Voyages  Co., St. Vincent  Infirmary
Medical Center, Delta &  Pine  Land Co.,  and
Beverly  Enterprises,  Inc.   He  was   first
elected   a   director  of  the   Predecessor
Corporation in 1991 and has been a director of the Company since the Distribution.

   Risa   Lavizzo-Mourey,   age  42,  is  the
Sylvan   Eisman   Professor  of Medicine  and
Health  Care  Systems at  the  University  of
Pennsylvania   where   she   is a  practicing
Internist  and  Geriatrician.  Dr.   Lavizzo-
Mourey   earned  her   medical   degree   and
completed her  residency at  Harvard  Medical
School followed by  a   Masters  of  Business
Administration   at   the    University    of
Pennsylvania's   Wharton   School. She   also
held faculty  appointments  at  the   Harvard
Medical School and Temple  University Medical
School.   Dr. Lavizzo-Mourey  has  served  on
numerous   Federal    advisory    committees,
including  the   White  House  Task  Force on
Health Care Reform where  she  co-chaired the
Working Group on  Quality of Care and several
Institute   of   Medicine   Committees.   She
continues to be a consultant  to   the  White
House on  Health  Care Policy.  Dr.  Lavizzo-
Mourey  is  a   director  of  Nellcor Puritan
Bennett, the Kapson Group, the American Board
of Internal  Medicine  and  a  Regent  of the
American  College of  Physcians. Dr. Lavizzo-
Mourey   has   been   a   director   of   the
Predecessor Corporation since April 1994, and of the Company and Managed Care Solutions since the Distribution and Mergers.

   Walter  J. McNerney, age 71, is the Herman
Smith Professor of Health Policy at the  J.L.
Kellogg   Graduate  School   of   Management,
Northwestern  University  and   Chairman   of
Walter J. McNerney and Associates.  From 1978
to  1981, Mr. McNerney was national President
of   the   Blue   Cross   and   Blue   Shield
Association.  Mr. McNerney is Chairman of the
Board of McNerney Heintz, Inc.  He is also  a
director  of  the  Board of  American  Health
Properties,  Inc.,  Hanger Orthopedic  Group,
Inc.,   The  Hospital  Fund,  Inc.,  Hospital
Research and Educational Trust, Institute for
the Future, Institute of Physician Management
Relations, National Executive Service Corps.,
Osteotech  Inc.,  The  Stanley  Works,  Inc.,
Value  Health,  Inc. and Ventritex.   He  was
first  elected a director of the  Predecessor
Corporation  in  1985 and  has  served  as  a
director  of  the  Company and  Managed  Care
Solutions since the Distribution and Mergers,
and  served  as  Chairman  of  the  Board  of
Managed Care Solutions from March 1, 1996  to
July  1, 1996.  Mr. McNerney has stated  that
he  will take a medical leave of absence from
his duties as a director, effective as of the
date  of  the Annual Meeting, due  to  health
reasons.  Therefore, he is not a nominee  for
election as a director at the Annual Meeting.
However,  the  Board  currently  intends   to
increase the number of directors to eight, and to elect Mr. McNerney to the resulting vacancy, at such time as his health permits him to resume a full schedule of business activities.

   Gail  L. Warden, age 58, is President  and
Chief  Executive Officer of Henry Ford Health
System,  Detroit,  MI.  Mr.  Warden  is  Past
Chairman  and  Board Member of  the  American
Hospital Association Board of Trustees and  a
member  of  the  Governing  Council  of   the
Institute of Medicine of the National Academy
of Sciences. Mr. Warden is also a director of
the  Robert Wood Johnson Foundation, Comerica
Bank   Midwest  of  Detroit,  Mental   Health
Management  and American Healthcare  Systems.
In  addition, Mr. Warden is Chairman  of  the
Michigan  Medicaid Funding Task  Force,  Vice
Chairman of the Matthew Thorton Health  Plan,
and  a  member of the Association for  Health
Services   Research  and   the   Pew   Health
Professions  Commission. He is past  Chairman
of  the  Board  of Trustees of  the  National
Committee  for  Quality  Assurance.   He  was
first  elected a director of the  Predecessor
Corporation  in  1988 and  has  served  as  a
director    of   the   Company   since    the
Distribution and Mergers.

   John  P.  Kunz,  age  63,  was  elected  a
director  on January 2, 1997. He  is  founder
and   President,   since  1989,   of   J.P.K.
Associates, an international consulting  firm
in  the  information industry.  From 1978  to
1989,   Mr.   Kunz   served   in   successive
management  positions with Dun  &  Bradstreet
Corporation, culminating with his position as
President   of  Dun  &  Bradstreet   Business
Marketing  Services in 1984 and President  of
Dun   &   Bradstreet   Business   Information
Services  in  1989.  From 1975 to  1978,  Mr.
Kunz  served  as Chairman of R.H.  Donnelley,
Europe.  Mr. Kunz was formerly a director  of
Advance-Peterholm   Group,   Ltd.,   American
Credit Indemnity Company, Dun  &   Bradstreet
International, and Intervest.

  MEETINGS  AND  COMMITTEES  OF  THE  BOARD

   During  the  fiscal  year  ended  May  31,
1996,  the  Board  of  Directors  held  seven
meetings (six of which were meetings  of  the
Predecessor  Corporation Board  of  Directors
and   one   of  which  occurred   after   the
Distribution  and  Mergers).    No   director
attended  fewer  than  three-fourths  of  the
aggregate number of meetings of the Board and
of the committees described below on which he
or  she  served during the past fiscal  year,
except  that  Jon Jacoby, a director  of  the
Predecessor Corporation, failed to attend two
meetings of the Predecessor Corporation Board
of  Directors.   The Board has designated  an
Audit   Committee,  whose  functions  include
making  recommendations to the Board  on  the
selection  and  retention  of  the  Company's
independent  accountants, and a  Compensation
and  Stock  Option Committee, whose functions
include  making recommendations to the  Board
regarding the salaries and bonuses to be paid
and  stock  options  to  be  granted  to  the
executive officers and key employees  of  the
Company.    Messrs.  Brown  and  Jacoby   are
currently  the members of the Audit Committee
and  Dr.  Lavizzo-Mourey and Messrs. McNerney
and  Warden are currently the members of  the
Compensation  and  Stock  Option   Committee.
During  the fiscal year ended May  31,  1996,
the  Audit Committee and the Compensation and
Stock  Option Committee met once.   Prior  to
the   Distribution  and  Mergers,  the  Audit
Committee of the Predecessor Corporation  met
two  times  and  the Compensation  and  Stock
Option    Committee   of   the    Predecessor
Corporation met five times.

                              COMPENSATION

Summary Compensation Table
                                                        Long-Term
                                Annual Compensation    Compensation
                              =======================  ============
                                                        Securities
                                                Other   Underlying
                                                Annual   Options/  All Other
Name and Principal    Fiscal  Salary  Bonus  Compensation  SARs   Compensation
Position<F1><F2>       Year    ($)     ($)       ($)       (#)       ($)<F3>
------------------    ------  ------  -----  ------------ -----   ------------
Richard C. Jelinek
 Chairman              1996  247,917                      5,000      10,605
Patrick C. Sommers<F4>
 C.E.O.                1996   63,465                    718,000
James M. Alland
 Exec. VP              1996  173,250                                  3,465
Donald M. Dorfman
 VP                    1996  108,825  35,000             15,000       2,557
Susan P. Dowell
 Exec. VP              1996  173,250                                  3,465
Frank A. Pierce
 Sr. VP                1996  155,750  70,000             20,000       4,340
Timothy K. Rutledge
 VP                    1996   88,664  50,668                          2,324

<F1>   Includes  the  Chairman of  the  Board
  and  Chief Executive Officer and the  other
  most  highly compensated executive officers
  as  measured  by salary and  bonus  meeting
  the   disclosure   threshold   requirements
  pursuant  to Item 402 of S.E.C.  Regulation
  S-K.    In   February  1996,  Mr.   Jelinek
  resigned  his  position  as  President  and
  Chief Executive Officer of the Company  and
  remains   Chairman   of   the   Board    of
  Directors.    Mr.   Sommers   was   elected
  President and Chief Executive Officer of the Company in February 1996. Pursuant to
  Item  402, information is included on James
  M.  Alland,  although he was no  longer  an
  executive officer as of May 31, 1996.

<F2>   Information  is  provided only for the
  fiscal year ended May  31, 1996 because the
  Company  only   became   subject   to   the
  reporting  requirements  of  the Securities
  Exchange Act of 1934 in connection with the
  Distribution,   which occurred  on March 1,
  1996.    The    amounts    shown    include
  compensation  received from the Predecessor
  Corporation prior to March 1, 1996.

<F3>   The   Company   has   a   contributory
  retirement   savings   plan   which  covers
  eligible  employees  who qualify  as to age
  and length  of service.   Participants  may
  contribute  2% to 15%  of  their  salaries,
  subject     to     maximum     contribution
  limitations imposed by the Internal Revenue
  Service.  The amounts shown for Mr. Alland,
  Mr. Dorfman, Ms. Dowell, Mr. Pierce and Mr.
  Rutledge   represent   contributions to the
  accounts  of  these  individuals under such
  plans.    Of  the  amounts   shown   for Mr.
  Jelinek, $4,620 represents contributions to his account under such plans and $5,985 represents amounts paid to Mr. Jelinek as an automobile allowance.

<F4>   The  number of options  shown  for Mr.
  Sommers includes 350,000 options originally
  granted  under the 1996 C.E.O. Stock Option
  Plan  by  the  Predecessor  Corporation  on
  February 28,   1996, which  were assumed by
  the Company, but were subsequently canceled
  upon   the  grant by  the  Company of a new
  option for 350,000  shares  under  its 1996
  C.E.O. Replacement Stock Option Plan (also reflected in the number of options shown in the table).

Option / SAR Grants Table
-------------------------
   The  following table provides  information
on   stock  options  granted  to  the   named
executive  officers during fiscal year  1996.
The  potential realizable value of each grant
of  options was determined assuming that  the
market   price  of  the  underlying  security
appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10% as required pursuant to
Item 402 of S.E.C. Regulation S-K.

                Option / SAR Grants in Last Fiscal Year
                                                           Potential Realizable
                                                             Value at Assumed
                                                           Annual Rates of Stock
                                                          Price Appreciation for
                           Individual Grants               10-Year Option Term
          ===============================================  ===================
            Number of      % of Total
            Securities    Options/SARs
            Underlying     Granted to   Exercise    Expir-
           Options/SARs   Employees in   or Base    ation    5%<F2>     10%<F2>
Name      Granted(#)<F1>   Fiscal Year  Price($/Sh)  Date     ($)         ($)
------    --------------   -----------  -----------  ----     ---         ---
Richard C.
 Jelinek       5,000        0.7%         7.605    2/27/06     23,956      60,460
Patrick C.
 Sommers<F3> 350,000                     7.510    2/28/06  1,653,050   4,189,152
Patrick C.
 Sommers<F4> 175,000       24.5%         6.500    3/12/06    716,625   1,808,625
Patrick C.
 Sommers<F5>  58,333        8.2%         6.500    3/12/06    238,875     602,875
Patrick C.
 Sommers<F6>  58,333        8.2%         6.500    3/12/06    238,875     602,875
Patrick C.
 Sommers<F7>  58,333        8.2%         6.500    3/12/06    238,875     602,875
Patric  C.
 Sommers<F8>  18,000        2.5%         2.000    3/12/06    154,710     267,030
James M.
 Alland
Donald M.
 Dorfman      15,000        2.1%         6.825    7/28/05     64,496     162,776
Susan P.
 Dowell
Frank A.
 Pierce       20,000        2.8%         6.825    7/28/05     55,125     217,035
Timothy K.
 Rutledge

<F1>    Generally, options granted in  fiscal
  year  1996  are  exercisable  starting   12
  months  after  the  grant  date,  with   25
  percent   of  the  shares  covered  thereby
  becoming exercisable at that time and  with
  an  additional  25 percent  of  the  option
  shares   becoming   exercisable   on   each
  successive  anniversary  date,  with   full
  vesting    occurring    on    the    fourth
  anniversary   date.    The   options   were
  granted for a term of 10 years, subject  to
  earlier   termination  in  certain   events
  related to termination of employment.

<F2>   These    amounts   represent   certain
  assumed   rates   of   appreciation   only.
  Actual  gains,  if  any,  on  stock  option
  exercises  and  Common Stock  holdings  are
  dependent on the future performance of  the
  Common   Stock  and  overall  stock  market
  conditions.   There  can  be  no  assurance
  that the amounts reflected in this table will be achieved.

<F3>   These    options   were   granted   on
  February   28,  1996  by  the   Predecessor
  Corporation  under  the 1996  C.E.O.  Stock
  Option  Plan, were assumed by the  Company,
  and  were  subsequently canceled  on  March
  12,  1996 upon the grant by the Company  of
  350,000  new options under the 1996  C.E.O.
  Replacement Stock Option Plan.   Therefore,
  the  options granted on February  28,  1996
  have   been  omitted  in  calculating   the
  percentage of total options/SARs granted to employees during the fiscal year.

<F4>   Of    these    options,   25%     were
  immediately    exercisable,     with     an
  additional  25%  becoming  exercisable   on
  each   of  the  second,  third  and  fourth
  anniversaries of the date of grant.

<F5>   Represents  performance options  which
  will vest if the price of the Common Stock for ten consecutive trading days exceeds
  (i)  $9.50 prior to February 28, 1997, (ii)
  $11.50  between March 1, 1997 and  February
  28, 1998, or (iii) $13.50 between March  1,
  1998 and February 28, 2000.

<F6>   Represents  performance options  which
  will vest if the price of the Common Stock for ten consecutive trading days exceeds
  (i)  $11.50 prior to February 28, 1998,  or
  (ii)  $13.50  between  March  1,  1998  and
  February 28, 2000.

<F7>   Represents  performance options  which
  will vest if the price of the Common Stock exceeds $13.50 for ten consecutive trading days prior to February 28, 2000.

<F8>   This  grant  to Mr. Sommers represents
  options  which  have an exercise  price  of
  $2.00   per  share,  all  of  which  become
  exercisable  on  February  28,  1997.   The
  closing  price  of  the  Company's   Common
  Stock  on  the date of grant was $6.50  per
  share.   The  price used as the base  share
  price    in   calculating   the   potential
  realizable  value of the grant  was  $6.50.
  At the date of grant, the value of these options was $81,000.

Option / SAR Exercises and Year-end Valuation
Table
---------------------------------------------

  Aggregated Option / SAR Exercises in Last Fiscal Year and FY-
                     End Option / SAR Values
                                             Number of
                                            Securities            Value of
                                            Underlying          Unexercised
                                            Unexercised         In-the-Money
                                            Options/SARs        Options/SARs
                                             at FY-End          at FY-End<F3>
                                         ==================  =================
          Shares Acquired     Value
          on Exercise<F1>  Realized<F2>  Exerci-   Unexerc-  Exerci-   Unexerci-
  Name          (#)            ($)       sable(#)  sable(#)  sable($)  sable($)
-------   ---------------  ------------  --------  --------  --------  -------
Richard C.
 Jelinek                                  1,250       8,750

Patrick C.
 Sommers                                 43,750     324,250             65,250

James M.
 Alland                                  80,000      65,000

Donald M.
 Dorfman                                  9,583      43,750

Susan P.
 Dowell                                  27,500      22,500

Frank A.
 Pierce                                  19,167      77,500

Timothy K.
 Rutledge                                11,250       3,750

<F1>      Number   of  securities  underlying
   options/SARs exercised.

<F2>    Market value of underlying securities
   on date of exercise, minus the exercise or base price.

<F3>    Market value of underlying securities
   at year-end ($5.625), minus the exercise or base price.

Director Compensation
---------------------
   All  directors of the Company are paid  an
annual  retainer  of $12,000.   In  addition,
under  the  Company's 1994  Directors'  Stock
Option  Plan,  an  option to  purchase  5,000
shares of the Company's Common Stock is granted to each director of the Company at the time of each annual meeting of the stockholders. Each option is for a term of ten years, becomes exercisable with respect to 25% of the shares covered thereby on each of the first four anniversaries of the date of grant and has an exercise price equal to the fair market value on the date of grant.
At the time of his election to the Board, Mr.
Kunz was granted an option to purchase 30,000 shares of Common Stock on similar terms and has waived his rights to receive an option under the Directors' Stock Option Plan at the time of the Annual Meeting.

Employment Agreements
---------------------
   The Company has entered into an employment
agreement  with Patrick C. Sommers  providing
for  his  employment as President  and  Chief
Executive   Officer  of  the  Company.    The
agreement, which was entered into in February
1996 and amended in March 1996, provides that
during Mr. Sommers' full-time employment,  he
is  to  receive an annual salary of not  less
than  $250,000 and is eligible to participate
in  Medicus' bonus plan with a targeted bonus
of  44% of his base salary in accordance with
the   Company's   customary   practices   and
formulae.  Mr. Sommers also received  options
to  purchase 368,000 shares of the  Company's
Common Stock.  Of the total option grant, the
option  to purchase 175,000 shares is subject
to vesting in four equal increments of 25% on
the date of the agreement and on February 28,
1998, 1999, and 2000.  The option to purchase
an  additional 175,000 shares is  subject  to
vesting  in three separate tranches triggered
by  the closing price of Medicus Common Stock
for ten consecutive trading days equaling  or
exceeding   specified   targets.    Of    the
remaining  total option grant, the option  to
purchase 18,000 shares is subject to  vesting
on  February  28, 1997 with such  option  not
being subject to cancellation as a result  of
his  termination  for  any  reason  prior  to
February 28, 1997.  In the event of a  change
in  control  of Medicus, Medicus  has  agreed
that if Mr. Sommers' employment is terminated
by  the  Company  other than  for  cause  or,
without   his  consent,  Medicus   materially
changes his duties or responsibilities or the
location  of his principal place of work  and
as  a  result  of such change or  changes  he
voluntarily terminates his employment,  then,
in  either  such event, all of  Mr.  Sommers'
outstanding  options  will  vest  and  become
exercisable on the date of termination of his
employment.   In  addition, if  a  change  of
control occurs during the first twelve months
following   the   date  of   his   employment
agreement, and if at the time of the change in control his vested in-the-money options do not have a value of at least $1,000,000, Medicus will alternatively accelerate enough of Mr. Sommers' options so that he has a vested value of $1,000,000 or pay him a bonus equal to the difference between the vested value of his options and $1,000,000.

   The Company has entered into an employment
agreement with Frank A. Pierce providing  for
his  employment as Senior Vice  President  of
the   Company.   The  agreement,  which   was
entered into in May 1994 and expires  in  May
1998,  provides that Mr. Pierce's  employment
will be full time for the first two years  of
its  term and may become part-time thereafter
at  either party's option.  During his  full-
time employment, Mr. Pierce is to receive  an
annual salary of not less than $140,000, with
an  annual  bonus in the first two  years  of
$70,000  if  certain personal  and  corporate
objectives are met (and bonuses thereafter in
accordance   with  the  Company's   customary
practices).  During any period of  less  than
full-time  employment,  Mr.  Pierce's  annual
salary  will  not be less than  $12,000.  Mr.
Pierce  is eligible for the same benefits  as
other Company employees, except that he  will
be  eligible  for 26 days of  paid  time  off
annually.   At the time of execution  of  the
agreement,  Mr.  Pierce received  options  to
purchase   20,000  shares  of  the  Company's
Common  Stock,  subject to  vesting  in  four
annual  installments of 25%, and  performance
options  to  purchase  an  additional  56,667
shares of the Company's Common Stock, subject to vesting in four annual installments of 25%, if agreed upon performance objectives are met.

   At  the  time of Mr. Jelinek's resignation
as  Chief  Executive Officer of the  Company,
the  Company and Mr. Jelinek entered  into  a
letter agreement providing that, for the two-
year  period beginning June 1, 1996 (the date
of   Jelinek's  resignation  as  a  full-time
employee),   Mr.  Jelinek  would   serve   as
Chairman of the Board and as a consultant  to
Medicus.   The  agreement provides  that  Mr.
Jelinek will receive compensation of $250,000
annually.   The agreement also provides  that
Mr. Jelinek will receive (i) lifetime medical benefits for himself and his wife equivalent to those provided to Medicus executives, (ii) reimbursement of Mr. Jelinek's out-of-pocket expenses for his relocation to Colorado, and
(iii)  the  services of a full-time secretary
at his office in Colorado. In connection with this agreement, Mr. Jelinek executed a modified version of the Medicus Standard Key
Employee Executive Non-disclosure Agreement.

Compensation and Stock Option Committee
Report
---------------------------------------
   The    Company's   compensation   policies
applicable to its executive officers are administered by the Compensation and Stock
Option Committee of three independent non-employee members of the Board of Directors.

Compensation Philosophy
-----------------------
   The  Company's compensation  programs  are
designed to link executives' compensation  to
the  performance of the Company  and  provide
competitive  compensation for  the  Company's
executives relative to a select group of peer
companies in order to attract and retain high
caliber  senior executives essential  to  the
Company's    long-term    prosperity.     The
compensation mix reflects a balance of annual
base  salary,  annual cash awards,  including
incentive     awards,    and     equity-based
incentives.  Annual incentive cash awards are
granted based on the achievement of corporate
financial  targets, divisional operating  and
financial    objectives,    and    individual
performance.  Emphasis, however, is placed on
the  more  strategic equity-based plans  that
build    shareholder   value   and    provide
incentives to motivate executive behavior over the long term.

Compensation Program
--------------------
   The     Company's    executive     officer
compensation  consists of two  key  elements:
(1)  an  annual cash component  comprised  of
base  salary  and bonus; and (2) a  long-term
equity   component  with  respect  to   which
existing   holdings  of  Common   Stock   are
recognized  and, in appropriate cases,  stock
options  are  granted.   The  policies   with
respect   to  each  of  these  elements   are
described below.

   (1)  Annual Compensation
   Base  salaries for executive officers  are
determined by evaluating the responsibilities
of  the position and comparing it with  other
executive  officer positions in  the  Company
and   the   marketplace.   For  purposes   of
comparability,  the Company  utilizes  annual
executive   compensation   surveys   prepared
internally   as  well  as  periodic   surveys
prepared    by   a   nationally    recognized
compensation  consulting  firm.    For   this
purpose, the "market" consists of a broad range of companies with which the Company feels it competes for executive talent. This group is different than the peer group used for comparison purposes in the stock price performance graph that appears elsewhere in this proxy statement because the Company believes the market for executive talent extends to a broader range of companies than those included in the stock price performance graph.

   Annual  salary adjustments are  determined
by a review of market research, the Company's
performance (measured by earnings  per  share
growth),  the  individual's  contribution  to
that  performance, and for executive officers
responsible  for  particular business  units,
the  financial and operating results of their
business  units.   No  specific  weights  are
assigned to these factors.

   For fiscal 1996, bonuses had two elements:
a   Company  Performance  Incentive  and   an
Individual   Performance   Incentive.     The
Company Performance Incentive is an incentive
program  based  on  the  Company  meeting  or
exceeding its targeted earnings objective and
is   defined   as   a  percentage   of   each
executive's  salary.  The Company Performance
Incentive   program  is  designed   to   link
compensation  to  the  performance   of   the
Company.   Under  this program,  the  Company
must  produce  a  minimum  target  return  to
shareholders   before   Company   performance
awards  are generated.  At the minimum target
level,  50% of the Company Performance  award
is  given.  An additional award of 50% of the
Company Performance award can be paid  should
the  Company  achieve  its  "stretch"  target
performance   level.   The  award   increases
incrementally,  up  to 150%  of  the  Company
Performance award, if the Company achieves an
earnings per share above the "stretch" level.
For fiscal 1996, the minimum target return to
shareholders was not achieved, and  therefore
Company  Performance Incentive  bonuses  were
not   awarded.   The  Individual  Performance
Incentive  is an incentive program  based  on
achieving  individual  objectives  that   are
defined at the beginning of each fiscal year.
Individual objectives, such as business  unit
operating   profit,   customer   satisfaction
measures   and  customer  deliverables,   are
action-oriented   with  measurable   outcomes
and/or   results.    Individual   performance
objectives  were  achieved by  the  following
named executive officers as exhibited in  the
Compensation  Table  contained  herein:   Mr.
Dorfman, Mr. Pierce and Mr. Rutledge.

   (2)  Long-Term Compensation
   To   align   shareholders'  and  executive
officers'  interests, the Company's long-term
compensation  plan uses stock  option  grants
whose  value is related to the value  of  the
Company's  Common  Stock.   Grants  of  stock
options  are  made under the Medicus  Systems
Corporation 1989, 1991, 1993, and 1994  Stock
Option  Plans,  the  1993  Performance  Stock
Option Plan, the 1994 Director's Stock Option
Plan,  and, subject to shareholder  approval,
the  1996  C.E.O.  Replacement  Stock  Option
Plan,  1996 C.E.O. Special Stock Option Plan,
and   the  1997  Employee  Stock  Option  and
Restricted  Stock  Plan,  which   are   being
presented for approval to the stockholders at
the Annual Meeting (see  "Approvals  of  1996
C.E.O. Replacement Stock Option Plan and 1996
C.E.O.   Special  Stock   Option  Plan"   and
"Approval of 1997  Employee Stock Option  and
Restricted Stock Plan"). In granting options,
the Board takes  into  account existing stock
holdings   and  options  already held by each
executive. The  size  of each option grant is
determined  by   the   individual's  position
within    the  Company,    the   individual's
level of responsibility and the number of options currently held by the individual.

   Generally, stock options are granted  with
an  exercise  price equal to the fair  market
value  of the Company's stock on the date  of
grant.  Stock options generally vest in  four
annual increments and are exercisable  up  to
ten   years   from  the  date  granted.    In
addition, the Company has granted and intends
to    continue   granting   performance-based
options  which  vest upon the  attainment  of
individually-specified goals  or  after  nine
years.   Both types of stock options  provide
incentive for the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation occurs in the price of the Company's Common Stock over a specified number of years.

CEO Compensation
----------------
   During  fiscal  1996, the  Company's  most
highly  compensated  executive  officer   was
Richard  C.  Jelinek, Chairman of  the  Board
and, until February 1996, the Chief Executive
Officer of the Predecessor Corporation.  As a
director  of  the  Company, Mr.  Jelinek  was
awarded   5,000   options  under   the   1994
Director's  Stock  Option Plan.   His  annual
compensation was determined by the  Committee
using  the  same criteria that were  used  to
determine   compensation  levels  for   other
corporate  officers  and  was  based  on  the
Committee's   assessment  of  Mr.   Jelinek's
overall  performance.  No specific  weighting
was  assigned to these factors.  In addition,
it  was the opinion of the Committee that Mr.
Jelinek's    leadership   and   vision    has
strengthened the position of the Company over
the  past  several years and for the  future.
In the Committee's view, Mr. Jelinek's fiscal
1996   compensation   package   reflects   an
appropriate  balance  of  (i)  the  Company's
performance   in   fiscal  1995,   (ii)   Mr.
Jelinek's own performance level, and (iii) competitive standards.

   On  February 28, 1996, Mr. Sommers  joined
the  Company as President and Chief Executive
Officer.   Pursuant to Item 402,  information
related to Mr. Sommers' compensation has been
included   herein.    Mr.   Sommers'   annual
compensation was determined by the  Committee
using  the  same criteria that were  used  to
determine   compensation  levels  for   other
corporate  officers  and  was  based  on  the
Committee's      assessment      of       the
responsibilities   of   the   position    and
comparing  it  with  other executive  officer
positions in the Company and the marketplace.
In  addition, Mr. Sommers was granted options
to  purchase  a  total of 368,000  shares  of
Medicus   Common   Stock   (see   "Employment
Agreements").   It  was the  opinion  of  the
Committee  that  the options granted  to  Mr.
Sommers  align  his interests with  those  of
stockholders  and the size of the  grant  was
commensurate with the level of responsibility
of  his  position.  In the Committee's  view,
Mr. Sommers' fiscal 1996 compensation package
reflects  an appropriate balance of  (i)  the
Company's  performance during his  tenure  in
fiscal   1996,   (ii)   Mr.   Sommers'    own
performance   level,  and  (iii)  competitive
standards.

Policy   with   Regard  to  the   $1  Million
Deduction Limit
---------------------------------------------
   In  1993, Section 162(m) was added to  the
Internal   Revenue   Code.    This    section
generally  limits  to  $1  million  the   tax
deduction  for compensation paid to executive
officers  of a publicly-held corporation  who
are named in the proxy statement, subject  to
an   exception   for   a  "performance-based"
compensation  plan  as  defined  under   that
section.   The 1996 C.E.O. Replacement  Stock
Option  Plan, the Company's existing employee
stock option plans, as proposed to be amended
as described in this proxy statement, and the
1997  Employee  Stock Option  and  Restricted
Stock  Plan,  are  intended  to  qualify   as
"performance-based   plans,"   except    with
respect  to  Restricted Shares awarded  under
such  plans.  The Company's Compensation  and
Stock  Option  Committee has determined  that
the  other compensation currently paid to the
Company's   executive   officers,   including
Restricted Shares, is not expected to  exceed
the   limitation  as  set  forth  in  Section
162(m).

   The foregoing report has been approved by all members of the Committee and Mr. Brown, who served on the Committee during fiscal
1996.
                         William G. Brown
                         Risa Lavizzo-Mourey
                         Walter J. McNerney
                         Gail L. Warden

Option Repricing Report and Table
---------------------------------
  The  following  table  sets  forth  certain
information concerning the repricing of stock
options  occurring since August 1, 1991,  the
date  the  Predecessor Corporation  became  a
reporting   company  under   the   Securities
Exchange Act of 1934.

       Ten Year Options/SAR Repricings
       -------------------------------
                   Number of
                  Securities
                  Underlying   Mkt. Price
                    Options/     of Stock   Exercise Price        Original Term
                      SARs      at Time of    at Time of     New     Remaining
                  Repriced or  Repricing or  Repricing or  Exercise  at Date of
Name<F1>   Date    Amended(#)  Amendment($)  Amendment($)  Price($)  Repricing
--------  ------  -----------  ------------  ------------  --------  ---------
Patrick C.
Sommers    3/12/96  350,000       6.50          7.51         6.50   9yr., 11 mo.
C.E.O.

Deborah R.
Suckow     2/27/93   10,000       8.75         10.00         8.75   9yr., 4 mo.
VP

Robert C.
Steffel    2/27/93    2,000       8.75         10.00         8.75   9yr., 4 mo.
Sr. VP      7/8/94    1,000      12.00         18.88        12.00   9yr., 7 mo.
            7/8/94   50,000      12.00         17.00        12.00   9yr., 10 mo

Donald
Simborg     7/8/94  170,000      12.00         17.00        12.00   9yr., 10 mo.
Sr. VP

Victor W.
Sterne     2/27/93    9,000       8.75         10.00         8.75   9yr., 4 mo.
VP

Carol
Hayden     2/27/93   10,000       8.75         10.00         8.75   9yr., 4 mo.
VP

Michael
Minear     2/27/93    2,000       8.75         10.00         8.75   9yr., 4 mo.
VP

George
Whetsell   2/27/93   60,000       8.75         10.00         8.75   9yr., 4 mo.
VP

Robert
Barcklay    7/8/94    2,000      12.00         18.88        12.00   9yr., 7 mo.
VP

Arlene
Verona      7/8/94   10,000      12.00         18.88        12.00   9yr., 7 mo.
VP

Roxane
Spitzer-
Lehmann     7/8/94    5,000      12.00         17.00        12.00   9yr., 10 mo.
VP

Frank A.
Pierce      7/8/94   76,667      12.00         17.25        12.00   9yr., 11 mo.
Sr. VP


<F1>   The repricings   of   stock    options
   granted  to  Ms.  Suckow, Mr. Steffel, Mr.
   Simborg,    Mr.   Sterne,  Ms. Hayden, Mr.
   Minear,  Mr.  Whetsell,  Mr. Barcklay, Ms.
   Verona,  Ms.   Spitzer-Lehmann    and  Mr.
   Pierce   were approved  by the Predecessor
   Corporation's   Board  of   Directors  and
   occurred prior  to the  Distribution.  For
   these individuals, the  market prices, the
   original  exercise   prices   and the  new
   exercise prices  shown  in  the  Repricing
   Table  are  the  actual  prices   at   the
   time  the   repricings occurred  and  have
   not been adjusted to reflect the impact of the Distribution on these prices.

   On  March  12, 1996, the Compensation  and
Stock Option Committee of the Company's Board
of  Directors  determined that certain  stock
options issued to the Chief Executive Officer
by   the   Predecessor  Corporation  had   an
exercise price higher than the market price of the Company's Common Stock. In light of the Committee's conclusion that such options were not providing the desired incentive, it replaced options with exercise prices of $7.51 per share with new stock options to purchase an identical number of shares of the Company's Common Stock at the then current market price of $6.50 per share.

                         William G. Brown
                         Walter J. McNerney
                         Gail L. Warden

Performance Graph
-----------------
   The    following   graph   compares    the
cumulative   total  shareholder   return   on
Medicus Systems Corporation Common Stock to that of the NASDAQ market index and an index comprised of the common stock of 17 peer companies that compete in the healthcare information systems industry over the period from the Distribution of the Company's common shares to stockholders of the Predecessor
Corporation on March 1, 1996 to May 31, 1996.
In calculating cumulative total shareholder return, reinvestment of dividends is assumed, and the returns of each member of the peer group are weighted for market capitalization.

          CORPORATE PERFORMACE GRAPH
                (See Appendix A)

                 March 1, 1996   May 31, 1996
                 -------------   ------------
Medicus               100            70.7
NASDAQ U.S.           100           113.3
Peer Group            100           116.0

   The  peer  group of companies was selected
based  upon  their being in the  business  of
healthcare  information systems  and  related
services.   The companies in the peer  group,
which   for   Corporate   Performance   Graph
purposes does not include the Company, are as
follows:   Access  Health  Marketing,  Cerner
Corporation, Cycare Systems, Inc., First Data
Corporation,  GMIS,  Inc.,  HBO  &   Company,
Health   Management  Systems,   Health   Risk
Management,     Keane,     Inc.,     Medaphis
Corporation, Medic Computer Systems, Mediware
Information   Systems,   Policy    Management
Systems,  Shared  Medical Systems,  Spacelabs
Medical, Inc., U.S. Services, Inc. and  Value
Health, Inc.

   The    following   graph   compares    the
cumulative  shareholder return on Predecessor
Corporation Common Stock over the period from
the  initial  public offering of  Predecessor
Corporation Common Stock on August  1,  1991,
to  February  29, 1996 (the last trading  day
prior  to  the Distribution) to that  of  the
NASDAQ market index and an index comprised of
the  common  stock of 17 peer companies  that
compete in the healthcare information systems
industry.   In  calculating cumulative  total
shareholder return, reinvestment of dividends
is assumed, and the returns of each member of
the   peer  group  are  weighted  for  market
capitalization.

            CORPORATE PERFORMACE GRAPH
                (See Appendix B)

             1991 1992 1993 1994 1995 1996 (1)
             ---- ---- ---- ---- ---- ----
Medicus       100  147  114  219  132  121
NASDAQ U.S.   100  118  142  150  178  227
Peer Group    100  107  125  152  203  260

(1)    Data is shown as of February 29, 1996,
   the  last   trading  day   prior  to   the
   Distribution.

   The  peer  group of companies selected  by
the  Predecessor  Corporation  to  graph  the
corporate    performance   prior    to    the
Distribution is identical to the peer group of companies selected by the Company as listed above.

Compensation   and  Stock  Option   Committee
Interlocks and Insider Participation
---------------------------------------------
   Messrs.  Brown, McNerney, and  Warden  are
currently the members of the Compensation and
Stock   Option  Committee.    None   of   the
Company's  directors  have  interlocking   or
other relationships with other boards or the Company that require disclosure under Item
402(j) of S.E.C. Regulation S-K, except as described below.

   For  the  fiscal year ended May 31,  1996,
the  Company incurred legal fees for  general
legal  services and fees associated with  the
Distribution,  effective March  1,  1996,  of
$360,619  to  the law firm of  Bell,  Boyd  &
Lloyd,  of  which William G. Brown, Secretary
and  a director of the Company, is a partner.
In  addition, during fiscal 1996, the Company
received  payments of $452,392 for  sales  of
products  and services to Henry  Ford  Health
System, Detroit, MI, of which Gail L. Warden,
a  director of the Company, is the  President
and  Chief  Executive Officer.  Also,  during
the fiscal year, the Company incurred fees of
$19,283  from  Stephens  Inc.  for  financial
advisory services rendered to the Company  in
connection with the Distribution.   Jon  E.M.
Jacoby,   Executive  Vice  President,   Chief
Financial  Officer and director  of  Stephens
Group,  Inc., an affiliate of Stephens  Inc.,
serves  as a director of the Company.   Also,
Stephens'  affiliates either  own  or  manage
approximately   16%   of   the   issued   and
outstanding  shares of the  Company's  Common
Stock.

Relationship     Between     Managed     Care
Solutions and the Company
---------------------------------------------

   Messrs.  Jelinek, Brown and  McNerney  and
Dr.  Lavizzo-Mourey are each  directors,  and
Mr. Jelinek is Chairman of the Board, of both
the  Company and Managed Care Solutions.   In
connection with the Distribution, the Company
and  Managed  Care Solutions entered  into  a
Distribution    Agreement    and     Services
Agreement.

   Distribution  Agreement.  The Distribution
Agreement  provides for, among other  things,
the principal corporate transactions required
to  effect  the  Distribution,  the  division
between   Managed  Care  Solutions  and   the
Company of certain liabilities, the treatment
of certain employee compensation, benefit and
labor  matters, and certain other  agreements
governing   the  relationship   between   the
Company  and Managed Care Solutions following
the   Distribution.    Subject   to   certain
exceptions,  the  Distribution  Agreement  is
designed to place with the Company, following
the  Distribution,  financial  responsibility
for   the   liabilities  of   the   Company's
businesses    and    for   other    corporate
liabilities  of the Predecessor  Corporation,
except   those   liabilities   relating    to
businesses that relate specifically to the business of Managed Care Solutions.

   The  Distribution Agreement provides that,
except  as  otherwise set forth therein,  all
costs  and  expenses  arising  prior  to  the
Distribution   in   connection    with    the
Distribution were to be paid by Managed  Care
Solutions (except that the Company was to pay
all expenses in connection with the filing of
its Registration Statement on Form 10 and the
printing   and   mailing   of   the   related
Information  Statement)  and  that  both  the
Company  and  Managed  Care  Solutions   will
indemnify  each other in respect  of  certain
liabilities under the Securities Exchange Act
of  1934.   Except as otherwise  specifically
provided in the Distribution Agreement, the Company will generally indemnify Managed Care
Solutions for all liabilities arising in connection with the assets and businesses of the Company or that are otherwise unrelated to the businesses of Managed Care Solutions.

   The  Company  and  Managed Care  Solutions
have   also   agreed  to  make  records   and
personnel   available  to   each   other   in
connection  with  audits, claims,  litigation
and   preparation   of  tax   returns.    The
Distribution Agreement also provides for the allocation of benefits between the Company and Managed Care Solutions under existing insurance policies.

   Pursuant  to the  Distribution  Agreement,
the Company generally assumed all liabilities
of the Predecessor Corporation under employee
pension   and  welfare  benefit  plans   with
respect to the employees and former employees
(including retirees and disabled workers) of the Company's businesses. In addition, the Company has agreed that it will be solely responsible for salary and bonus deferrals by employees of the Company who are not also employees of Managed Care Solutions following the Distribution.

   Services   Agreement.   The  Company   and
Managed Care Solutions have also entered into
a  Services Agreement pursuant to  which  the
Company  was to (i) make available to Managed
Care  Solutions  certain services,  including
tax,   accounting,   data  processing,   cash
management,  employee  benefits,  monitoring,
operational,      supervisory,      insurance
purchasing    and    claims    administration
consulting services, and (ii) provide certain
financial services to Managed Care Solutions,
including   analysis  and  advice   regarding
potential  financial transactions (including,
but  not  limited to, proposed issuance's  of
debt  or  equity securities, proposed mergers
or  asset  acquisitions or sale  transactions
and   dividend,   stock  split   or   similar
transactions),  assistance  in   budget   and
forecast    preparation,    relations    with
financial  analysts,  financial  press,   and
investors, and crisis management and control.
Such services were to commence on the date of
the  Distribution and continue for one  year.
Managed Care Solutions was to pay the Company
$700,000  for  such services.   In  order  to
compensate  the  Company for fixed  costs  in
making such services available, Managed  Care
Solutions  was  obligated to  pay  such  fees
whether  or  not  it elects  to  utilize  the
services.   Managed Care Solutions will  also
reimburse  the  Company for its out-of-pocket
expenses   in   connection  therewith.    The
Services Agreement also provides that the Company will not be liable for any losses or damages suffered in respect of services to be performed thereunder, other than by reason of its willful misconduct or gross negligence in performing such services.

             CERTAIN  TRANSACTIONS

   For  descriptions of certain  transactions
between   the  Company  and  Messrs.   Brown,
Jacoby, Warden and Managed Care Solutions, see "Compensation and Stock Option Committee
Interlocks and Insider Participation."

 APPROVALS  OF 1996 C.E.O. REPLACEMENT STOCK
  OPTION PLAN AND 1996 C.E.O. SPECIAL STOCK
                 OPTION PLAN

   In   order   to   continue  to   encourage
ownership  of the Company's Common  Stock  by
executives,  key personnel and  directors  of
the  Company  and to provide  incentives  for
them  to make maximum efforts for the success
of  the  business, the Board of Directors  of
the  Company has adopted and recommends  that
stockholders  vote  to  approve  the  Medicus
Systems  Corporation 1996 C.E.O.  Replacement
Stock   Option   Plan   (the   "1996   C.E.O.
Replacement  Plan") and the  Medicus  Systems
Corporation 1996 C.E.O. Special Stock  Option
Plan  (the  "1996  Special  Plan").   Options
granted  under  the  1996 C.E.O.  Replacement
Plan and the 1996 Special Plan are intended not to qualify as "Incentive Stock Options" as defined in the Internal Revenue Code of 1986, as amended (the "Code").

   The  following  descriptions are qualified
in  their entirety by reference to the  terms
of  the 1996 C.E.O. Replacement Plan and  the
1996  Special  Plan,  copies  of  which   are
attached to this proxy statement as Exhibit A and Exhibit B, respectively.

Description  of  the 1996 C.E.O.  Replacement
Plan
---------------------------------------------
   The   1996  C.E.O.  Replacement  Plan   is
administered by a committee of the  Board  of
Directors  composed  of  no  fewer  than  two
disinterested outside directors designated by
the Board of Directors.  The Compensation and
Stock   Option  Committee  (the  "Committee")
currently   administers   the   1996   C.E.O.
Replacement  Plan.   The  Committee  has  the
authority  to  determine the  persons  to  be
granted   options  under  the   1996   C.E.O.
Replacement  Plan,  the  number   of   shares
subject to each option, the time or times at which options will be granted, the option price of the shares subject to each option
(which price shall not be less than the fair market value of the shares at the date of grant), and the time or times when each option becomes exercisable and the duration of the exercise period.

   Options  may  be granted to key  employees
and  directors  (other than  members  of  the
Committee)  of the Company.  Options  may  be
granted  with respect to a total of not  more
than 400,000 shares of Common Stock under the
1996  C.E.O.  Replacement  Plan,  subject  to
antidilution and other adjustment provisions.
No  individual  may receive options  covering
more  than  400,000  shares  under  the  1996
C.E.O.  Replacement Plan.  No options may  be
granted  under  the  1996 C.E.O.  Replacement
Plan  after  March 12, 2006.   If  an  option
expires   or   is  terminated   or   canceled
unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

   Each  option is for such term of not  more
than ten years as shall be determined by  the
Committee  at  the date of the  grant.   Each
option    becomes   exercisable    in    such
installments, at such time or times, and  may
be  subject  to  such  conditions,  including
conditions based upon the performance of  the
Company,   as  the  Committee  may   in   its
discretion  determine at the date  of  grant.
The     Committee    may    accelerate    the
exercisability of any option or, at any  time
before  the expiration or termination  of  an
option  previously granted, extend the  terms
of  such option for such additional period as
the   Committee,  in  its  discretion,  shall
determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

   The  Committee  may  permit  the  purchase
price  for shares purchased upon exercise  of
an  option to be paid, all or in part, by the
delivery  to the Company of other  shares  of
Common   Stock   of  the  Company   in   such
circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the exercise date.

   If  the employment or tenure as a director
of   any   optionee  with  the   Company   is
terminated  for any reason other than  death,
permanent  disability, retirement  or  cause,
such  optionee's option, to  the  extent  the
option   is  exercisable  at  the   date   of
termination, shall expire thirty  days  after
the termination of employment or directorship
(or  upon  the scheduled termination  of  the
option,   if  earlier).   In  the  event   of
termination  of  employment  or  directorship
because of death or permanent disability, the
option  may  be  exercised  in  full,  unless
otherwise  provided  at the  time  of  grant,
without    regard    to   any    installments
established  at  the time of  grant,  by  the
optionee  or,  if he is not  living,  by  his
heirs,  legatees,  or  legal  representative,
during  its specified term prior to one  year
after   the   date  of  death  or   permanent
disability.   In the event of termination  of
employment   or   directorship   because   of
retirement,  the option may be  exercised  by
the  optionee  (or, if he dies  within  three
months  after such termination, by his heirs,
legatees,  or legal representative),  at  any
time during its specified term prior to three
months  after  the date of such  termination,
but   only  to  the  extent  the  option  was
exercisable  at the date of such termination.
If  an optionee is discharged for cause,  his
option  shall expire forthwith and all rights
to  purchase shares under it shall  terminate
immediately.   For  this purpose,  "discharge
for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

   No option is transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by him.

   The  Board  of  Directors  may  amend   or
discontinue the 1996 C.E.O. Replacement  Plan
at  any time.  However, no such amendment  or
discontinuation  shall (a) change  or  impair
any  option  previously granted  without  the
consent  of  the optionee, (b)  increase  the
maximum  number  of  shares  which   may   be
purchased  by all optionees, (c)  change  the
minimum   purchase  price,  (d)  change   the
limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

Description of the 1996 Special Plan
------------------------------------
   The 1996 Special Plan is administered by a
committee of the Board of Directors  composed
of  no  fewer than two disinterested  outside
directors   designated  by   the   Board   of
Directors.  The Compensation and Stock Option
Committee    (the   "Committee")    currently
administers the 1996 Special Plan.

   Options  under the 1996 Special  Plan  may
only   be  granted  to  the  Chief  Executive
Officer  of  the  Company.   Options  may  be
granted with respect to a total of not more than 18,000 shares of Common Stock under the 1996 Special Plan, subject to antidilution and other adjustment provisions.

   Each  option is for such term of not  more
than ten years as shall be determined by  the
Committee  at  the  date of  the  grant.   An
option  to  purchase  18,000  shares  at   an
exercise  price of $2.00 per share  has  been
granted to Mr. Sommers under the 1996 Special
Plan.    Such   option  will   become   fully
exercisable on February 28, 1997.

   If  the employment or tenure as a director
of   any   optionee  with  the   Company   is
terminated  for any reason other than  death,
permanent  disability, retirement  or  cause,
such  optionee's option, to  the  extent  the
option   is  exercisable  at  the   date   of
termination, shall expire thirty  days  after
the  later of (i) February 28, 1997, and (ii)
termination of employment or directorship (or
upon the scheduled termination of the option,
if  earlier).  In the event of termination of
employment or directorship because  of  death
or  permanent disability, the option  may  be
exercised in full, unless otherwise  provided
at  the time of grant, without regard to  any
installments  established  at  the  time   of
grant,  by  the optionee or,  if  he  is  not
living,  by  his  heirs, legatees,  or  legal
representative,  during  its  specified  term
prior to one year after the date of death  or
permanent  disability.   In  the   event   of
termination  of  employment  or  directorship
because  of  retirement, the  option  may  be
exercised  by the optionee (or,  if  he  dies
within  three  months after such termination,
by    his    heirs,   legatees,   or    legal
representative),  at  any  time  during   its
specified  term prior to three  months  after
the date of such termination, but only to the
extent the option was exercisable at the date
of  such  termination.  If  the  optionee  is
discharged for cause, his option shall expire
forthwith  and all rights to purchase  shares
under it shall terminate on the later of  (i)
thirty  days following February 28, 1997,  or
(ii)   the  date  of  discharge.   For   this
purpose,  "discharge  for  cause"   means   a
discharge    on   account   of    dishonesty,
disloyalty or insubordination.

   No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him.

   Options  granted to date  under  the  1996
C.E.O.  Replacement Plan and the 1996 Special
Plan, subject in each case to shareholder approval, are displayed in the following table.

                           New Plan Benefits
                      ------------------------------
                      1996 Replacement  1996 Special
Name                      Plan (#)        Plan (#)
-------                  ----------      ----------
Richard C. Jelinek
  Chairman.
Patrick C. Sommers
  President and C.E.O.     400,000         18,000
James M. Alland
 Executive Vice President
Donald M. Dorfman
 Vice President
Susan P. Dowell
 Executive Vice President
Frank A. Pierce
 Senior Vice President
Timothy K. Rutledge
 Vice President
Executive Officers
 as a Group                400,000         18,000
Non-executive Directors
All Employees as a Group   400,000         18,000


   On January 21, 1997, the last reported sales price of the Company's Common Stock on the Nasdaq National Market (as reported by the "Wall Street Journal" (Midwest Edition)) was $6.625 per share.

Federal Tax Consequences
------------------------
   The  Company understands that no  gain  or
loss  will be recognized to an optionee  upon
the  grant of an option under the 1996 C.E.O.
Replacement  Plan or the 1996  Special  Plan,
but   that  upon  exercise  of  the   option,
ordinary income measured by the excess of the
fair market value of the shares acquired over
the  option price will be recognized  by  the
optionee.  The Company will be entitled to  a
deduction  equal  to the amount  of  ordinary
income  recognized  by the  optionee,  except
that   with  respect  to  stock  issued  upon
exercise  of options granted under  the  1996
Special  Plan, the Company may be  restricted
in  its  ability  to deduct  compensation  in
excess  of  $1  million pursuant  to  Section
162(m)  of  the Internal Revenue  Code.   See
"Compensation - Compensation and Stock Option
Committee Report - Policy with Regard to  the
$1  Million  Deduction Limit."  An optionee's
basis in shares acquired upon the exercise of
an  option will be equal to the option  price
plus the amount of ordinary income recognized
to   the  optionee.   An  optionee's  holding
period begins on the date on which the option is exercised.

Vote Required
-------------
   Approval   of   both   the   1996   C.E.O.
Replacement  Plan and the 1996  Special  Plan
requires the affirmative vote of the  holders
of  a  majority of the shares of Common Stock
present or represented by proxy at the Annual
Meeting  and  entitled to vote.   Richard  C.
Jelinek,  Chairman  of the  Company  and  the
owner   of   approximately   28.4%   of   the
outstanding Common Stock, has agreed that  he
will take such actions as may be necessary to
cause the 1996 C.E.O. Replacement Plan to  be
approved  by  stockholders.  Mr. Jelinek  has
the  ability,  if necessary, to  acquire  the
voting   power  necessary  to   ensure   such
approval  through the exercise of the  option
he  holds  to  acquire all of  the  Company's
Voting   Preferred  Stock.   The   Board   of
Directors  recommends that stockholders  vote
FOR  approval  of  each plan.   If  no  other
direction is given, signed proxies which  are
returned in a timely manner will be voted for
approval of the 1996 C.E.O. Replacement  Plan
and  for  approval of the 1996 Special  Plan.
Any  stockholder giving a proxy has the power
to  revoke  it any time before it  is  voted,
either  in person at the meeting, by  written
notice to the Secretary of the Company, or by
delivery   of  a  later-dated  proxy.    With
respect to the proposals, an abstention will have the effect of a vote against such proposal, and non-voted shares will have no effect on the approval of such proposals
(assuming the presence of a quorum).

APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF
   THE COMPANY'S 1989, 1991, 1993, 1993
  PERFORMANCE AND 1994 STOCK OPTION PLANS

   Background.   The  stockholders   of   the
Company   have   previously   approved    the
Company's  1989 Stock Option Plan (the  "1989
Plan"), the Company's 1991 Stock Option  Plan
(the  "1991 Plan"), the Company's 1993  Stock
Option  Plan (the "1993 Plan"), the Company's
1993 Performance Stock Option Plan (the "1993
Performance  Plan")  and the  Company's  1994
Stock  Option  Plan (the "1994 Plan"),  which
plans  shall  be  collectively  referred   to
hereafter as the "Plans."

   Purpose.   The  Board  of  Directors   has
unanimously adopted and recommends  that  the
stockholders  approve  substantially  similar
amendments (the "Amendments") to each of  the
Plans.   The purposes of the Amendments  are:
(i)  to  provide an ability to the  Committee
which   administers  the   Plans   to   grant
restricted    shares    of    Common    Stock
("Restricted  Shares") in addition  to  stock
options  under  the terms of the  Plans;  and
(ii)  with  respect to options granted  under
the  Plans  after  the  date  of  the  Annual
Meeting, to qualify the Plans as "performance-
based  plans"  under Section  162(m)  of  the
Internal  Revenue Code of 1986  (as  amended)
and  the  regulations promulgated thereunder.
The  Board  of  Directors  also  adopted  and
recommends  that  the  stockholders   approve
restatements   of  each  of  the   Plans   to
incorporate  the  Amendments.   Each  of  the
Plans,   as  so  amended  and  restated,   is
identical  except  with respect  to  (i)  the
number  of  shares authorized  to  be  issued
under  each of the Plans, (ii) the  effective
dates  of  the Plans, (iii) the  dates  after
which  no further grants shall be made  under
the Plans, and (iv) the name of the Plans.  A
copy of the form of amended and restated plan
is   attached  to  the  proxy  statement   as
Appendix C.  The form of amended and restated
plan  sets  forth  the  specific  differences
among the 1989 Plan, the 1991 Plan, the  1993
Plan, the 1993 Performance Plan and the  1994
Plan.    The   following   summary   of   the
Amendments and the amended and restated  form
of  plan  is  qualified in  its  entirety  by
reference to the text of the form of  amended
and  restated plan.  Approval by stockholders
of  the  form  of amended and  restated  plan
shall  be  deemed  to  be  approval  of   the
Amendments   and   of   the   amendment   and
restatement of the 1989 Plan, the 1991  Plan,
the  1993 Plan, the 1993 Performance Plan and
the  1994  Plan  (the "Amended  and  Restated
Plans").   The Board of Directors  recommends
that  the  stockholders vote FOR approval  of
the  Amendments.  If no direction  is  given,
signed proxies which are returned in a timely
manner  will  be  voted for approval  of  the
Amendments.    Approval  of  the   Amendments
requires the affirmative vote of the  holders
of  a  majority of the shares of Common Stock
represented at the Annual Meeting and  voting
on  the issue, whether in person or by proxy.
Abstentions will have the effect  of  a  vote
against  the Amendments and non-voted  shares
will  have no effect on the approval  of  the
Amendments  (assuming  the  presence   of   a
quorum).

Summary of the Amendments
-------------------------
   Number of Shares Covered by Grants to  Any
Individual;  Exercise Price.  The  Amendments
to  the  Plans  provide that  the  number  of
shares  of Common Stock covered by any option
or   options  together  with  the  number  of
Restricted  Shares  granted  to  any   single
individual  in  any calendar  year  will  not
exceed  100,000 shares of Common Stock  under
each  plan.  In addition, the 1989  and  1991
Plans will be amended to clarify that the exercise price of options under such Plans shall not be less than the fair market value of the shares at the date of grant.

   Administration.  Under the  terms  of  the
Amendments,  the Committee which  administers
the Plans shall, in addition to its authority
with   respect  to  the  granting  of   stock
options,  have  the authority,  in  its  sole
discretion,  (a) to determine the individuals
to whom Restricted Shares are granted; (b) to
determine  the  number of  Restricted  Shares
subject  to grant; (c) to determine the  time
or  times when Restricted Shares are granted;
(d)  to  determine  the  time  or  times,  or
conditions  upon  which, restriction  on  the
Restricted Shares lapse (the duration of such
restrictions hereinafter referred to  as  the
"Restricted  Period"); (e) to accelerate  the
Restricted Period for Restricted Shares;  (f)
to  determine  the  terms of  each  grant  of
Restricted Shares; (g) to prescribe the  form
or   forms   of  agreements  which   evidence
Restricted   Shares  granted;  and   (h)   to
interpret  the  Plans and to adopt  rules  or
regulations   which,   in   the   Committee's
opinion,  may  be necessary or advisable  for
the   administration  of   the   Plans.    In
addition, under the Amendments, the Committee
will be composed of directors who qualify  as
"outside"  directors for purposes of  Section
162(m).   Except  as  described  above,   the
Amended and Restated Plans provide for no changes in the authority of the Committee under the Plans.

   Rights    and    Restrictions    Governing
Restricted Shares.  At the time of  grant  of
Restricted  Shares, one or more  certificates
representing the number of shares  of  Common
Stock  granted  to  an  individual  shall  be
registered in such individual's name  or  for
such individual's benefit either individually
or    collectively    with    others.     The
certificates shall be held by the Company for
the   account   of   the   individual.    The
individual  shall  have  other  rights  of  a
holder  as  to  such shares of  Common  Stock
including  the right to vote such shares  and
the  right to receive cash dividends declared
and  paid  to holders of Common  Stock.   The
individual  shall not be entitled to  receive
the  certificates representing the shares  of
Common   Stock  subject  to  the   grant   of
Restricted Shares until the restrictions with
respect to the Restricted Shares have lapsed.
If  a  dividend is paid in shares  of  Common
Stock,  such shares of Common Stock shall  be
held  by  the  Company subject  to  the  same
restrictions as the Restricted Shares that is
the basis of the stock dividend.  None of the
Restricted  Shares may be sold,  transferred,
assigned, pledged or otherwise encumbered  or
disposed  of  during  the  period  in   which
restrictions apply.  Except to the extent the
individual's  employment  is  terminated   by
reason  of  death,  permanent  disability  or
retirement   (as  defined  in   the   Plans),
Restricted Shares shall be forfeited and all rights of the individual with respect to Restricted Shares shall terminate without further obligation of the Company in the event the individual granted the Restricted
Shares does not remain in the continuous employment of the Company for the entire
Restricted Period.

   Payments  of  Restricted Shares.   At  the
end    of   the   Restricted   Period,    all
restrictions shall lapse as to the Restricted
Shares and one or more certificates for the appropriate number of shares of Common Stock shall be delivered to the individual, unless the Committee, in its sole discretion, has authorized the individual, at his request, to defer the receipt of all or any portion of the Restricted Shares in accordance with the terms of the amendment.

   Federal  Tax  Consequences  of  Restricted
Share  Grants.  Under existing federal income
tax  law, no income will be recognized by the
individual  to  whom Restricted  Shares  have
been  granted  at the time of the  Restricted
Shares  award.   Upon the expiration  of  the
Restricted  Period,  the individual  will  be
required to treat as ordinary income the fair
market  value  of the stock and  the  Company
will  be  entitled  to a  deduction  in  such
amount,   except  that  the  value  of   such
Restricted  Shares may be taken into  account
in   determining  whether  the   Company   is
restricted in its ability to deduct certain compensation in excess of $1 million paid to executives. See "Compensation - Compensation and Stock Option Committee Report - Policy with Regard to $1 million Deduction Limit."

Summary of the Amended and Restated Plans
-----------------------------------------
   The  Plans are administered by a committee
of  the  Board  of Directors composed  of  no
fewer    than   two   disinterested   outside
directors   designated  by   the   Board   of
Directors.  The Compensation and Stock Option
Committee (the "Committee") of the  Board  of
Directors  currently administers  the  Plans.
The  Committee has authority to determine the
persons  to  be  granted  options  under  the
Plans,  the number of shares subject to  each
option,  the  time or times at which  options
will  be  granted, the option  price  of  the
shares  subject to each option  (which  price
shall  not be less than the fair market value
of  the shares at the date of grant), and the
time   or  times  when  each  option  becomes
exercisable and the duration of the exercise period.

   Options  or  Restricted  Shares   may   be
granted to key employees and directors (other
than   members  of  the  Committee)  of   the
Company.  Options or Restricted Shares may be
granted  with respect to a total of not  more
than  220,000, 200,000, 300,000, 200,000  and
400,000  shares  of Common  Stock  under  the
1989,  1991, 1993, 1993 Performance and  1994
Plans, respectively, subject to anti-dilution
and other adjustment provisions.  The maximum
number  of  shares subject  to  all  options,
together with all Restricted Shares,  granted
to  any individual in any calendar year shall
in  no  event exceed 100,000 under each plan.
No   options  or  Restricted  Shares  may  be
granted  under  the 1989,  1991,  1993,  1993
Performance and 1994 Plans after  January  1,
1999,  August  31,  2001, January  31,  2003,
March   31,   2001   and  April   14,   2004,
respectively.   If an option  expires  or  is
terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

   Each  option is for such term of not  more
than ten years as shall be determined by  the
Committee  at  the date of the  grant.   Each
option    becomes   exercisable    in    such
installments, at such time or times, and  may
be  subject  to  such  conditions,  including
conditions  based  upon  performance  of  the
Company,   as  the  Committee  may   in   its
discretion  determine at the date  of  grant.
The     Committee    may    accelerate    the
exercisability of any option or, at any  time
before  the expiration or termination  of  an
option  previously granted, extend the  terms
of such option for such additional periods as
the   Committee,  in  its  discretion,  shall
determine,  except that the aggregate  option
period  with respect to any option, including
the  original  term  of the  option  and  any
extensions  thereof, shall never  exceed  ten
years.    All   employees  are  eligible   to
participate  in  the 1989, 1991,  1993,  1993
Performance and 1994 Plans.

   The Committee may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the exercise date.

   If  the  employment or tenure as  director
of   any   optionee  with  the   Company   is
terminated  for any reason other than  death,
permanent  disability, retirement  or  cause,
such  optionee's option, to  the  extent  the
option   is  exercisable  at  the   date   of
termination, shall expire thirty  days  after
the termination of employment or directorship
(or  upon  the scheduled termination  of  the
option,   if  earlier).   In  the  event   of
termination  of  employment  or  directorship
because of death or permanent disability, the
option  may  be  exercised  in  full,  unless
otherwise  provided  at the  time  of  grant,
without    regard    to   any    installments
established  at  the time of  grant,  by  the
optionee  or,  if he is not  living,  by  his
heirs,  legatees,  or  legal  representative,
during  its specified term prior to one  year
after   the   date  of  death  or   permanent
disability.   In the event of termination  of
employment   or   directorship   because   of
retirement,  the option may be  exercised  by
the  optionee  (or, if he dies  within  three
months  after such termination, by his heirs,
legatees,  or legal representative),  at  any
time during its specified term prior to three
months  after  the date of such  termination,
but   only  to  the  extent  the  option  was
exercisable  at the date of such termination.
If  an optionee is discharged for cause,  his
option  shall expire forthwith and all rights
to  purchase shares under it shall  terminate
immediately.   For  this purpose,  "discharge
for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

   No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him.

   The  Board  of  Directors  may  amend   or
discontinue the Plans at any time.   However,
no  such  amendment or discontinuation  shall
(a)  change  or impair any option  previously
granted  without the consent of the optionee,
(b)  increase  the maximum number  of  shares
which may be purchased by all optionees,  (c)
change the minimum purchase price, (d) change
the  limitations  on  the  option  period  or
increase the time limitations on the grant of
options,  or  (e)  permit  the  granting   of
options to members of the Committee.

   Federal  Tax Consequences of Options.   No
gain  or  loss  will  be  recognized  to   an
optionee  upon the grant of an  option  under
the  Plans, but upon exercise of the  option,
ordinary income measured by the excess of the
fair market value of the shares acquired over
the  option price will be recognized  to  the
optionee.  The Company will be entitled to  a
deduction  equal  to the amount  of  ordinary
income   recognized  to  the  optionee.    An
optionee's basis in shares acquired upon  the
exercise  of an option will be equal  to  the
option  price  plus  the amount  of  ordinary
income   recognized  to  the  optionee.    An
optionee's holding period begins on the date on which the option is exercised.

   No  Restricted  Shares have  been  granted
under  the Plans as of the date of this proxy
statement  and no Restricted Shares  will  be
granted until Amendments as set forth in  the
form  of  Amended  and  Restated  Plans   are
approved by stockholders of the Company.   In
the  event  the  Amendments and  Amended  and
Restated  Plans  are not approved,  the  1989
Plan,  1991 Plan, 1993 Plan, 1993 Performance
Plan and 1994 Plan will continue to be administered in accordance with their terms as they existed immediately prior to the adoption of the Amendments by the Board of Directors.

 APPROVAL OF 1997 EMPLOYEE STOCK OPTION AND
           RESTRICTED STOCK PLAN

   In   order   to   continue  to   encourage
ownership  of the Company's Common  Stock  by
executives,  key personnel and  directors  of
the  Company  and to provide  incentives  for
them  to make maximum efforts for the success
of  the business, the Board of Directors   of
the  Company has adopted and recommends  that
stockholders  vote  to  approve  the  Medicus
Systems   Corporation  1997  Employee   Stock
Option  and Restricted Stock Plan (the  "1997
Employee  Plan").  Options granted under  the
1997  Employee  Plan  are  intended  not   to
qualify  as  "Incentive  Stock  Options"   as
defined in the Internal Revenue Code of 1986,
as  amended (the "Code").  A copy of the 1997
Employee  Plan  is  attached  to  this  proxy
statement   as  Exhibit  D.   The   following
summary   of  the  1997  Employee   Plan   is
qualified in its entirety by reference to the
text  of  the  plan.  The Board of  Directors
recommends   that   stockholders   vote   FOR
approval  of the 1997 Employee Plan.   If  no
direction is given, signed proxies which  are
returned in a timely manner will be voted for
approval of the 1997 Employee Plan.  Approval
of   the  1997  Employee  Plan  requires  the
affirmative vote of the holders of a majority
of  the shares of Common Stock represented at
the  Annual Meeting and voting on the  issue,
whether  in  person or by proxy.  Abstentions
will  have  the effect of a vote against  the
1997  Employee Plan and non-voted shares will
have  no  effect on the approval of the  1997
Employee Plan (assuming the presence of a quorum).

   The 1997 Employee Plan is administered  by
a   committee  of  the  Board  of   Directors
composed  of  no fewer than two disinterested
outside directors designated by the Board  of
Directors.  The Compensation and Stock Option
Committee (the "Committee") of the  Board  of
Directors  currently  administers  the   1997
Employee  Plan.  The Committee has  authority
to   determine  the  persons  to  be  granted
options  under  the 1997 Employee  Plan,  the
number of shares subject to each option,  the
time  or  times  at  which  options  will  be
granted,  the  option  price  of  the  shares
subject to each option (which price shall not
be  less  than the fair market value  of  the
shares at the date of grant), and the time or
times  when  each option becomes  exercisable
and the duration of the exercise period.   In
addition,  the  Committee  shall   have   the
authority,  in  its sole discretion,  (a)  to
determine  the individuals to whom restricted
shares  of Common Stock ("Restricted Shares")
are  granted; (b) to determine the number  of
Restricted Shares subject to a grant; (c)  to
determine  the time or times when  Restricted
Shares are granted; (d) to determine the time
or   times,   or   conditions   upon   which,
restriction  on the Restricted  Shares  lapse
(the    duration    of   such    restrictions
hereinafter  referred to as  the  "Restricted
Period");  (e)  to accelerate the  Restricted
Period   for   Restricted  Shares;   (f)   to
determine   the  terms  of  each   grant   of
Restricted Shares; (g) to prescribe the  form
or   forms   of  agreements  which   evidence
Restricted   Shares  granted;  and   (h)   to
interpret the 1997 Employee Plan and to adopt
rules   or   regulations   which,   in    the
Committee's  opinion,  may  be  necessary  or
advisable for the administration of the  1997
Employee Plan.

   Options  or  Restricted  Shares   may   be
granted to key employees and directors (other
than   members  of  the  Committee)  of   the
Company.  Options or Restricted Shares may be
granted  with respect to a total of not  more
than 300,000 shares of Common Stock under the
1997  Employee Plan, subject to anti-dilution
and other adjustment provisions.  The maximum
number  of  shares subject  to  all  options,
together with all Restricted Shares,  granted
to  any individual in any calendar year shall
in  no  event exceed 100,000 under  the  1997
Employee  Plan.   No  options  or  Restricted
Shares may be granted under the 1997 Employee
Plan  after  January 2, 2007.  If  an  option
expires   or   is  terminated   or   canceled
unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

   Each  option is for such term of not  more
than ten years as shall be determined by  the
Committee  at  the date of the  grant.   Each
option    becomes   exercisable    in    such
installments, at such time or times, and  may
be  subject  to  such  conditions,  including
conditions based upon the performance of  the
Company,   as  the  Committee  may   in   its
discretion  determine at the date  of  grant.
The     Committee    may    accelerate    the
exercisability of any option or, at any  time
before  the expiration or termination  of  an
option  previously granted, extend the  terms
of  such option for such additional period as
the   Committee,  in  its  discretion,  shall
determine,  except that the aggregate  option
period  with respect to any option, including
the  original  term  of the  option  and  any
extensions  thereof, shall never  exceed  ten
years.    All   employees  are  eligible   to
participate in the 1997 Employee Plan.

   The Committee may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the date of exercise.

   If  the employment or tenure as a director
of   any   optionee  with  the   Company   is
terminated  for any reason other than  death,
permanent  disability, retirement  or  cause,
such  optionee's option, to  the  extent  the
option   is  exercisable  at  the   date   of
termination, shall expire thirty  days  after
the termination of employment or directorship
(or  upon  the scheduled termination  of  the
option,   if  earlier).   In  the  event   of
termination  of  employment  or  directorship
because of death or permanent disability, the
option  may  be  exercised  in  full,  unless
otherwise  provided  at the  time  of  grant,
without    regard    to   any    installments
established  at  the time of  grant,  by  the
optionee  or,  if he is not  living,  by  his
heirs,  legatees,  or  legal  representative,
during  its specified term prior to one  year
after   the   date  of  death  or   permanent
disability.   In the event of termination  of
employment   or   directorship   because   of
retirement,  the option may be  exercised  by
the  optionee  (or, if he dies  within  three
months  after such termination, by his heirs,
legatees,  or legal representative),  at  any
time during its specified term prior to three
months  after  the date of such  termination,
but   only  to  the  extent  the  option  was
exercisable  at the date of such termination.
If  an optionee is discharged for cause,  his
option  shall expire forthwith and all rights
to  purchase shares under it shall  terminate
immediately.   For  this purpose,  "discharge
for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

   No  option is transferable by the optionee
otherwise than by will or the laws of descent
and  distribution or pursuant to a  qualified
domestic  relations order,  and  each  option
shall   be  exercisable  during  an  option's
lifetime only by him.

   At   the   time  of  grant  of  Restricted
Shares, one or more certificates representing
the  number of shares of Common Stock granted
to  an individual shall be registered in such
individual's  name  or for such  individual's
benefit  either individually or  collectively
with  others.  The certificates shall be held
by   the  Company  for  the  account  of  the
individual.  The individual shall have  other
rights  of  a  holder as to  such  shares  of
Common Stock including the right to vote such
shares   and   the  right  to  receive   cash
dividends  declared and paid  to  holders  of
Common  Stock.  The individual shall  not  be
entitled    to   receive   the   certificates
representing  the  shares  of  Common   Stock
subject  to  the  grant of Restricted  Shares
until  the restrictions with respect  to  the
Restricted Shares have lapsed.  If a dividend
is  paid  in  shares  of Common  Stock,  such
shares  of Common Stock shall be held by  the
Company  subject to the same restrictions  as
the Restricted Stock that is the basis of the
stock   dividend.   None  of  the  Restricted
Shares  may  be sold, transferred,  assigned,
pledged  or otherwise encumbered or  disposed
of  during  the period in which  restrictions
apply.  Except to the extent the individual's
employment is terminated by reason of  death,
permanent   disability  or   retirement   (as
defined   in   the   1997   Employee   Plan),
Restricted Shares shall be forfeited and all rights of the individual with respect to Restricted Shares shall terminate without further obligation of the Company in the event the individual granted the Restricted
Shares does not remain in the continuous employment of the Company for the entire
Restricted Period.

   At the end of the Restricted Period, all restrictions shall lapse as to the Restricted
Shares and one or more certificates for the appropriate number of shares of Common Stock shall be delivered to the individual, unless the Committee, in its sole discretion, has authorized the individual, at his request, to defer the receipt of all or any portion of the Restricted Shares in accordance with the terms of the 1997 Employee Plan.

   The  Board  of  Directors  may  amend   or
discontinue  the  1997 Employee Plan  at  any
time.    However,   no  such   amendment   or
discontinuation  shall (a) change  or  impair
any  option  previously granted  without  the
consent  of  the optionee, (b)  increase  the
maximum  number  of  shares  which   may   be
purchased  by all optionees, (c)  change  the
minimum   purchase  price,  (d)  change   the
limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

   Federal  Tax Consequences of Options.   No
gain  or  loss  will  be  recognized  to   an
optionee  upon the grant of an  option  under
the 1997 Employee Plan, but upon exercise  of
the  option ordinary income measured  by  the
excess of the fair market value of the shares
acquired  over  the  option  price  will   be
recognized to the optionee.  The Company will
be  entitled  to  a deduction  equal  to  the
amount  of ordinary income recognized to  the
optionee.   An  optionee's  basis  in  shares
acquired upon the exercise of an option  will
be  equal to the option price plus the amount
of   ordinary   income  recognized   to   the
optionee.    An  optionee's  holding   period
begins on the date on which the option is exercised.

   Federal  Tax  Consequences  of  Restricted
Share  Grants.  Under existing federal income
tax  law, no income will be recognized by the
individual  to  whom Restricted  Shares  have
been  granted  at the time of the  Restricted
Shares  award.   Upon the expiration  of  the
Restricted  Period,  the individual  will  be
required to treat as ordinary income the fair
market  value  of the stock and  the  Company
will  be  entitled  to a  deduction  in  such
amount,  subject to the potential  effect  of
the  $1  million deduction limit  imposed  by
Section   162   (m)   of   the   Code.    See
"Compensation - Compensation and Stock Option
Committee  Report - Policy with Regard  to $1
Million Deduction Limit."

   No Options or Restricted Shares have been granted under the 1997 Employee Plan as of the date of this proxy statement.

    APPROVAL OF AGREEMENTS WITH RICHARD C.
                   JELINEK

Summary
-------
   On  January 20, 1997, Richard C.  Jelinek,
the  founder, former Chief Executive Officer,
and  current  Chairman of the  Board  of  the
Company,  and  the  Boston Safe  Deposit  and
Trust Company of California, as trustee under
the  Richard C. Jelinek Charitable  Remainder
Unitrust  dated August 3, 1993 (the "Trust"),
entered  into  agreements,  effective  as  of
January  2, 1997 (the "Agreements"), pursuant
to  which Mr. Jelinek agreed to sell  to  the
Company 550,000 (or approximately 8.6% of the
outstanding) shares of Common Stock  and  275
shares  of  Voting  Preferred  Stock  of  the
Company and the Trust agreed to sell  to  the
Company 450,000 (or approximately 7.0% of the
outstanding) shares of Common Stock  and  225
shares of Voting Preferred Stock of the Company. Immediately before consummation of these purchases, Mr. Jelinek will exercise his stock option (the "Jelinek Option") to purchase 500 shares (representing all of the authorized shares) of Voting Preferred Stock of the Company for an aggregate exercise price of $500,000 and after this exercise, he will immediately transfer 225 of these shares to the Trust.

   The      Company's     certificate      of
incorporation provides that prior to May  31,
1998,  the  holders of the  Voting  Preferred
Stock  will be entitled to 44,000  votes  per
share,  and after May 31, 1998 to  220  votes
per share, on all matters to be voted upon by
stockholders.  Holders are also  entitled  to
quarterly  dividends at an annual rate  equal
to two percentage points below the prime rate
of  The  First  National Bank of  Chicago  in
effect as of the prior May 31.  In the  event
of any liquidation, dissolution or winding up
of   the   Company,  holders  of  the  Voting
Preferred  Stock are entitled to receive  out
of   assets  available  for  distribution  to
stockholders the sum of $1,000 per share plus any accumulated and unpaid dividends. After
May 31, 1998, the Voting Preferred Stock may be redeemed at the option of the Company at a redemption price equal to $1,000 per share plus any accumulated but unpaid dividends.
The Voting Preferred Stock has no preemptive, conversion or exchange rights.

   As a result of the voting rights of the Company's Voting Preferred Stock, following exercise by Mr. Jelinek of the Jelinek Option to purchase 500 shares of Voting Preferred
Stock, he and the Trust will be able to cast approximately 84% of the votes on any matter submitted to the stockholders of the Company and thus will be able to control the Company.

   In  consideration for the sale  of  Common
Stock   and   Voting   Preferred   Stock   by
Mr. Jelinek and the Trust to the Company, the
Company   will   pay  in  the  aggregate   to
Mr. Jelinek and the Trust $4,500,000 in cash, $2,000,000 in 8% promissory notes maturing in two equal installments at the end of one year and two years from the date of issuance, and five-year Stock Exchange and Subscription
Warrants (the "Warrants") to purchase from the Company 400,000 shares of Common Stock at a price of $8.00 per share, with the Company having the right to require payment at the time of exercise in either cash or shares of Common Stock valued at their then fair market value.

   Consummation of the Agreements is  subject
to   approval  by  the  stockholders  of  the
Company.

   Except for Mr. Jelinek, who did not  vote,
the    Board    unanimously   approved    the
Agreements.  Each of the directors other than
Mr.   Jelinek  has  indicated  his   or   her
intention to vote shares owned by him or her in favor of the transactions. Mr. Jelinek has agreed to vote shares owned by him in favor of the transactions in at least the same proportion as other stockholders voting on the transactions.

Background and Reasons for Board Action
---------------------------------------
   The   Agreements   are   the   result   of
unsolicited,     arms-length     negotiations
initiated   by  Management  of  the   Company
between and among Management, representatives
of the Board and Mr. Jelinek.  In the opinion
of  the  Company's  Board of  Directors,  the
Agreements are fair and reasonable and in the
best   interest  of  the  Company   and   its
stockholders.

   The  Company adopted a plan to  repurchase
800,000 shares of Common Stock in July  1994,
and  has  from  time  to time  purchased  its
shares of Common Stock in the open market and
in  privately  negotiated transactions.   The
Board believes that these purchases have been
good  investments  considering  the  purchase
price  paid for the shares and the underlying
value  attributable  by the  Board  to  these
shares.  The number of shares included in the
Company's  announced buyback plan  was  based
primarily  on  the then outstanding  employee
stock  options,  although at  that  time  and
subsequent  to  that time the Board  believed
that  given the assets and prospects  of  the
Company, it would be in the interest  of  the
Company  and its stockholders to buy back  up
to   1,000,000  shares.   The  Company   was,
however, prevented from pursuing its  buyback
plan  for  two reasons.  First,  whenever  an
attempt  was  made  to purchase  shares,  the
purchases   by   the  Company   appeared   to
influence  the  price of the stock,  and  the
Company concluded that it would be unable  to
purchase  a substantial number of  shares  at
current  market  prices  in  an  orderly  and
systematic   manner.   Second,   any   shares
purchased  by the Company would  be  "tainted
shares"  under generally accepted  accounting
principles, and the holding of these  tainted
shares   would  in  most  cases   limit   the
Company's  ability to either  acquire  or  be
acquired by another company in a "pooling  of
interests"   transaction.    Since   it    is
desirable   in  the  Company's  industry   to
utilize  "pooling  of interests"  accounting,
the  Company concluded that it was not in its
best  interest to purchase a relatively small
number  of  shares at current  market  prices
without  any assurance that it could  acquire
the relatively large number of shares that it
desired  to purchase.  At the same time,  the
Company  believed that its so-called  "float"
of publicly traded shares (the shares held by
persons  other  than  insiders)  was  already
smaller   than   desirable,  and   thus   any
repurchases of shares in the public market would exacerbate this problem.

   During  1996, it also became  apparent  to
the  Board that the objectives of Mr. Jelinek
and  the  other  members  of  the  Board   of
Directors  of the Company were not identical.
During  most  of that year, the  Company  was
engaged in discussions through Mr. Jelinek as
Chairman  of the Board with various companies
expressing a desire to acquire all or part of
the Company.  Certain Board members expressed
their belief that these discussions were  not
in  the best interest of the Company and that
the   stockholders  and  the  Company   would
benefit from a period of uninterrupted  focus
on  the  Company's operations.   Mr.  Jelinek
expressed his point of view that remaining an independent company entailed more risk (with a greater potential return) than selling to or merging with a bigger company and he questioned whether it would be wise for him, with such a significant part of his net worth tied up in the Company, to take this risk.

   In   this   context,  the  Board  examined
various alternatives. All discussions with potential acquirers of the Company had ended without consummation and the Board concluded that the negative impact on "pooling of interests" transactions was less important than the Company's business objective of acquiring more of its outstanding shares coupled with eliminating the majority voting control held by Mr. Jelinek.

   The  Board  also  concluded  that  because
Mr. Jelinek was no longer involved in the day-
to-day   management,   it   was   no   longer
appropriate  that  he continue  to  serve  as
Chairman  of  the  Board.   The  Board   did,
however, wish to have Mr. Jelinek's ongoing advice and counsel as a continuing member of the Board of Directors.

   Negotiations  began  in  earnest   between
Management and representatives of  the  Board
and  Mr.  Jelinek following a  Board  meeting
held  on  October 30, 1996.  At that meeting,
the  Board  appointed a Special Committee  of
the  Board consisting of all members  of  the
Board  except  Mr. Jelinek to  negotiate  and
finalize a transaction.  On December 5, 1996,
Mr. Jelinek traveled to Chicago from Colorado
and  William  G. Brown (one of the  Company's
directors)  traveled to Chicago from  Florida
to meet with Mr. Sommers (the Company's Chief
Executive Officer) to attempt to finalize the
principal terms of the proposed transactions.
At this meeting, Messrs. Sommers, Jelinek and
Brown  reached  agreement  on  the  principal
terms   of   the  transactions  as  described
herein.   After the conclusion of the meeting
with Mr. Jelinek, Messrs. Sommers and Brown contacted each of the remaining directors
(other  than  Mr. McNerney) on December  5th.
Each of the other directors approved the principal terms of the transactions, subject to (i) advice of legal counsel and review of definitive documentation, (ii) receipt of a fairness opinion from an investment banking firm, and (iii) approval by stockholders.

   The   Special   Committee   retained   the
investment  banking firm of  Punk,  Ziegel  &
Knoell on December 16th, and a proposed  form
of  agreement  was presented to  the  Special
Committee and the Board on January  2,  1997.
In  arriving at an agreement with Mr. Jelinek
and  the  Trust, the Board was influenced  by
the  underlying  value of  the  Company,  the
current value of Mr. Jelinek's voting control
of  the  Company, his willingness  to  accept
payment  in a combination of cash, promissory
notes  and warrants, his willingness to enter
into   a   binding  transaction  subject   to
stockholder  approval,  the  difficulty   and
timing  in  purchasing shares from any  other
stockholder    or    stockholders    for    a
consideration other than cash, Mr.  Jelinek's
unwillingness  to sell the shares  of  Common
Stock and the Voting Preferred Stock he has a
right  to  purchase under the Jelinek  Option
for  less  than  the price which  he  finally
accepted,  and  advice and  counsel  received
from  Punk, Ziegel & Knoell relating  to  the
fairness of the proposed transaction  from  a
financial   point  of  view.   See  "Fairness
Opinion." This proposal was approved by the Special Committee and the Board on January 2,
1997 and the Agreements were executed and delivered by all parties on January 20, 1997.

Opinion of Financial Advisor
----------------------------
   The   Company  retained  Punk,  Ziegel   &
Knoell to render an opinion on whether the transactions with Mr. Jelinek are fair, from a financial point of view, to the Company and its shareholders (other than Mr. Jelinek).

   Punk,  Ziegel  &  Knoell has  delivered  a
written opinion to the Board, confirming oral
advice rendered at the time of the January 2,
1997  Board meeting, that the transaction  is
fair  from a financial point of view  to  the
Company  and its shareholders.  In connection
with  its  oral  advice  and  opinion,  Punk,
Ziegel  &  Knoell,  among  other  procedures,
reviewed  the  Company's  publicly  available
annual and quarterly financial statements for
the  fiscal  years  1994-1996,  reviewed  the
trading  history  and  the  market  for   the
Company's  Common  Stock  and  discussed  the
business  and  prospects of the Company  with
certain  officers  of the Company.   None  of
such  information was independently  verified
by  Punk,  Ziegel & Knoell.  No  instructions
were  received by Punk, Ziegel & Knoell  from
the  Company with respect to its oral  advice
or  opinion, nor were any limitations imposed
on the scope of its investigation.  A copy of
Punk,  Ziegel & Knoell's written  opinion  is
attached   as   Exhibit  F  to   this   proxy
statement.   The  full text  of  the  written
opinion,   which  sets  forth,  among   other
things,   the   assumptions   made,   matters
considered, and limitations of the review undertaken in connection with the opinion, should be read carefully in its entirety.

   Punk,  Ziegel  &  Knoell is  a  recognized
investment   banking  firm  which   regularly
engages in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and private placements as well as valuations for estate, corporate and other purposes.

   Punk,  Ziegel & Knoell will receive a  fee
of   $125,000   for  rendering  the   opinion
referred to above.  The Company has agreed to
reimburse  Punk, Ziegel & Knoell for  out-of-
pocket  expenses,  and  has  also  agreed  to
indemnify  Punk,  Ziegel  &  Knoell   against
certain liabilities, including liabilities under the federal securities laws.

Terms of the Agreements
-----------------------
   Each  of  Mr.  Jelinek and the  Trust  has
executed  substantially identical Agreements.
A  copy  of  Mr.  Jelinek's  Agreement  (with
differences from the Trust's Agreement  noted
thereon) is attached hereto as Exhibit E, and
the following description is qualified in its
entirety   by  reference  to  the  Agreement.
Pursuant  to the Agreements, the Company  has
agreed  to purchase, and Mr. Jelinek and  the
Trust have agreed to sell to the Company,  an
aggregate of 1,000,000 shares of Common Stock
(representing  approximately  15.6%  of   the
currently outstanding Common Stock)  and  500
shares    of    Voting    Preferred     Stock
(representing  100% of the authorized  Voting
Preferred  Stock).  The Company will  pay  to
Mr.  Jelinek  and the Trust an  aggregate  of
$4,500,000  in cash, $2,000,000 in promissory
notes,  and  Stock Exchange and  Subscription
Warrants  (the  "Warrants") to purchase  from
the Company 400,000 shares of Common Stock at
a  price of $8.00 per share, with the Company
having  the right to require payment  at  the
time of exercise in either cash or shares  of
Common Stock valued at their then fair market
value.   Mr. Jelinek will resign as  Chairman
of the Company (though he will remain a director).

   The  promissory notes will  bear  interest
at the rate of 8% per annum, payable monthly.
They will mature as to 50% of their principal
amount  one year from their issuance, and  as
to the remaining outstanding principal amount
two  years from their issuance.  The Warrants
will  be  exercisable for a  period  of  five
years  from  their  date  of  issuance.   The
Company  may require that the exercise  price
of the Warrants be paid, in whole or in part,
by  delivery of mature shares of Common Stock
(valued for such purposes, in most cases,  at
the  average of the closing sale price of the
Common   Stock  for  the  30  calendar   days
preceding exercise).

   The   Agreements  contain  a   number   of
restrictions on the activities of Mr. Jelinek
and the Trust with respect to the Company and
the  Common Stock.  Mr. Jelinek and the Trust
have  agreed  that  they will  not  sell  any
shares  of Common Stock held by them  without
the  consent of the disinterested members  of
the   Board  for  a  period  of  five  years,
provided that such restrictions lapse  as  to
20% of such shares on each anniversary of the
Agreement.   Mr. Jelinek and the  Trust  have
also  agreed that they will not take  certain
other  actions  for a period of  five  years,
including    acquiring   additional    voting
securities of the Company (other than upon exercise of a Warrant), engaging in a proxy contest, participating in a tender offer, become part of a "group" for purposes of
Section  13(d) under the Securities  Exchange
Act of 1934, or otherwise attempting to influence or control the Company other than through the performance of Mr. Jelinek's duties as a director in the ordinary course.

   Each  party's  obligations  to  consummate
the    transactions   contemplated   by   the
Agreements are subject to the condition that the Agreements be approved by stockholders.

Ownership    by    Mr.   Jelinek    Following
Transactions
---------------------------------------------
   Prior  to  the  closing  of  the  proposed
transactions, Mr. Jelinek and the Trust  will
own   beneficially   1,837,900   shares   (or
approximately   28.4%)  of  the   outstanding
Common Stock (excluding 100,000 shares owned by Mr. Jelinek's wife). Upon exercise of the Jelinek Option immediately prior to closing the proposed transactions, Mr. Jelinek will own 500 shares (or 100%) of the outstanding
Voting Preferred Stock of which he will immediately transfer 225 shares (or 45%) to the Trust. As a result of the voting rights of the Company's Voting Preferred Stock, following exercise by Mr. Jelinek of the Jelinek Option, he and the Trust will be able to cast approximately 84% of the votes on any matter submitted to the stockholders of the Company and thus will be able to control the Company.

   Following  the  closing  of  the  proposed
purchase  by the Company of 1,000,000  shares
of  Common  Stock  and 500 shares  of  Voting
Preferred Stock, Mr. Jelinek will own 837,900
shares   (or  approximately  15.5%)  of   the
outstanding Common Stock, the Trust will  not
own any shares of Common Stock, and no shares
of    Voting   Preferred   Stock   will    be
outstanding. Mr. Jelinek's wife owns 100,000 shares (or approximately 1.56% before the proposed transactions and 1.85% following the proposed transactions) of the Common Stock.

Tax  and  Accounting  Treatment  of  Proposed
Transactions
---------------------------------------------
   The  Company  understands  that  upon  the
exercise  of  the  Jelinek  Option,  ordinary
income,  measured by the excess of  the  fair
market value of the shares acquired over  the
option  price,  will  be  recognized  to  Mr.
Jelinek.  The Company will be entitled  to  a
deduction  equal  to the amount  of  ordinary
income    recognized    to    Mr.    Jelinek.
Mr.  Jelinek's  basis  in  shares  of  Voting
Preferred Stock acquired upon the exercise of
his  options  will  be equal  to  the  option
exercise  price of $1,000 per share plus  the
amount  of  ordinary  income  recognized   by
Mr.  Jelinek.   Mr. Jelinek's holding  period
for the Voting Preferred Stock will begin on the date on which the option is exercised.

   The   Company   understands   that   under
generally accepted accounting principles,  it
will  be  required  to  record  a  charge  to
expense  of   approximately  (i)  $1,000,000,
representing the difference between the  fair
market  value  of  the 500 shares  of  Voting
Preferred Stock to be acquired by the Company
and  Mr.  Jelinek's $500,000 option  exercise
price;  and  (ii)  $319,000, representing the
difference  between the value  of  the  Stock
Exchange Warrants, cash and notes to be  paid
to Mr. Jelinek and the Trust in consideration
for  the 1,000,000 shares of Common Stock  to
be purchased and the last reported sale price
of  the Company's Common Stock on December 5,
1996, the day on which the principal terms of
the   transaction  were  agreed  to  by   the
parties.

   The   repurchase   by   the   Company   of
1,000,000  shares  of Common  Stock  and  500
shares   of   Voting  Preferred  Stock   will
significantly limit the Company's ability  to
participate   in   a   business   combination
utilizing the "pooling of interests" method of accounting for a period of two years after the closing of the proposed transactions.

Historical Financial Information
--------------------------------
   The  financial statements of  the  Company
for the year ended May 31, 1996 and 1995, the
related  Report  of Independent  Accountants,
and  Management's Discussion and Analysis  of
Results of Operations and Financial Condition
for the fiscal years 1994 through 1996, which
appear  in the Company's 1996 Annual  Report,
copies  of  which  are  being  sent  to   the
stockholders of the Company concurrently with this proxy statement, are incorporated by reference in this proxy statement.

Certain  Financial Effects  of  the  Proposed
Transactions with Richard C. Jelinek
---------------------------------------------
   The   last  reported  sale  price  of  the
Common Stock on December 5, 1996, the date on
which  all  of  the principal  terms  of  the
transactions  were agreed to by the  parties,
was  $5.625.  Based on this publicly reported
fair  market  value of the  Company's  Common
Stock  and  other  factors  deemed  relevant,
Punk, Ziegel & Knoell has advised the Company
that  the Warrants, if issued on December  5,
1996,   would  in  their  opinion   have   an
aggregate value of $944,000. The Board of Directors of the Company, based on analyses made by Punk, Ziegel & Knoell and other factors which it deemed relevant, has also determined that the fair market value of the Voting Preferred Stock to be purchased is $1,500,000.

   The  following pro forma analysis is based
on  these  values.  The following  pro  forma
information  should  be read  in  conjunction
with  the  historical  financial  information
incorporated  in  this  proxy  statement   by
reference.

Net Income
----------
   The  proposed  purchase of shares  by  the
Company  would  have increased the  Company's
fiscal 1996  net loss  per  share  of  Common
Stock on a pro forma basis.  Set forth below,
among other data,  are the Company's reported
and pro forma net income/(loss) per share for
the year ended May  31, 1996, and for the six
months ended  November 30, 1996, assuming the
shares  had  been purchased  and the payments
had  been  made   under   the  terms  of  the
Agreements  as  of  June 1, 1995.    Included
in the  following   pro   forma  computations
are   interest    expense    on   the   notes
($160,000  for the year ended  May 31,  1996,
and   $40,000   for    the     six     months
ended  November 30, 1996), foregone  interest
income   relating   to  the   cash   payments
($172,000  for the year ended May  31,  1996,
and   $106,000  for  the  six  months   ended
November 30, 1996), and related income tax benefits ($132,800 for the year ended May 31, 1996, and $58,400 for the six months ended
November 30, 1996).

                             Year Ended               Six Months Ended
                            May 31, 1996               Nov. 30, 1996
                      ------------------------     ---------------------
                      Reported       Pro Forma     Reported    Pro Forma
                      --------       ---------     --------    ---------
Net income/(loss)    $(3,725,991)   $(3,925,191)  $ 503,790   $ 416,190
Net income/(loss)
 per share (primary) $     (0.57)   $     (0.71)  $    0.08   $    0.08
Weighted average
 common and common
 equivalent shares
 outstanding           6,539,988      5,539,988   6,485,121   5,485,121

Book Value
----------
   The  following table shows, as of May  31,
and  November 30, 1996, the reported and  pro
forma   book  value  per  share   and   other
financial  information assuming  on  June  1,
1995,  the shares had been purchased and  the
payments had been made under the terms of the
Agreements.   Because of the payments  to  be
made   in   connection  with   the   proposed
transactions,   pro  forma   current   assets
decreased  by  the cash consideration  to  be
paid  ($4.5  million),  estimated  costs   of
consummating   the   transaction  ($300,000),
cash  payments for debt service and  interest
($1,160,000 at May 31, 1996 and $1,200,000 at
November  30, 1996), and  foregone   interest
income relating to cash payments ($172,000 at
May 31, 1996   and  $278,000  at November 30,
1996) offset by cash received upon   exercise
of   the   Jelinek   Option   ($500,000)  and
the   increase   in    the  Company's prepaid
income   taxes   ($532,800    at    May   31,
1996  and  $591,200  at November  30,  1996).
Current  liabilities increased  by  the  debt
assumed  ($2  million at June 1, 1995),  less
debt service payments ($1 million at May  31,
1996  and  November 30, 1996).  Stockholders'
equity decreased by the decrease in pro forma
net income discussed previously.  In addition
to  the pro forma net income adjustments, the
following pro forma presentation includes the
one-time  charge of $1.319 million  ($919,000
after  tax),  estimated costs of consummating
the  transaction  ($300,000),  the  cost   of
Common Stock repurchased ($5,625,000) and the issuance of the Warrants ($944,000).

                             Balance as of                 Balance as of
                             May 31, 1996                  Nov. 30, 1996
                       -------------------------      ------------------------
                       Reported        Pro Forma      Reported       Pro Forma
                       --------        ---------      --------       ---------
Working capital:
 Current assets       $ 22,151,060    $ 17,051,860   $ 21,270,426   $ 16,083,626
 Current liabilities  $  9,578,323    $ 10,578,323   $  8,503,516   $  9,503,516
 Working capital      $ 12,572,737    $  6,473,537   $ 12,766,910   $  6,580,110

Capitalization:
 Stockholders' equity $ 18,201,237    $ 12,102,037   $ 18,790,236   $ 12,603,436
 Number of shares
  outstanding            6,456,447       5,456,447      6,469,246      5,469,246
 Total book value
  per share           $       2.82    $       2.22   $       2.90   $       2.30

Other Financial Effects
-----------------------
   The    consummation   of   the    proposed
transactions    with   Mr.    Jelinek    will
significantly limit the Company's ability  to
participate   in   a   business   combination
utilizing  the "pooling of interests"  method
of accounting for business combinations for a
period of two years after the closing of  the
proposed  transactions.  The Company believes
that   its  inability  to  use  "pooling   of
interests" accounting during that period will not have a materially adverse impact on its future plans.

   The  Company has not paid any dividends on
its Common Stock since the Distribution.   It
is   the  present  policy  of  the  Board  of
Directors  to retain all earnings to  support
the growth of the Company's business. Accord-
ingly,  it is expected that no cash dividends
will  be  paid to holders of Common Stock  in
the  foreseeable  future.   Any  payment   of
dividends in the future is dependent upon the
financial condition, capital requirements and
earnings  of  the  Company  and  such   other
factors as the Board of Directors deems relevant.

Other  Information  Concerning  the  Proposed
Transactions with Richard C. Jelinek
---------------------------------------------
   Because  the  reported  transactions  with
Mr. Jelinek involve a substantial expenditure
of   the   Company's  funds  and  involve   a
transaction  with a director of  the  Company
who  is  a  substantial stockholder,  and  in
accordance  with the policies of  the  Nasdaq
National Market, Management and the Board  of
Directors believe that stockholders should be
given the opportunity to vote on the proposed
transactions.   Unless  the  holders   of   a
majority  of  the  shares  of  Common   Stock
outstanding  authorize it, the  Company  will
not consummate the proposed transactions with
Mr. Jelinek.  Under the Company's Certificate
of  Incorporation and its By-Laws, and  under
Delaware  law, however, the Company  has  the
power  to purchase shares of its Common Stock
to  the extent of unreserved and unrestricted
retained  earnings as long as no purchase  or
payment  is made at a time when the Company's
capital  is  impaired  or  the  purchase   or
payment  would  cause an  impairment  of  the
Company's  capital.   The aggregate  purchase
price  will  not  exceed the Company's  total
equity  and  the  Company's  capital  is  not
impaired, nor will purchase of or payment for
the   shares  cause  an  impairment  of   the
Company's capital.

   Due  to his ownership of Common Stock  and
the  Jelinek Option, Mr. Jelinek has, and  if
the   transactions  are  not  approved,  will
continue  to have, the effective  ability  to
control the Company, including the ability to
remove  directors,  elect new  directors  and
cause or prevent any merger, sale of business
or other transaction which might result in  a
change  in  control  of the  Company.   While
Mr.    Jelinek   will   continue    to    own
approximately 15.5% of the Common Stock after
completion  of the transactions, he  will  no
longer have the ability to prevent change  in
control transactions or otherwise control the
Company.   While the removal of Mr. Jelinek's
control ability might make an acquisition proposal from a third party more likely, the inability to achieve control of the Company through Mr. Jelinek might make certain of such proposals less likely. In addition, the inability of a potential acquirer to account for an acquisition as a pooling of interests during the two years following the proposed transactions may also make future third party acquisition proposals less likely.

   As  of  December  6, 1996,  directors  and
officers of the Company as a group, including
Mr.  Jelinek,  beneficially  owned  2,758,058
shares  of  Common Stock of the  Company,  or
40.9%  of  the  shares outstanding.   If  the
proposed transactions with Mr. Jelinek are consummated, the percentage of ownership of the directors and officers will be 30.6%.

Vote Required
-------------
   Approval   of   the   transactions    with
Mr. Jelinek requires the affirmative vote  of
a  majority of the votes represented  at  the
Annual  Meeting and voting on  the  proposal.
Abstentions will have the effect  of  a  vote
against approval; non-voted shares will  have
no  effect.  Mr. Jelinek, who currently  owns
approximately 28.4% of the outstanding Common
Stock,  has  agreed  to vote  his  shares  of
Common Stock in favor of the transactions  in
at   least  the  same  proportion  as   other
shareholders.   Therefore, if a  majority  of
the  shares  held by stockholders other  than
Mr.  Jelinek  and represented at  the  Annual
Meeting   are   voted   in   favor   of   the
transactions,  they  will  be  approved.   In
addition, Mr. Jelinek could decide to vote up
to   all  of  his  shares  in  favor  of  the
transactions. This would have the effect of reducing the number of votes required from other stockholders to secure approval. As of the date of mailing of this proxy statement, Mr. Jelinek had not determined whether he would vote any more of his shares in favor of approval than will be required under the Agreements.


         MARKET PRICE OF COMMON STOCK

   The reported high and low prices of the Company's Common Stock on the Nasdaq National
Market on a fiscal quarter basis for the periods indicated were as follows:


                                   High     Low
                                  ------   -----
Fiscal Year Ended May 31, 1996
     Fourth Quarter                9       5 1/4
Fiscal Year Ending May 31, 1997
     First Quarter                 6 1/2   4 3/4
     Second Quarter                6 5/16  4 1/2
     Third Quarter (through
      January 21,1997)              7 1/2   4 3/8

   On  December 5, 1996, the day on which the
principal  terms of the proposed transactions
were  agreed upon, the closing price  of  the
Common Stock was $5.625. On January 2,  1997,
the  day  of  the  meeting of  the  Board  of
Directors  at   which   Punk, Ziegel & Knoell
rendered their opinion on the fairness of the proposed transactions and at which the Board approved the form of definitive agreements, the closing price of the Common Stock was $5.00. On January 21, 1997, the closing price of the Common Stock was 6.625.

          INDEPENDENT ACCOUNTANTS

   Price Waterhouse LLP has been selected  by
the    Board   of   Directors,    upon    the
recommendation  of  its Audit  Committee,  to
continue  to act as the Company's independent
accountants in fiscal 1997.  A representative
of  Price  Waterhouse LLP will be present  at
the   Annual  Meeting.  He  will   have   the
opportunity  to  make  a  statement,  if   he
desires to do so, and will be available to respond to appropriate questions.

               ANNUAL REPORT

   The   Company  has  enclosed  its   Annual
Report for the fiscal year ended May 31, 1996
with this proxy statement.  Stockholders  are
referred  to  this report for  financial  and
other information about the Company, but such
report  (other than the financial  statements
and  other  portions  of  the  Annual  Report
specifically  referred to under  the  caption
"Approval  of  Agreements  with  Richard   C.
Jelinek - Historical Financial Information") is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

           PROPOSALS BY STOCKHOLDERS

   Any proposals by stockholders intended to be presented at the 1997 Annual Meeting must be received by the Company no later than June
30, 1997.

                 OTHER MATTERS

   Brokerage   firms,   banks,   fiduciaries,
voting trustees or other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them, and the Company will, upon request, reimburse them for the reasonable expense of doing so. The entire cost of the solicitation will be borne by the Company.

   The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted with respect to such matters in accordance with the judgment of the persons acting under the proxies.


                    By Order of the Board of
                            Directors

                        William G. Brown
                            Secretary

                                    EXHIBIT A

   MEDICUS SYSTEMS CORPORATION 1996 C.E.O.

       REPLACEMENT STOCK OPTION PLAN

     The   purpose   of   the   1996   C.E.O.
Replacement    Stock   Option    Plan    (the
"Replacement Plan") is to benefit the Company
through  the  maintenance and development  of
management  by offering certain  present  and
future   executive  and   key   personnel   a
favorable opportunity to become stockholders in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company. Options granted under the Replacement Plan are intended not to qualify as "Incentive Stock Options" as defined in
Section  422 of the Internal Revenue Code  of
1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

     1.    Administration.   The  Replacement
Plan  shall  be administered by  a  committee
(the  "Committee") of the Board of  Directors
composed of no fewer than two "disinterested"
"outside"  directors designated by the  Board
of    Directors.    For   purposes   of   the
Replacement    Plan,   (a)    "disinterested"
directors  shall include directors  who  meet
the  tests for "disinterested administration"
of  the Replacement Plan under the rules  and
regulations  adopted by  the  Securities  and
Exchange Commission under Section 16  of  the
Securities  Exchange  Act  of  1934  and  (b)
"outside"  directors shall include  directors
who  meet  the  tests for "outside  director"
under the regulations adopted by the Internal
Revenue  Service relating to Section  162  of
the  Code,  including all of  the  transition
rules   thereunder.   A   majority   of   the
Committee shall constitute a quorum, and  the
acts of a majority of the members present  at
any meeting at which a quorum is present,  or
acts  approved  in  writing  by  all  of  the
members,  shall be the acts of the Committee.
This  Replacement Plan is intended to qualify
for  exemption  from  Section  16(b)  of  the
Securities  Exchange  Act  of  1934  and   to
qualify   as  performance-based  compensation
under Section 162 of the Code and shall be interpreted in such a way as to result in such qualification.

     Subject   to  the  provisions   of   the
Replacement  Plan, the Committee  shall  have
full  and  final authority, in  its  absolute
discretion, (a) to determine the  persons  to
be  granted  options  under  the  Replacement
Plan,  (b) to determine the number of  shares
subject to each option, (c) to determine  the
time  or  times  at  which  options  will  be
granted, (d) to determine the option price of
the  shares  subject  to each  option,  which
price  shall  not  be less than  the  minimum
specified  in  Section 4 of  the  Replacement
Plan, (e) to determine the time or times when
each  option  becomes  exercisable  and   the
duration  of  the  exercise  period,  (f)  to
prescribe the form or forms of the agreements
evidencing  any  options  granted  under  the
Replacement  Plan  (which  forms   shall   be
consistent with the Replacement Plan), (g) to
adopt,  amend  and  rescind  such  rules  and
regulations  as, in the Committee's  opinion,
may be advisable in the administration of the
Replacement  Plan, and (h)  to  construe  and
interpret the Replacement Plan, the rules and
regulations  and  the  agreements  evidencing
options  granted  under the Replacement  Plan
and  to  make all other determinations deemed
necessary or advisable for the administration
of  the Replacement Plan.  Any decision  made
or   action  taken  in  good  faith  by   the
Committee    in    connection    with     the
administration,      interpretation,      and
implementation of the Replacement Plan and of
its  rules  and  regulations  shall,  to  the
extent  permitted by law, be  conclusive  and
binding   upon   all  optionees   under   the
Replacement Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

     2.     Eligibility.   Options  shall  be
granted  only to key employees and  directors
(other than members of the Committee) of the Company.

     3.   Granting of Options.

            (a)    The  Committee  may  grant
     options under which a total of not  more
     than  400,000 shares of the Common Stock
     of the Company may be purchased, subject
     to  adjustment as provided in  paragraph
     9.   Since the Replacement Plan is being
     adopted  principally to be used for  the
     Chief  Executive  Officer,  options   to
     purchase  up  to 400,000 shares  of  the
     Common  Stock  of  the  Company  may  be
     granted  to the Chief Executive  Officer
     but   options  (including  options  made
     available  by  cancellation,  lapse,  or
     otherwise) shall not be granted  to  the
     same  individual to purchase  more  than
     400,000    shares    hereunder.     This
     Replacement  Plan  replaces   the   1996
     C.E.O.    Plan    of    the    Company's
     predecessor,  Managed  Care   Solutions,
     Inc.,  formerly known as Medicus Systems
     Corporation,  which  predecessor  C.E.O.
     Plan and the options to purchase 350,000
     shares  granted  thereunder  are   being
     terminated  on the date of the  adoption
     of  the Replacement Plan and new options
     under  the  Replacement Plan  are  being
     granted  to purchase the same number  of
     shares  as were subject to option  under
     the  terminated  C.E.O.  Plan.   If  the
     350,000  options granted  to  the  Chief
     Executive  Officer under the predecessor
     C.E.O.  Plan  and canceled and  replaced
     with    options   granted   under    the
     Replacement Plan are deemed to have been
     granted   pursuant  to  the  Replacement
     Plan,  options to purchase no more  than
     750,000  shares of the common  stock  of
     the   Company   (the  350,000   canceled
     options plus the 400,000 available under the Replacement Plan) shall be deemed to be available to be granted to the Chief
     Executive Officer hereunder.

           (b)   No  options shall be granted
     under   the   Replacement   Plan   after
     March 12, 2006. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).
     Shares subject to options may be made available from unissued or reacquired shares of common stock.

            (c)   Nothing  contained  in  the
     Replacement  Plan  or  in   any   option
     granted  pursuant thereto  shall  confer
     upon  any  optionee  any  right  to   be
     continued  in  the  employment  of   the
     Company, or interfere in any way with the right of the Company to terminate his employment at any time.

     4.    Option  Price.  The  option  price
shall be determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

     5.   Duration of Options, Increments and
Extensions.

           (a)  Subject to the provisions  of
     paragraph  7, each option shall  be  for
     such term of not more than ten years  as
     shall be determined by the Committee  at
     the  date  of  the grant.   Each  option
     shall   become   exercisable   in   such
     installments, at such time or times, and
     may   be  subject  to  such  conditions,
     including  conditions  based  upon   the
     performance  of  the  Company,  as   the
     Committee    may   in   its   discretion
     determine at the date of grant.

           (b)   The  Committee  may  in  its
     discretion     (i)    accelerate     the
     exercisability of any option or (ii)  at
     any   time  before  the  expiration   or
     termination  of  an  option   previously
     granted, extend the terms of such option
     (including options held by officers) for
     such additional period as the Committee,
     in   its  discretion,  shall  determine,
     except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

     6.   Exercise of Option.

           (a)  An option may be exercised by
     giving  written notice to  the  Company,
     attention  of the Secretary,  specifying
     the  number  of shares to be  purchased,
     accompanied  by the full purchase  price
     for  the shares to be purchased in  cash
     or  by  check, except that the Committee
     may  permit the purchase price  for  the
     shares  to be paid, all or in  part,  by
     the  delivery  to the Company  of  other
     shares of Common Stock of the Company in
     such circumstances and manner as it  may
     specify.   For  this  purpose,  the  per
     share  value  of  the  Company's  Common
     Stock shall be the fair market value  at
     the   close  of  business  on  the  date
     preceding the exercise date.

          (b)  At the time of exercise of any
     option,  the Committee may, if it  shall
     determine it necessary or desirable  for
     any reason, require the optionee (or his
     heirs,      legatees,      or      legal
     representative, as the case may be) as a
     condition upon the exercise, to  deliver
     to  the Company a written representation
     of  present  intention to  purchase  the
     shares   for   his   own   account   for
     investment  and  an  agreement  not   to
     distribute  or  sell  such   shares   in
     violation of the registration provisions
     of  applicable securities laws.  If such
     representation   and    agreement    are
     required to be delivered, an appropriate
     legend   may   be   placed   upon   each
     certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

           (c)   Each  option shall  also  be
     subject to the requirement that,  if  at
     any  time  the Committee determines,  in
     its   discretion,  that   the   listing,
     registration  or  qualification  of  the
     shares  subject to the option  upon  any
     securities exchange or under  any  state
     or   federal  law,  or  the  consent  or
     approval  of any governmental regulatory
     body,  is  necessary or desirable  as  a
     condition of, or in connection with, the
     issue  or purchase of shares thereunder,
     the option may not be exercised in whole
     or   in   part   unless  such   listing,
     registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            (d)    If  the  Committee   shall
     determine it necessary or desirable  for
     any reason, an option shall provide that
     it   is  contemplated  that  the  shares
     acquired  through the  exercise  of  the
     option  will  not  be  registered  under
     applicable  federal and state securities
     laws  and  that  such shares  cannot  be
     resold unless they are registered  under
     such  laws  or unless an exemption  from
     registration  is  available,   and   the
     certificate  for any such shares  issued
     upon  the  exercise of the option  shall
     bear   a   legend   making   appropriate
     reference to such provisions.

     7.    Termination of Employment-Exercise
Thereafter.

          (a)  If the employment or tenure as
     a  director  of  any optionee  with  the
     Company  is  terminated for  any  reason
     other  than death, permanent disability,
     retirement  or  cause,  such  optionee's
     option,  to  the extent  the  option  is
     exercisable  at the date of termination,
     shall  expire  thirty  days  after   the
     termination     of     employment     or
     directorship  (or  upon  the   scheduled
     termination of the option, if  earlier),
     and   all  rights  to  purchase   shares
     pursuant thereto shall terminate at such
     time.  Temporary absence from employment
     because  of illness, vacation,  approved
     leave   of   absence,  or  transfer   of
     employment shall not be considered to terminate employment or to interrupt continuous employment.

          (b)  In the event of termination of
     employment  or directorship  because  of
     death  or  permanent disability  (within
     the  meaning of Section 22(e)(3) of  the
     Code),  the  option may be exercised  in
     full,  unless otherwise provided at  the
     time  of  grant, without regard  to  any
     installments established under paragraph
     5  hereof, by the optionee or, if he  is
     not  living, by his heirs, legatees,  or
     legal  representative or alternate payee
     under  a  qualified  domestic  relations
     order,  as  the case may be, during  its
     specified  term prior to one year  after
     the   date   of   death   or   permanent
     disability.  In the event of termination
     of employment or directorship because of
     retirement, the option may be  exercised
     by  the  optionee (or, if he dies within
     three months after such termination,  by
     his      heirs,     legatees,      legal
     representative or alternate payee  under
     a qualified domestic relations order, as
     the case may be), at any time during its
     specified  term  prior to  three  months
     after the date of such termination,  but
     only  to  the  extent  the  option   was
     exercisable   at  the   date   of   such
     termination.

           (c)   If an optionee is discharged
     for   cause,  his  option  shall  expire
     forthwith  and  all rights  to  purchase
     shares    under   it   shall   terminate
     immediately.    For    this     purpose,
     "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

           (d)  Notwithstanding the foregoing
     provisions  of  this  paragraph  7,  the
     Committee may in the grant of any option
     make other and different provisions with
     respect   to  its  exercise  after   the
     optionee's termination of employment or directorship.

     8.   Non-Transferability of Options.  No
option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during any optionee's lifetime only by the optionee or optionee's legal representative.

     9.   Adjustment.

            (a)    In  the  event  that   the
     Company's  outstanding common  stock  is
     changed  by  any  stock dividend,  stock
     split  or  combination  of  shares,  the
     number   of   shares  subject   to   the
     Replacement  Plan and to  options  under
     the    Replacement   Plan    shall    be
     proportionately adjusted.

            (b)    In  case  of  any  capital
     reorganization,      or      of      any
     reclassification of the common stock  or
     in  case  of  the consolidation  of  the
     Company  with  or  the  merger  of   the
     Company   with   or   into   any   other
     corporation  (other than a consolidation
     or  merger in which the Company  is  the
     continuing  corporation and  which  does
     not  result  in any reclassification  of
     outstanding shares of common  stock)  or
     of the sale of the properties and assets
     of  the Company as, or substantially as,
     an  entirety  to any other  corporation,
     the    Company,   or   the   corporation
     resulting  from  such  consolidation  or
     surviving  such merger or to which  such
     sale shall be made, as the case may  be,
     shall  determine that upon  exercise  of
     options  granted  under the  Replacement
     Plan  after such capital reorganization,
     reclassification, consolidation,  merger
     or  sale thereon shall be issuable  upon
     exercise of an option a kind and  amount
     of  shares  of stock or other securities
     or  property (which may, as an  example,
     be  a fixed amount of cash equal to  the
     consideration  paid to  stockholders  of
     the  Company  for shares transferred  or
     sold  by them) which the holders of  the
     common  stock (immediately prior to  the
     time  of  such  capital  reorganization,
     reclassification, consolidation,  merger
     or sale) are entitled to receive in such
     transaction  as in the judgment  of  the
     Committee   is  required  to  compensate
     equitably  for the effect of such  event
     upon   the   exercise  rights   of   the
     optionees.  The above provisions of this
     paragraph  shall  similarly   apply   to
     successive              reorganizations,
     reclassifications,       consolidations,
     mergers and sales.

           (c)   In  the  event of  any  such
     adjustment, the purchase price per share shall be proportionately adjusted.

     10.  Amendment of Replacement Plan.  The
Board  of  Directors may amend or discontinue
the  Replacement Plan at any time.   However,
no such amendment or discontinuance shall (a)
change   or   impair  any  option  previously
granted  without the consent of the optionee,
(b)  increase  the maximum number  of  shares
which  may  be purchased by all optionees  or
any  one  optionee,  (c) change  the  minimum
purchase price, (d) change the limitations on
the   option  period  or  increase  the  time
limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

     11.       Effective      Date.       The
Replacement   Plan  has   been  adopted   and
authorized  by  the  Board  of  Directors for
submission  to   the  stockholders   of   the
Company.  If the Replacement Plan is approved
by the  affirmative vote of the  holders of a
majority  of  the outstanding voting stock of
the Company at  a  duly  held   stockholders'
meeting, it shall be deemed to have become effective on March 12, 1996, the date of adoption by the Board of Directors. Options may be granted under the Replacement Plan before its approval by the stockholders, but subject to such approval, and in each such case the date of grant shall be determined without reference to the date of the approval of the Replacement Plan by stockholders.

                                    EXHIBIT B

   MEDICUS SYSTEMS CORPORATION 1996 C.E.O.

      SPECIAL STOCK OPTION CERTIFICATE

(Not Qualifying as an Incentive Stock Option)

     This  is to certify that the predecessor
of    Medicus   Systems   Corporation    (the
"Company"),   a   Delaware  corporation   and
successor to the software business of Managed
Care  Solutions,  Inc.,  formerly  known   as
Medicus Systems Corporation, has on March 12,
1996,  granted  to Patrick  C.  Sommers  (the
"Optionee")  an  option  to  purchase  18,000
shares  of  its common stock, par value  $.01
per share, upon the terms and conditions set forth herein.

          1.  The purchase price payable upon
exercise of this option, shall be $ 2.00 per share, subject to adjustment as provided in paragraph 6 below.

          2.   The  exercise of  this  option
shall be subject to the following conditions:


          (a)    This  option  shall   become
exercisable  with  respect  to  100%  of  the
shares subject to this option on February 28,
1997.   All  or any part of the  shares  with
respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

          (b)   This  option may be exercised
by  giving  written notice  to  the  Company,
attention  of  the Secretary, specifying  the
number of shares to be purchased, accompanied
by (i) the full purchase price for the shares
to  be  purchased either in cash or by check;
and  (ii)  payment in full of all withholding
taxes  due  as  a result of the  exercise  or
another  arrangement  satisfactory   to   the
Company for the payment of such withholding taxes.

          (c)  At the time of any exercise of
this  option, the Company may,  if  it  shall
determine it necessary or desirable  for  any
reason,  require the Optionee (or his  heirs,
legatees or legal representative, as the case
may be) as a condition upon the exercise,  to
deliver    to   the   Company    a    written
representation   of  present   intention   to
purchase  the shares for his own account  for
investment and an agreement not to distribute
or  sell  such  shares in  violation  of  the
registration    provisions   of    applicable
securities laws. If such representation and agreement are required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his exercise of part or all of this option and a stop transfer order may be placed with the transfer agent.

          (d)  If at any time a disinterested
committee   of   the   Board   of   Directors
determines,  in  its  discretion,  that   the
listing, registration or qualification of the
shares  subject  to  this  option  upon   any
securities  exchange or under  any  state  or
federal  law, or the consent or  approval  of
any   governmental   regulatory   body,    is
necessary or desirable as a condition of,  or
in  connection with, the issue or purchase of
shares  thereunder, this option  may  not  be
exercised  in  whole or in part  unless  such
listing, registration, qualification, consent
or  approval  shall  have  been  effected  or
obtained   free   of   any   conditions   not
acceptable by the disinterested committee of the Board of Directors.

          3.   The term of this option is ten
years,  but subject to earlier expiration  as
provided in paragraph 5.  This option is thus
not exercisable to any extent after the expi-
ration  of  ten years from the date  of  this
stock   option  certificate,  or  after   any
earlier   expiration   date   that   may   be
applicable under the terms of paragraph 5.

          4.  This option is not transferable
by the Optionee otherwise than by will or the laws of descent and distribution, and during the life of the Optionee it is exercisable only by him.

          5.   (a)  If the employment of  the
Optionee  with  the Company  or  any  of  its
subsidiaries  is terminated  for  any  reason
other   than   death,  permanent  disability,
retirement  or  cause, this  option,  to  the
extent  it  is  exercisable on  the  date  of
termination, shall expire thirty  days  after
the  later of (i) February 28, 1997, and (ii)
the  date  of  termination of employment  (or
upon   the  scheduled  termination  of   this
option,  if  earlier),  and  all  rights   to
purchase   shares  pursuant   thereto   shall
terminate at such time. Temporary absence from employment because of illness, vacation or approved leaves of absence, or transfers of employment among the Company and its parent or subsidiary corporations, shall not be considered to terminate employment or to interrupt continuous employment.

          (b)  In the event of termination of
employment  because  of  death  or  permanent
disability  (within  the meaning  of  section
22(e)(3)  of  the Internal Revenue  Code,  as
amended),  this  option may be  exercised  in
full,  without  regard  to  the  installments
established   by  paragraph  2(a),   by   the
Optionee  or,  if he is not  living,  by  his
heirs, legatees, or legal representative,  as
the  case  may be, during its specified  term
prior to one year after the date of death  or
permanent  disability.   In  the   event   of
termination   of   employment   because    of
retirement, this option may be exercised by the Optionee (or if he dies within three months after such termination, by his heirs, legatees or legal representative, as the case may be) at any time during its specified term prior to three months after the date of such termination, but only to the extent this option was exercisable at the date of such termination.

          (c)   If the Optionee is discharged
for cause, this option shall expire forthwith
and  all  rights to purchase shares under  it
shall  terminate on the later of (i) 30  days
following  February 28, 1997,  and  (ii)  the
date   of   discharge.   For  this   purpose,
"discharge for cause" means a discharge on account of dishonesty, disloyalty or insubor dination.

          6.   (a)  In  the  event  that  the
Company's outstanding common stock is changed
by   any  stock  dividend,  stock  split   or
combination of shares, the number  of  shares
subject    to    this   option    shall    be
proportionately adjusted.

          (b)   In   case   of  any   capital
reorganization, or of any reclassification of
the   common   stock  or  in  case   of   the
consolidation  of  the Company  with  or  the
merger of the Company with or into any  other
corporation  (other than a  consolidation  or
merger in which the Company is the continuing
corporation and which does not result in  any
reclassification  of  outstanding  shares  of
common   stock)  or  of  the  sale   of   the
properties and assets of the Company  as,  or
substantially as, an entirety  to  any  other
corporation, the Company, or the  corporation
resulting   from   such   consolidation    or
surviving  such merger or to which such  sale
shall be made, as the case may be, shall give
notice  to  the Optionee providing that  upon
exercise  of  this option after such  capital
reorganization,             reclassification,
consolidation, merger or sale there shall  be
issuable upon exercise of this option a  kind
and  amount  of  shares  of  stock  or  other
securities  or  property (which  may,  as  an
example,  be a fixed amount of cash equal  to
the consideration paid to stockholders of the
Company  for shares transferred  or  sold  by
them)  which the holders of the common  stock
(immediately  prior  to  the  time  of   such
capital   reorganization,   reclassification,
consolidation, merger or sale)  are  entitled
to  receive in such transaction upon exercise
as   in   the  judgment  of  a  disinterested
committee  Board of Directors is required  to
compensate equitably for the effect  of  such
event   upon  the  exercise  rights  of   the
Optionee.   The  above  provisions  of   this
Section  shall similarly apply to  successive
reorganizations,           reclassifications,
consolidations, mergers and sales.

          (c)   In  the  event  of  any  such
adjustment, the purchase price per share shall be proportionately adjusted.

          7.   The  granting of  this  option
shall not confer upon the Optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

          8.   Neither the Optionee  nor  his
heirs,   legatees,  or  legal  representative
shall have any rights of stockholders with respect to the shares subject to this option until such shares are actually issued upon exercise of this option.

          9.   (a)   This option  is  granted
pursuant to a resolution of the Board of Directors of the Company, and is explicitly not granted pursuant to or under an Incentive
Stock  Option Plan as defined in the Internal
Revenue Code. Thus this option is intended not to qualify as an "incentive stock option" under the Internal Revenue Code.

          (b)     This   option   shall    be
administered by a committee of disinterested outside members of the Board of Directors of the Company, whose interpretation of the terms and provisions of this option shall be final and conclusive.

          This certificate is executed as  of
the date on which this option evidenced by it is granted as stated above.

          MEDICUS SYSTEMS CORPORATION



      By /s/ William W. Cowan
      -----------------------
             William W. Cowan
             Vice President

                                    EXHIBIT C
                   Form of

       MEDICUS SYSTEMS CORPORATION, INC.

  (1989/1991/1993/1993 PERFORMANCE, AND 1994)

   STOCK OPTION AND RESTRICTED STOCK PLAN,

                  AS AMENDED

              ____________, 199_


     The  purpose  of this Stock Option  Plan
(the  "Plan")  is to benefit Medicus  Systems
Corporation,  Inc.  (the "Company")  and  its
subsidiaries  through  the  maintenance   and
development of management by offering certain
present   and   future  executive   and   key
personnel  a favorable opportunity to  become
holders of stock in the Company over a period
of  years,  thereby giving them  a  permanent
stake  in  the growth and prosperity  of  the
Company  and  encouraging the continuance  of
their  services  with  the  Company  or   its
subsidiaries.   Options  granted  under  this
Plan   are   intended  not  to   qualify   as
"Incentive  Stock  Options"  as  defined   in
Section  422 of the Internal Revenue Code  of
1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

     1.    Administration.  The Plan shall be
administered by a committee (the "Committee")
of  the  Board  of Directors composed  of  no
fewer   than  two  "disinterested"  "outside"
directors   designated  by   the   Board   of
Directors.   For purposes of this  Plan,  (a)
"disinterested"  has the  meaning  under  the
tests  for "disinterested administration"  of
the  Plan  under  the rules  and  regulations
adopted   by  the  Securities  and   Exchange
Commission under Section 16 of the Securities
Exchange  Act  of 1934 and (b) "outside"  has
the  meaning  under  the tests  for  "outside
director"  under the Regulations  adopted  by
the  Internal  Revenue  Service  relating  to
Section  162(m) of the Code, or any successor
provision,,  including all of the  transition
rules   thereunder.   A   majority   of   the
Committee shall constitute a quorum, and  the
acts of a majority of the members present  at
any meeting at which a quorum is present,  or
acts  approved  in  writing  by  all  of  the
members,  shall be the acts of the Committee.
This   Plan   is  intended  to  qualify   for
exemption   from   Section   16(b)   of   the
Securities  Exchange Act of  1934  and  stock
options issued under the Plan are intended to
qualify   as  performance-based  compensation
under Section 162(m) of the Code and the Plan shall be interpreted in such a way as to result in such qualification.

     Subject  to the provisions of the  Plan,
the  Committee  shall  have  full  and  final
authority, in its absolute discretion, (a) to
determine  the persons to be granted  options
under  the Plan, (b) to determine the  number
of  shares  subject to each  option,  (c)  to
determine the time or times at which  options
will  be granted, (d) to determine the option
price  of the shares subject to each  option,
which  price  shall  not  be  less  than  the
minimum  specified in Section 4 of the  Plan,
(e)  to determine the time or times when each
option  becomes exercisable and the  duration
of  the exercise period, (f) to prescribe the
form  or  forms of the agreements  evidencing
any  options  granted under the  Plan  (which
forms shall be consistent with the Plan), (g)
to  adopt,  amend and rescind such rules  and
regulations  as, in the Committee's  opinion,
may be advisable in the administration of the
Plan,  and (h) to construe and interpret  the
Plan,  the  rules  and  regulations  and  the
agreements  evidencing options granted  under
the Plan and to make all other determinations
deemed   necessary  or  advisable   for   the
administration  of  the Plan.   Any  decision
made  or  action taken in good faith  by  the
Committee    in    connection    with     the
administration,      interpretation,      and
implementation of the Plan and of  its  rules
and   regulations  shall,   to   the   extent
permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

     In  addition, the Committee  shall  have
the authority, in its sole discretion, (a) to
determine  the individuals to whom shares  of
Restricted Stock are granted under the  Plan;
(b)  to  determine the number  of  Restricted
Shares  subject to each such  grant;  (c)  to
determine  the time or times when  Restricted
Shares are granted; (d) to determine the time
or  times when, or conditions upon which, the
restrictions on such Restricted Shares  lapse
(the    duration    of   such    restrictions
hereinafter  referred to as  the  "Restricted
Period");  (e)  to accelerate the  Restricted
Period for Restricted Shares granted pursuant
to   the  Plan  including  with  respect   to
Restricted  Shares  held by  employees  whose
employment has been terminated by  reason  of
death,  permanent disability or  retirements;
(f)  to  determine the term of each grant  of
Restricted Shares; (g) to prescribe the  form
or   forms   of  agreements  which   evidence
Restricted Shares granted under the Plan; and
(h)  to interpret the Plan and to adopt rules
or  regulations (consistent with the terms of
the  Plan) which, in the Committee's opinion,
may   be  necessary  or  advisable  for   the
administration of the Plan.

     2.     Eligibility.   Options  shall  be
granted  only to key employees and  directors
(other than members of the Committee) of the Company and its subsidiaries.

     3.    Granting of Options and Restricted
Shares.

          (a)    The   Committee  may   grant
     options  and  Restricted  Shares   under
     which  a total of not more than ________
     (1989  Plan:  220,000 shares; 1991 Plan:
     200,000  shares;  1993  Plan:   300,000;
     1993  Performance Plan:  200,000 shares;
     and  1994 Plan:  400,000 shares) of  the
     Common  Stock  of  the  Company  may  be
     purchased  from  or  provided   by   the
     Company,   subject  to   adjustment   as
     provided  in Paragraph 9 of  this  Plan.
     The maximum number of shares subject  to
     all    options,   together   with    all
     Restricted   Shares,   granted   to   an
     individual in any calendar year shall in no event exceed 100,000, subject to adjustment as provided in Section 9.

          (b)    No   options  or  Restricted
     Shares  shall be granted under the  Plan
     after (1989 Plan:  January 2, 1999; 1991
     Plan:    August  31,  2001;  1993  Plan:
     January 31, 2003; 1993 Performance Plan:
     March  31,  2001; and 1994 Plan:   April
     14, 2004). If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).
     Shares subject to options or granted as Restricted Shares may be made available from unissued or reacquired shares of Common Stock.

          (c)   Nothing contained in the Plan
     or   in   any  option  granted  pursuant
     thereto  shall confer upon any  optionee
     any   right  to  be  continued  in   the
     employment   of  the  Company   or   any
     subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

     4.    Option  Price.  The  option  price
shall be determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

     5.   Duration of Options, Increments and
Extensions   and   Rights  and   Restrictions
Governing  Restricted  Shares.

          (a)   Subject to the provisions  of
     paragraph  7, each option shall  be  for
     such term of not more than ten years  as
     shall be determined by the Committee  at
     the  date  of  the grant.   Each  option
     shall   become   exercisable   in   such
     installments, at such time or times, and
     may   be  subject  to  such  conditions,
     including  conditions  based  upon   the
     performance  of  the  Company,  as   the
     Committee    may   in   its   discretion
     determine at the date of grant.

          (b)    The  Committee  may  in  its
     discretion     (i)    accelerate     the
     exercisability of any option or (ii)  at
     any   time  before  the  expiration   or
     termination  of  an  option   previously
     granted, extend the terms of such option
     (including options held by officers) for
     such additional period as the Committee,
     in   its  discretion,  shall  determine,
     except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

          (c)   At  the  time  of  grant   of
     Restricted   Shares,  subject   to   the
     receipt by the Company of any applicable
     consideration   for   such    Restricted
     Shares,   one   or   more   certificates
     representing the appropriate  number  of
     shares  of  Common Stock granted  to  an
     individual shall be registered either in
     his  name  or  for  his  benefit  either
     individually   or   collectively    with
     others, but shall be held by the Company
     for  the account of the individual.  The
     individual  shall have all rights  of  a
     holder  as  to  such  shares  of  Common
     Stock,  including the right  to  receive
     dividends,  to exercise rights,  and  to
     vote   such   Common   Stock   and   any
     securities   issued  upon  exercise   of
     rights,   subject   to   the   following
     restrictions:  (a) the individual  shall
     not   be   entitled   to   delivery   of
     certificates representing such shares of
     Common   Stock   and  any   other   such
     securities until the expiration  of  the
     Restricted  Period,  (b)  none  of   the
     Restricted   Shares   may    be    sold,
     transferred,   assigned,   pledged,   or
     otherwise  encumbered  or  disposed   of
     during  the Restricted Period,  and  (c)
     all  of  the Restricted Shares shall  be
     forfeited   and   all  rights   of   the
     individual  to  such  Restricted  Shares
     shall    terminate    without    further
     obligation  on the part of  the  Company
     unless  the  individual remains  in  the
     continuous employment of the Company for
     the entire Restricted Period in relation
     to  which  such Restricted  Shares  were
     granted, except as otherwise allowed  by
     Section 7 hereof.  Any shares of  Common
     Stock  or  other securities or  property
     received  with  respect to  such  shares
     shall    be   subject   to   the    same
     restrictions as such Restricted Shares.

     6.   Exercise of Options and Payments of
Restricted Shares.

          (a)  An option may be exercised  by
     giving  written notice to  the  Company,
     attention  of the Secretary,  specifying
     the  number  of shares to be  purchased,
     accompanied  by the full purchase  price
     for  the shares to be purchased in  cash
     or  by  check, except that the Committee
     may  permit the purchase price  for  the
     shares  to be paid, all or in  part,  by
     the  delivery  to the Company  of  other
     shares of common stock of the Company in
     such circumstances and manner as it  may
     specify.   For  this  purpose,  the  per
     share  value  of  the  Company's  common
     stock shall be the fair market value  at
     the   close  of  business  on  the  date
     preceding the date of exercise.

          (b)  At the time of exercise of any
     option,  the Committee may, if it  shall
     determine it necessary or desirable  for
     any reason, require the optionee (or his
     heirs,  legatees, legal  representative,
     or  alternate  payee  under  a  domestic
     relations order, as the case may be)  as
     a   condition  upon  the  exercise,   to
     deliver   to  the  Company   a   written
     representation of present  intention  to
     purchase the shares for his own  account
     for  investment and an agreement not  to
     distribute  or  sell  such   shares   in
     violation of the registration provisions
     of  applicable securities laws.  If such
     representation   and    agreement    are
     required to be delivered, an appropriate
     legend   may   be   placed   upon   each
     certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

          (c)   Each  option  shall  also  be
     subject to the requirement that,  if  at
     any  time  the Committee determines,  in
     its   discretion,  that   the   listing,
     registration  or  qualification  of  the
     shares  subject to the option  upon  any
     securities exchange or under  any  state
     or   federal  law,  or  the  consent  or
     approval  of any governmental regulatory
     body,  is  necessary or desirable  as  a
     condition of, or in connection with, the
     issue  or purchase of shares thereunder,
     the option may not be exercised in whole
     or   in   part   unless  such   listing,
     registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          (d)    If   the   Committee   shall
     determine it necessary or desirable  for
     any reason, an option shall provide that
     it   is  contemplated  that  the  shares
     acquired  through the  exercise  of  the
     option  will  not  be  registered  under
     applicable  federal and state securities
     laws  and  that  such shares  cannot  be
     resold unless they are registered  under
     such  laws  or unless an exemption  from
     registration  is  available,   and   the
     certificate  for any such shares  issued
     upon  the  exercise of the option  shall
     bear   a   legend   making   appropriate
     reference to such provisions.

          (e)   At  the end of the Restricted
     Period,  all  restrictions contained  in
     the  Restricted Share Agreement  and  in
     the   Plan   shall  lapse  as   to   the
     Restricted Shares granted in relation to such Restricted Period, and one or more stock certificates for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the individual or such shares of Common
     Stock shall be credited to a brokerage account if the individual so directs.

          (f)   The Company may, in its  sole
     discretion,  offer  an  individual   the
     right,   by   execution  of  a   written
     agreement, to defer the receipt  of  all
     or  any portion of the payment, if  any,
     for  Restricted  Shares.   If  such   an
     election to defer is made, the shares of
     Common  Stock receivable in payment  for
     Restricted  Shares shall be deferred  as
     stock  units  equal  in  number  to  and
     exchangeable, at the end of the deferral
     period,  for  the number  of  shares  of
     Common  Stock that would have been  paid
     to  the  individual.  Such  stock  units
     shall represent only a contractual right
     and  shall  not give the individual  any
     interest,  right or title to any  shares
     of  Common  Stock  the deferral  period.
     The   cash  receivable  in  payment  for
     fractional  shares receivable  shall  be
     deferred as cash units.  Deferred  stock
     units may be credited annually with  the
     appreciation  factor  contained  in  the
     deferred compensation agreement or plan,
     which  may include dividend equivalents.
     All   other  terms  and  conditions   of
     deferred payments shall be as contained in the written agreements.

     7.   Termination of Employment; Exercise
Thereafter.

          (a)  If the employment or tenure as
     a  director  of  any optionee  with  the
     Company  or  any of its subsidiaries  is
     terminated  for  any reason  other  than
     death,  permanent disability, retirement
     or cause, such optionee's option, to the
     extent the option is exercisable at  the
     date of termination, shall expire thirty
     days after the termination of employment
     or  directorship (or upon the  scheduled
     termination of the option, if  earlier),
     and   all  rights  to  purchase   shares
     pursuant thereto shall terminate at such
     time.  Temporary absence from employment
     because  of illness, vacation,  approved
     leave   of   absence,  or  transfer   of
     employment  among the  Company  and  its
     parent or subsidiary corporations, shall
     not    be    considered   to   terminate
     employment or to interrupt continuous employment.

          (b)  In the event of termination of
     employment  or directorship  because  of
     death  or  permanent disability  (within
     the  meaning of Section 22(e)(3) of  the
     Code),  the  option may be exercised  in
     full,  unless otherwise provided at  the
     time  of  grant, without regard  to  any
     installments established under paragraph
     5  hereof, by the optionee or, if he  is
     not  living,  by  his  heirs,  legatees,
     legal representative, or alternate payee
     pursuant to a domestic relations  order,
     as the case may be, during its specified
     term prior to one year after the date of
     death  or permanent disability.  In  the
     event  of  termination of employment  or
     directorship because of retirement,  the
     option  may be exercised by the optionee
     (or,  if  he  dies within  three  months
     after  such  termination, by his  heirs,
     legatees,   legal   representative,   or
     alternate   payee   under   a   domestic
     relations order, as the case may be), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

          (c)   If  an optionee is discharged
     for   cause,  his  option  shall  expire
     forthwith  and  all rights  to  purchase
     shares    under   it   shall   terminate
     immediately.     For    this    purpose,
     "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

          (d)   Notwithstanding the foregoing
     provisions  of  this  paragraph  7,  the
     Committee may in the grant of any option
     make other and different provisions with
     respect   to  its  exercise  after   the
     optionee's termination of employment or directorship.

          (e)  If an individual ceases to  be
     an  employee of the Company by reason of
     death, disability or retirement (as such
     terms  are  described in subsection  (b)
     above)  prior to the end of a Restricted
     Period, all Restricted Shares granted to
     such  individual are immediately payable
     in the manner set forth in Section 6(e).
     Upon  a termination of employment for  a
     reason  other than death, disability  or
     retirement (as such terms are  described
     in  subsection (b) above) prior  to  the
     end   of   a   Restricted   Period,   an
     individual shall immediately forfeit all
     Restricted  Shares  previously  granted,
     unless   the  Committee,  in  its   sole
     discretion, finds that the circumstances in the particular case so warrant and allows a Participant whose employment has so terminated to retain any or all of the Restricted Shares granted to such individual.

     8.   Non-Transferability of Options.  No
option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order and each option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

     9.   Adjustment.

          (a)    In   the  event   that   the
     Company's outstanding Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to options under this Plan shall be proportionately adjusted.

          (b)    In   case  of  any   capital
     reorganization,      or      of      any
     reclassification of the Common Stock  or
     in  case  of  the consolidation  of  the
     Company  with  or  the  merger  of   the
     Company   with   or   into   any   other
     corporation  (other than a consolidation
     or  merger in which the Company  is  the
     continuing  corporation and  which  does
     not  result  in any reclassification  of
     outstanding shares of Common  Stock)  or
     of the sale of the properties and assets
     of  the Company as, or substantially as,
     an  entirety  to any other  corporation,
     the    Company,   or   the   corporation
     resulting  from  such  consolidation  or
     surviving  such merger or to which  such
     sale shall be made, as the case may  be,
     shall  determine that upon  exercise  of
     options  granted under  the  Plan  after
     such       capital       reorganization,
     reclassification, consolidation,  merger
     or  sale  there  shall be issuable  upon
     exercise of an option a kind and  amount
     of  shares  of stock or other securities
     or  property (which may, as an  example,
     be  a fixed amount of cash equal to  the
     consideration  paid to  stockholders  of
     the  Company  for shares transferred  or
     sold  by them) which the holders of  the
     Common  Stock (immediately prior to  the
     time  of  such  capital  reorganization,
     reclassification, consolidation,  merger
     or sale) are entitled to receive in such
     transaction  as in the judgment  of  the
     Committee   is  required  to  compensate
     equitably  for the effect of such  event
     upon   the   exercise  rights   of   the
     optionees.  The above provisions of this
     paragraph  shall  similarly   apply   to
     successive              reorganizations,
     reclassifications,       consolidations,
     mergers and sales.

          (c)   In  the  event  of  any  such
     adjustment the purchase price per share shall be proportionately adjusted.

     10.   Amendment of Plan.  The  Board  of
Directors may amend or discontinue  the  Plan
at  any time.  However, no such amendment  or
discontinuance shall (a) change or impair any
option previously granted without the consent
of  the  optionee, (b) increase  the  maximum
number  of  shares which may be purchased  by
all   optionees,  (c)  change   the   minimum
purchase price, (d) change the limitations on
the   option  period  or  increase  the  time
limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

     11.   Effective Date.  The Plan has been
adopted  and  authorized  by  the  Board   of
Directors  for submission to the stockholders
of  the Company.  If the Plan is approved  by
the  affirmative  vote of the  holders  of  a
majority  of the outstanding voting stock  of
the Company represented in person or by proxy
at  a  duly  held stockholders'  meeting,  it
shall  be deemed to have become effective  on
the  date of such approval (1989 Plan:  March
22, 1989; 1991 Plan:  September 9, 1991; 1993
Plan:   February  27, 1993; 1993  Performance
Plan:  April 22, 1993; 1994 Plan:  April  15,
1994).  Options may be granted under the Plan
before its approval by the stockholders, but subject to such approval, and in each such case the date of grant shall be determined to be the date of the approval of the Plan by stockholders.

                                    EXHIBIT D

      MEDICUS SYSTEMS CORPORATION, INC.

  1997 EMPLOYEE STOCK OPTION AND RESTRICTED

                  STOCK PLAN

     The  purpose  of this Stock  Option  and
Restricted  Stock  Plan (the  "Plan")  is  to
benefit  Medicus  Systems  Corporation,  Inc.
(the  "Company") and its subsidiaries through
the maintenance and development of management
by   offering  certain  present  and   future
executive   and  key  personnel  a  favorable
opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries. Options granted under this Plan are intended not to qualify as "Incentive Stock Options" as defined in
Section  422 of the Internal Revenue Code  of
1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

     1.    Administration.  The Plan shall be
administered by a committee (the "Committee")
of  the  Board  of Directors composed  of  no
fewer   than  two  "disinterested"  "outside"
directors   designated  by   the   Board   of
Directors.   For purposes of this  Plan,  (a)
"disinterested"  has the  meaning  under  the
tests  for "disinterested administration"  of
the  Plan  under  the rules  and  regulations
adopted   by  the  Securities  and   Exchange
Commission under Section 16 of the Securities
Exchange  Act  of 1934 and (b) "outside"  has
the  meaning  under  the tests  for  "outside
director"  under the Regulations  adopted  by
the  Internal  Revenue  Service  relating  to
Section  162(m) of the Code, or any successor
provision,  including all of  the  transition
rules   thereunder.   A   majority   of   the
Committee shall constitute a quorum, and  the
acts of a majority of the members present  at
any meeting at which a quorum is present,  or
acts  approved  in  writing  by  all  of  the
members,  shall be the acts of the Committee.
This   Plan   is  intended  to  qualify   for
exemption   from   Section   16(b)   of   the
Securities  Exchange Act of  1934  and  stock
options issued under the Plan are intended to
qualify   as  performance-based  compensation
under Section 162(m) of the Code and the Plan shall be interpreted in such a way as to result in such qualification.

     Subject  to the provisions of the  Plan,
the  Committee  shall  have  full  and  final
authority, in its absolute discretion, (a) to
determine  the persons to be granted  options
under  the Plan, (b) to determine the  number
of  shares  subject to each  option,  (c)  to
determine the time or times at which  options
will  be granted, (d) to determine the option
price  of the shares subject to each  option,
which  price  shall  not  be  less  than  the
minimum  specified in Section 4 of the  Plan,
(e)  to determine the time or times when each
option  becomes exercisable and the  duration
of  the exercise period, (f) to prescribe the
form  or  forms of the agreements  evidencing
any  options  granted under the  Plan  (which
forms shall be consistent with the Plan), (g)
to  adopt,  amend and rescind such rules  and
regulations  as, in the Committee's  opinion,
may be advisable in the administration of the
Plan,  and (h) to construe and interpret  the
Plan,  the  rules  and  regulations  and  the
agreements  evidencing options granted  under
the Plan and to make all other determinations
deemed   necessary  or  advisable   for   the
administration  of  the Plan.   Any  decision
made  or  action taken in good faith  by  the
Committee    in    connection    with     the
administration,      interpretation,      and
implementation of the Plan and of  its  rules
and   regulations  shall,   to   the   extent
permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

     In  addition, the Committee  shall  have
the authority, in its sole discretion, (a) to
determine  the individuals to whom shares  of
Restricted Stock are granted under the  Plan;
(b)  to  determine the number  of  Restricted
Shares  subject to each such  grant;  (c)  to
determine  the time or times when  Restricted
Shares are granted; (d) to determine the time
or  times when, or conditions upon which, the
restrictions on such Restricted Shares  lapse
(the    duration    of   such    restrictions
hereinafter  referred to as  the  "Restricted
Period");  (e)  to accelerate the  Restricted
Period for Restricted Shares granted pursuant
to   the  Plan  including  with  respect   to
Restricted  Shares  held by  employees  whose
employment has been terminated by  reason  of
death,  permanent disability or  retirements;
(f)  to  determine the term of each grant  of
Restricted Shares; (g) to prescribe the  form
or   forms   of  agreements  which   evidence
Restricted Shares granted under the Plan; and
(h)  to interpret the Plan and to adopt rules
or  regulations (consistent with the terms of
the  Plan) which, in the Committee's opinion,
may   be  necessary  or  advisable  for   the
administration of the Plan.

     2.     Eligibility.   Options  shall  be
granted  only to key employees and  directors
(other than members of the Committee) of the Company and its subsidiaries.

     3.    Granting of Options and Restricted
Shares.

          (a)    The   Committee  may   grant
     options  and  Restricted  Shares   under
     which  a  total of not more than 300,000
     shares  of  the  Common  Stock  of   the
     Company   may  be  purchased   from   or
     provided by the Company, subject to adjustment as provided in Paragraph 9 of this Plan. The maximum number of shares subject to all options, together with all Restricted Shares, granted to an individual in any calendar year shall in no event exceed 100,000, subject to adjustment as provided in Section 9.

          (b)    No   options  or  Restricted
     Shares  shall be granted under the  Plan
     after  January 2, 2007.   If  an  option
     expires  or  is terminated  or  canceled
     unexercised  as  to  any  shares,   such
     released  shares may again  be  optioned
     (including a grant in substitution for a
     canceled  option).   Shares  subject  to
     options or granted as Restricted Shares may be made available from unissued or reacquired shares of Common Stock.

          (c)   Nothing contained in the Plan
     or   in   any  option  granted  pursuant
     thereto  shall confer upon any  optionee
     any   right  to  be  continued  in   the
     employment   of  the  Company   or   any
     subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

     4.    Option  Price.  The  option  price
shall be determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

     5.   Duration of Options, Increments and
Extensions    and    Rights  and Restrictions
Governing  Restricted  Shares.

          (a)   Subject to the provisions  of
     Section 7, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant.

          (b)    The  Committee  may  in  its
     discretion     (i)    accelerate     the
     exercisability of any option or (ii)  at
     any   time  before  the  expiration   or
     termination  of  an  option   previously
     granted, extend the terms of such option
     (including options held by officers) for
     such additional period as the Committee,
     in   its  discretion,  shall  determine,
     except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

          (c)   At  the  time  of  grant   of
     Restricted   Shares,  subject   to   the
     receipt by the Company of any applicable
     consideration   for   such    Restricted
     Shares,   one   or   more   certificates
     representing the appropriate  number  of
     shares  of  Common Stock granted  to  an
     individual shall be registered either in
     his  name  or  for  his  benefit  either
     individually   or   collectively    with
     others, but shall be held by the Company
     for  the account of the individual.  The
     individual  shall have all rights  of  a
     holder  as  to  such  shares  of  Common
     Stock,  including the right  to  receive
     dividends,  to exercise rights,  and  to
     vote   such   Common   Stock   and   any
     securities   issued  upon  exercise   of
     rights,   subject   to   the   following
     restrictions:  (a) the individual  shall
     not   be   entitled   to   delivery   of
     certificates representing such shares of
     Common   Stock   and  any   other   such
     securities until the expiration  of  the
     Restricted  Period,  (b)  none  of   the
     Restricted   Shares   may    be    sold,
     transferred,   assigned,   pledged,   or
     otherwise  encumbered  or  disposed   of
     during  the Restricted Period,  and  (c)
     all  of  the Restricted Shares shall  be
     forfeited   and   all  rights   of   the
     individual  to  such  Restricted  Shares
     shall    terminate    without    further
     obligation  on the part of  the  Company
     unless  the  individual remains  in  the
     continuous employment of the Company for
     the entire Restricted Period in relation
     to  which  such Restricted  Shares  were
     granted, except as otherwise allowed  by
     Section 7 hereof.  Any shares of  Common
     Stock  or  other securities or  property
     received  with  respect to  such  shares
     shall    be   subject   to   the    same
     restrictions as such Restricted Shares.

     6.   Exercise of Options and Payments of
Restricted Shares.

          (a)  An option may be exercised  by
     giving  written notice to  the  Company,
     attention  of the Secretary,  specifying
     the  number  of shares to be  purchased,
     accompanied  by the full purchase  price
     for  the shares to be purchased in  cash
     or  by  check, except that the Committee
     may  permit the purchase price  for  the
     shares  to be paid, all or in  part,  by
     the  delivery  to the Company  of  other
     shares of Common Stock of the Company in
     such circumstances and manner as it  may
     specify.   For  this  purpose,  the  per
     share  value  of  the  Company's  Common
     Stock shall be the fair market value  at
     the   close  of  business  on  the  date
     preceding the date of exercise.

          (b)  At the time of exercise of any
     option,  the Committee may, if it  shall
     determine it necessary or desirable  for
     any reason, require the optionee (or his
     heirs,  legatees, legal  representative,
     or  alternate  payee  under  a  domestic
     relations order, as the case may be)  as
     a   condition  upon  the  exercise,   to
     deliver   to  the  Company   a   written
     representation of present  intention  to
     purchase the shares for his own  account
     for  investment and an agreement not  to
     distribute  or  sell  such   shares   in
     violation of the registration provisions
     of  applicable securities laws.  If such
     representation   and    agreement    are
     required to be delivered, an appropriate
     legend   may   be   placed   upon   each
     certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

          (c)   Each  option  shall  also  be
     subject to the requirement that,  if  at
     any  time  the Committee determines,  in
     its   discretion,  that   the   listing,
     registration  or  qualification  of  the
     shares  subject to the option  upon  any
     securities exchange or under  any  state
     or   federal  law,  or  the  consent  or
     approval  of any governmental regulatory
     body,  is  necessary or desirable  as  a
     condition of, or in connection with, the
     issue  or purchase of shares thereunder,
     the option may not be exercised in whole
     or   in   part   unless  such   listing,
     registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          (d)    If   the   Committee   shall
     determine it necessary or desirable  for
     any reason, an option shall provide that
     it   is  contemplated  that  the  shares
     acquired  through the  exercise  of  the
     option  will  not  be  registered  under
     applicable  federal and state securities
     laws  and  that  such shares  cannot  be
     resold unless they are registered  under
     such  laws  or unless an exemption  from
     registration  is  available,   and   the
     certificate  for any such shares  issued
     upon  the  exercise of the option  shall
     bear   a   legend   making   appropriate
     reference to such provisions.

          (e)   At  the end of the Restricted
     Period,  all  restrictions contained  in
     the  Restricted Share Agreement  and  in
     the   Plan   shall  lapse  as   to   the
     Restricted Shares granted in relation to such Restricted Period, and one or more stock certificates for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the individual or such shares of Common
     Stock shall be credited to a brokerage account if the individual so directs.

          (f)   The Company may, in its  sole
     discretion,  offer  an  individual   the
     right,   by   execution  of  a   written
     agreement, to defer the receipt  of  all
     or  any portion of the payment, if  any,
     for  Restricted  Shares.   If  such   an
     election to defer is made, the shares of
     Common  Stock receivable in payment  for
     Restricted  Shares shall be deferred  as
     stock  units  equal  in  number  to  and
     exchangeable, at the end of the deferral
     period,  for  the number  of  shares  of
     Common  Stock that would have been  paid
     to  the  individual.  Such  stock  units
     shall represent only a contractual right
     and  shall  not give the individual  any
     interest,  right or title to any  shares
     of  Common  Stock  during  the  deferral
     period.   The cash receivable in payment
     for  fractional shares receivable  shall
     be  deferred  as  cash units.   Deferred
     stock  units  may  be credited  annually
     with  the  appreciation factor contained
     in  the  deferred compensation agreement
     or  plan,  which  may  include  dividend
     equivalents.    All  other   terms   and
     conditions of deferred payments shall be as contained in the written agreements.

     7.   Termination of Employment; Exercise
Thereafter.

          (a)  If the employment or tenure as
     a  director  of  any optionee  with  the
     Company  or  any of its subsidiaries  is
     terminated  for  any reason  other  than
     death,  permanent disability, retirement
     or cause, such optionee's option, to the
     extent the option is exercisable at  the
     date of termination, shall expire thirty
     days after the termination of employment
     or  directorship (or upon the  scheduled
     termination of the option, if  earlier),
     and   all  rights  to  purchase   shares
     pursuant thereto shall terminate at such
     time.  Temporary absence from employment
     because  of illness, vacation,  approved
     leave   of   absence,  or  transfer   of
     employment  among the  Company  and  its
     parent or subsidiary corporations, shall
     not    be    considered   to   terminate
     employment or to interrupt continuous employment.

          (b)  In the event of termination of
     employment  or directorship  because  of
     death  or  permanent disability  (within
     the  meaning of Section 22(e)(3) of  the
     Code),  the  option may be exercised  in
     full,  unless otherwise provided at  the
     time  of  grant, without regard  to  any
     installments established under paragraph
     5  hereof, by the optionee or, if he  is
     not  living,  by  his  heirs,  legatees,
     legal representative, or alternate payee
     pursuant to a domestic relations  order,
     as the case may be, during its specified
     term prior to one year after the date of
     death  or permanent disability.  In  the
     event  of  termination of employment  or
     directorship because of retirement,  the
     option  may be exercised by the optionee
     (or,  if  he  dies within  three  months
     after  such  termination, by his  heirs,
     legatees,   legal   representative,   or
     alternate   payee   under   a   domestic
     relations order, as the case may be), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

          (c)   If  an optionee is discharged
     for   cause,  his  option  shall  expire
     forthwith  and  all rights  to  purchase
     shares    under   it   shall   terminate
     immediately.     For    this    purpose,
     "discharge for cause" means a discharge on account of dishonesty, disloyalty or insubordination.

          (d)   Notwithstanding the foregoing
     provisions  of  this  paragraph  7,  the
     Committee may in the grant of any option
     make other and different provisions with
     respect   to  its  exercise  after   the
     optionee's termination of employment or directorship.

          (e)  If an individual ceases to  be
     an  employee of the Company by reason of
     death, disability or retirement (as such
     terms  are  described in subsection  (b)
     above)  prior to the end of a Restricted
     Period, all Restricted Shares granted to
     such  individual are immediately payable
     in the manner set forth in Section 6(e).
     Upon  a termination of employment for  a
     reason  other than death, disability  or
     retirement (as such terms are  described
     in  subsection (b) above) prior  to  the
     end   of   a   Restricted   Period,   an
     individual shall immediately forfeit all
     Restricted  Shares  previously  granted,
     unless   the  Committee,  in  its   sole
     discretion, finds that the circumstances in the particular case so warrant and allows a Participant whose employment has so terminated to retain any or all of the Restricted Shares granted to such individual.

     8.   Non-Transferability of Options.  No
option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order and each option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

     9.   Adjustment.

          (a)    In   the  event   that   the
     Company's outstanding Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to options under this Plan shall be proportionately adjusted.

          (b)    In   case  of  any   capital
     reorganization,      or      of      any
     reclassification of the Common Stock  or
     in  case  of  the consolidation  of  the
     Company  with  or  the  merger  of   the
     Company   with   or   into   any   other
     corporation  (other than a consolidation
     or  merger in which the Company  is  the
     continuing  corporation and  which  does
     not  result  in any reclassification  of
     outstanding shares of Common  Stock)  or
     of the sale of the properties and assets
     of  the Company as, or substantially as,
     an  entirety  to any other  corporation,
     the    Company,   or   the   corporation
     resulting  from  such  consolidation  or
     surviving  such merger or to which  such
     sale shall be made, as the case may  be,
     shall  determine that upon  exercise  of
     options  granted under  the  Plan  after
     such       capital       reorganization,
     reclassification, consolidation,  merger
     or  sale  there  shall be issuable  upon
     exercise of an option a kind and  amount
     of  shares  of stock or other securities
     or  property (which may, as an  example,
     be  a fixed amount of cash equal to  the
     consideration  paid to  stockholders  of
     the  Company  for shares transferred  or
     sold  by them) which the holders of  the
     Common  Stock (immediately prior to  the
     time  of  such  capital  reorganization,
     reclassification, consolidation,  merger
     or sale) are entitled to receive in such
     transaction  as in the judgment  of  the
     Committee   is  required  to  compensate
     equitably  for the effect of such  event
     upon   the   exercise  rights   of   the
     optionees.  The above provisions of this
     paragraph  shall  similarly   apply   to
     successive              reorganizations,
     reclassifications,       consolidations,
     mergers and sales.

          (c)   In  the  event  of  any  such
     adjustment the purchase price per share shall be proportionately adjusted.

     10.   Amendment of Plan.  The  Board  of
Directors may amend or discontinue  the  Plan
at  any time.  However, no such amendment  or
discontinuance shall (a) change or impair any
option previously granted without the consent
of  the  optionee, (b) increase  the  maximum
number  of  shares which may be purchased  by
all   optionees,  (c)  change   the   minimum
purchase price, (d) change the limitations on
the   option  period  or  increase  the  time
limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

     11.   Effective Date.  The Plan has been
adopted  and  authorized  by  the  Board   of
Directors  for submission to the stockholders
of  the Company.  If the Plan is approved  by
the  affirmative  vote of the  holders  of  a
majority  of the outstanding voting stock  of
the Company represented in person or by proxy
at  a  duly  held stockholders'  meeting,  it
shall  be deemed to have become effective  on
the  date of such approval.  Options  may  be
granted under the Plan before its approval by
the   stockholders,  but  subject   to   such
approval, and in each such case the date of grant shall be determined to be the date of the approval of the Plan by stockholders.

                                    EXHIBIT E

     STOCK PURCHASE AND WARRANT AGREEMENT


          This  Stock  Purchase  and  Warrant
Agreement  (the "Agreement") is entered  into
as of January 2, 1997 between Medicus Systems
Corporation,  a  Delaware  corporation   (the
"Company"),  and  Richard C. Jelinek (*) [the
                  ==================
Boston  Safe  Deposit and  Trust  Company  of
California, or its successors, as trustee  of
the  Richard C. Jelinek Charitable  Remainder
Unitrust   dated   August  3, 1993] (**) (the
"Shareholder").

*    Language for Agreement with  Ricahrd  C.
     Jelinek appears doublr-underlined.
**   Language for Agreement with  Richard  C.
     Jelinek Trust appears in brackets [ ].

             W I T N E S S E T H

          WHEREAS,  the  Shareholder  is  the
beneficial   owner  of   1,837,900  [450,000]
                         =========
shares  of  Common  Stock,  $.01  par   value
("Common  Stock"), of the  Company,  and  the
Shareholder wishes to sell 550,000  [450,000]
                           =======
of such shares to the Company (such shares of Common Stock to be sold being referred to as the "Shares");

          WHEREAS,  the Shareholder holds  an
                                    =========
option (the "Option") to purchase all 500  of
=============================================
the  authorized [will own 225] shares of  the
===============
Company's  Voting Preferred  Stock  [("Voting
Preferred Shares") immediately prior  to  the
closing  of the transactions contemplated  in
this Agreement;](275 shares of such shares of
                =============================
Voting Preferred Stock being referred  to  as
=============================================
the "Voting Preferred Shares");
===============================

          WHEREAS, the Shareholder intends to
          ===================================
exercise the Option;
====================

          WHEREAS,  the  Board  of  Directors
(the "Board") of the Company has determined that it is in the best interest of its stockholders for the Company to acquire the Shares and the Voting Preferred Stock owned by the Shareholder, all upon the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration  of
the   foregoing  and the mutual covenants and
agreements herein contained, the Company and the Shareholder hereby agree as follows:

          1.    The Purchase.  Subject to the
terms  and  conditions  set  forth  in   this
Agreement, the Company agrees to purchase from the Shareholder, and the Shareholder agrees to sell, assign and transfer to the Company on the Closing Date (as defined below), all of the Shareholder's right, title and interest in the Shares and all of the Shareholder's right, title and interest in the Voting Preferred Shares.

          2.    The Closing.  The Closing  of
the   transactions   contemplated   by   this
Agreement (the "Closing") shall take place at the offices of Bell, Boyd & Lloyd, Three
First National Plaza, Chicago, Illinois not later than April 15, 1997, unless the parties otherwise agree. The date upon which the Closing occurs is herein referred to as the Closing Date.

          3.     Payment.   At  the  Closing,
(a)   the  Company  shall  deliver   to   the
Shareholder   (i)   cash   consideration   of
$2,475,000     [$2,025,000]    (the     "Cash
==========
Consideration"), (ii) a promissory  note,  in
substantially the form of Exhibit  A  hereto,
with 50% of the principal amount maturing  in
one  year and the balance one year thereafter
and  bearing  8% interest, in  the  aggregate
principal  amount  of  $1,100,000  [$900,000]
                       ==========
(the  "Promissory Note"), and (iii) a Warrant
to   purchase  220,000  [180,000]  shares  of
               =======
Common  Stock at an exercise price  of  $8.00
per  share,  which shall be substantially  in
the form of Exhibit B hereto (the "Warrant"),
and  (b) the Shareholder shall deliver to the
Company certificates representing all of  the
Shares   and  all  of  the  Voting  Preferred
Shares,  together  with duly  executed  stock
powers  with respect to the Shares and Voting
Preferred   Shares   in   blank    in    form
satisfactory  to  the Company.   The  Company
shall  make payment of the Cash Consideration
pursuant  to  this Section 3 on  the  Closing
Date   by   wire  transfer  to   an   account
designated by the Shareholder in an amount equal to the Cash Consideration.

          4.   Representations and Warranties
of the Shareholder. The Shareholder hereby represents and warrants to the Company that:

          (a)   This Agreement has been  duly
executed by the Shareholder and is the legal,
valid   and   binding   obligation   of   the
Shareholder,    enforceable    against    the
Shareholder  in  accordance with  its  terms.
Such  execution  and  delivery  do  not,  and
performance  of  this  Agreement  will   not,
(i)  conflict  with, violate  or  breach  any
order, judgment, injunction or decree of  any
court, arbitrator, government or governmental
agency  or instrumentality against or binding
on  the  Shareholder or by which any  of  his
assets  or  properties are bound or affected,
(ii)   constitute   a   violation   by    the
Shareholder  of  any law,  rule,  regulation,
order,  judgment or decree applicable to  the
Shareholder or by which any property or asset
of  the  Shareholder is bound or affected  or
(iii) conflict with, violate, breach or cause
a  default (or an event which with notice  or
lapse of time or both would become a default)
under,  or  give  to  others  any  rights  of
termination,   amendment,   acceleration   or
cancellation of, any agreement or instrument to which the Shareholder is party or by which any of his assets or properties are bound or affected or result in the creation of a lien or other encumbrance on any of his Shares.

          (b)  The Shareholder has had access
to  such  information concerning the Company,
its  business and its financial condition  as
he  [the  Shareholder]  deemed  necessary  in
==
connection with the transactions contemplated by this Agreement.

          (c)    On  the  Closing  Date,  the
Shareholder will have valid title to all of the Shares and the Voting Preferred Shares, in each case free and clear of any liens, charges or encumbrances, and such Shares and Voting Preferred Shares will not be subject to any claims by virtue of rights, options, contracts, calls, agreements or otherwise.

          (d)   The  sale by the  Shareholder
pursuant  to this Agreement and the  delivery
of the certificate(s) representing the Shares
and   the  Voting  Preferred  Shares  to  the
Company will transfer to the Company good and
valid  title  to  the Shares and  the  Voting
Preferred  Shares  free  and  clear  of   all
claims,    liens,   encumbrances,    security
interests,   proxies,   voting   and    other
restrictions  or  interests  of  any   nature
whatsoever.

          (e)   The  Shareholder acknowledges
(i)  that representatives of the Company have
strongly  recommended  that  the  Shareholder
engage  separate  counsel  to  represent  the
Shareholder    in   connection    with    the
negotiation of this Agreement, and (ii)  that
the Shareholder has determined, nevertheless,
not  to  be  represented by  counsel  in  the
negotiation    of   this   Agreement.     The
Shareholder  has made this decision  in  part
based  upon his own [the] extensive  business
            =======
and  investment  experience  [of  Richard  C.
Jelinek],  as  well  as  the  involvement  of
William G. Brown, a director and secretary of
the Company, and a partner in the law firm of
Bell,  Boyd & Lloyd, counsel to the  Company,
in  the  negotiation and preparation  of  the
Agreement  and related documents,  Mr.  Brown
having  had  a  long-standing  personal   and
business  relationship with  the  Shareholder
                             ================
[Mr.   Jelinek];  however,  the   Shareholder
acknowledges that Mr. Brown has  been  acting
solely  as  a representative of the  Company,
and    has   not   been   representing    the
Shareholder's  interests,  in  such  matters.
The   Shareholder  represents  that  he  [the
                                     ==
Shareholder]  has read and fully  understands
this   Agreement,   the   Warrant   and   the
Promissory Note.

          5.   Representations and Warranties
of   the   Company.    The   Company   hereby
represents and warrants to the Shareholder that:

          (a)   The  Company is a corporation
     duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now been conducted.

          (b)   The Company has all necessary
     corporate power and authority to execute
     and  deliver this Agreement, to  perform
     its   obligations   hereunder   and   to
     consummate the transactions contemplated
     hereby.   The execution and delivery  of
     this  Agreement by the Company  and  the
     consummation  by  the  Company  of   the
     purchase  of the Shares pursuant  hereto
     have been duly and validly authorized by
     all  necessary corporate action  and  no
     other corporate proceedings on the  part
     of   the   Company  are   necessary   to
     authorize   this   Agreement    or    to
     consummate  the purchase of  the  Shares
     hereunder,  other than  the  stockholder
     approval  contemplated in Sections  6(f)
                                         ====
     [6(e)] and 7(c) below. This Agreement has been duly and validly executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against the
     Company in accordance with its terms.

          (c)  The execution and delivery  of
     this  Agreement by the Company  do  not,
     and performance of this Agreement by the
     Company  will  not, (i)  conflict  with,
     violate  or  breach the  Certificate  of
     Incorporation or By-laws of the Company,
     (ii)  conflict with, violate  or  breach
     any   order,  judgment,  injunction   or
     decree   of   any   court,   arbitrator,
     government  or  governmental  agency  or
     instrumentality against  or  binding  on
     the  Company  or  by which  any  of  its
     assets   or  properties  are  bound   or
     affected,  (iii) constitute a  violation
     by   the  Company  of  any  law,   rule,
     regulation,  order, judgment  or  decree
     applicable  to the Company or  by  which
     any property or asset of the Company  is
     bound or affected or (iv) conflict with,
     violate,  breach or cause a default  (or
     an  event which with notice or lapse  of
     time  or  both would become  a  default)
     under,  or give to others any rights  of
     termination, amendment, acceleration  or
     cancellation   of,  any   agreement   or
     instrument  to which the  Company  is  a
     party  or  by which any of the Company's
     assets   or  properties  are  bound   or
     affected or result in the creation of a lien or other encumbrance on any of its assets or properties.

          6.    Conditions Precedent  to  the
Company's Obligations. The obligations of the Company to purchase the Shares and the Voting Preferred Shares and issue the Warrant pursuant to this Agreement are subject to the fulfillment of the following conditions:

          (a)     The   representations   and
warranties of the Shareholder contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made as of the Closing Date;

          (b)    The   performance  of   this
Agreement  by the Company shall not  conflict
with or violate any order, judgment or decree
applicable to the Company or by which any  of
its   assets  or  properties  are  bound   or
affected;

          (c)   The  Shareholder  shall  have
delivered   to   the  Company  certificate(s)
evidencing all of the Shares, together with stock powers in form satisfactory to the Company executed in blank;

          (d)   The  Shareholder  shall  have
delivered   to   the  Company  certificate(s)
evidencing   all  of  the  Voting   Preferred
Shares,  together with stock powers  in  form
satisfactory  to  the  Company  executed   in
blank;

          (e)   The  Shareholder  shall  have
                =============================
delivered  to the Company his resignation  as
=============================================
Chairman  of the Company, it being understood
=============================================
that  the  Shareholder will remain a director
=============================================
of the Company;
===============

          (f)    The  stockholders   of   the
          ===
Company shall have approved the transactions contemplated by this Agreement; and

          (g)[(f)]   All  conditions  to  the
          ===
closing  of the transactions contemplated  by
the  Stock  Purchase  and  Warrant  Agreement
dated  the  date hereof between  Boston  Safe
                                 ============
Deposit  and Trust Company of California,  or
=============================================
its successors, as trustee of the Richard  C.
=============================================
Jelinek  Charitable Remainder Unitrust  dated
=============================================
August  3,  1993  (the "Trust")  [Richard  C.
===============================
Jelinek]     and     the     Company     (the
"Trust["Jelinek] Agreement") shall have  been
======
satisfied.

          7.    Conditions Precedent  to  the
Shareholder's Obligations. The obligations of the Shareholder to sell the Shares and Voting Preferred Shares pursuant to this Agreement are subject to the fulfillment of the following conditions:

          (a)     The   representations   and
warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing
Date, with the same force and effect as if made as of the Closing Date;

          (b)    The   Company   shall   have
delivered  to  the Shareholder  (i)  by  wire
transfer   an  amount  equal  to   the   Cash
Consideration, (ii) the Promissory Note,  and
(iii) the Warrant;

          (c)    The  stockholders   of   the
Company shall have approved the transactions contemplated by this Agreement;

          (d)   All conditions to the closing
of the transactions contemplated by the Trust
                                        =====
[Jelinek]    Agreement   shall   have    been
satisfied.

          8.    Additional Agreements of  the
Shareholder.   (a)  The  Shareholder   agrees
that,  for  a period of five years  from  the
date  of this Agreement, the Shareholder will
not,   without  the  prior  consent  of   the
disinterested members of the Board,  transfer
any  shares  of  Common  Stock  held  by  the
Shareholder  immediately  after  the  Closing
(the  "Remaining Shares"), or any  shares  of
Common  Stock issuable upon exercise  of  the
Warrant   ("Warrant   Shares"),   except   as
provided  in  the  following  sentence.   The
restriction set forth above shall lapse as to
20% of the Remaining Shares and as to 20%  of
any   outstanding  Warrant  Shares  on   each
anniversary  of  the date of this  Agreement,
provided   that  any  transfer  of  Remaining
Shares  or  Warrant Shares as to  which  such
restriction  has  lapsed  may  only  be  made
(i)  to  a member of the immediate family  of
the  Shareholder [Mr. Jelinek] or any  trust,
================
partnership,   or  corporation   beneficially
owned  in  its  entirety by  members  of  the
immediate  family  of  the  Shareholder  [Mr.
                       ================
Jelinek],  (ii)  as a gift to any  tax-exempt
organization,  or  (iii)  in  a   transaction
satisfying  the  requirements  of  Rule   144
promulgated under the Securities Act of 1933.

          (b)  The Shareholder further agrees
that,  from  the  date  hereof  through   and
including the fifth anniversary of the date hereof, without the Company's prior written consent, the Shareholder will not:

               (i)    acquire,  announce   an
     intention  to acquire, offer or  propose
     to   acquire,   or  agree  to   acquire,
     directly  or indirectly, by purchase  or
     otherwise  beneficial ownership  of  any
     Common  Stock or other voting securities
     of the Company (collectively the "Voting
     Securities")  or  direct   or   indirect
     rights  or  options to acquire  (through
     purchase,   exchange,   conversion    or
     otherwise) any Voting Securities;

               (ii)  make,  or  in  any   way
     participate,   directly  or   indirectly
     (other  than solely as a member  of  the
     ========================================
     Company's   Board   of   Directors    in
     ========================================
     connection  with  solicitations  by  the
     ========================================
     entire  Board  of  Directors),  in   any
     =============================
     "solicitation" of proxies (as such terms are defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to vote any Voting Securities, seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, initiate or propose any shareholder proposal or induce or attempt to induce any other person to initiate any shareholder proposal;

               (iii)      make any  statement
     or proposal, whether written or oral, to
     the  Board of Directors of the  Company,
     or  to any director, officer or agent of
     the   Company,   or  make   any   public
     announcement or proposal whatsoever with
     respect  to  a merger or other  business
     combination, sale or transfer of assets,
     recapitalization,    dividend,     share
     repurchase,   liquidation    or    other
     extraordinary corporate transaction with the Company or other transaction which could result in a change of control, or solicit or encourage any other person to make such statement or proposal;

               (iv) after consummation of the
     Closing,  form,  join  or  in  any   way
     participate  in  a "group"  (within  the
     meaning  of  Section  13(d)(3)  of   the
     Exchange  Act)  with  respect   to   any
     securities of the Company;

               (v)   otherwise act, alone  or
     in  concert  with  others,  to  seek  to
     exercise    any   control    over    the
     management,   Board  of   Directors   or
     policies of the Company[, other than  in
     the performance in the normal course  of
     his   duties  as  a  director   of   the
     Company];

               (vi) make a public request  to
     the Company (or its directors, officers,
     shareholders,  employees or  agents)  to
     amend  or waive any provisions  of  this
     Agreement,     the    Certificate     of
     Incorporation or By-Laws of the Company;

               (vii)       take  any   action
     which might require the Company to  make
     a   public  announcement  regarding  the
     possibility of any transaction  referred
     to  in  paragraph (ii) above or  similar
     transaction   or,  advise,   assist   or
     encourage    any   other   persons    in
     connection with the foregoing; or

               (viii)        disclose     any
     intention,     plan    or    arrangement
     inconsistent with the foregoing.

          (c)  The Shareholder agrees that he
[the  Shareholder]  will  vote  in  favor  of
approval of the transactions contemplated  by
this Agreement at least that number of shares
of   Common  Stock  as  represents  the  same
percentage  of the Shareholder's holdings  of
Common  Stock  as  the number  of  shares  of
Common  Stock voted in favor of such approval
by   holders   other  than  the   Shareholder
represents  of  all  shares  voted  on   such
proposal (excluding shares which are not present, are not voted or abstain) by holders other than the Shareholder.

          (d) The Shareholder agrees that  he
              ===============================
will  resign as Chairman of the Board  (while
=============================================
remaining a director) concurrently  with  the
=============================================
closing of the purchase and sale contemplated
=============================================
herein.
=======

          9.    Additional Agreements of  the
Company.  The Company agrees that it will use
its  reasonable  best efforts  to  cause  its
upcoming Annual Meeting of Stockholders  (the
"Annual Meeting") to be held on March 3, 1997
or as soon thereafter as practicable, that it
will   seek   approval  of  the  transactions
contemplated in this Agreement at the  Annual
Meeting,  and  that it will promptly  prepare
and  file  with the Securities  and  Exchange
Commission    ("SEC")    preliminary    proxy
materials, and as promptly as practicable following SEC review, mail definitive proxy materials to stockholders, in connection with the Annual Meeting.

          10.    Registration  Rights.    The
Shareholder shall have the following rights with respect to the Warrant Shares.

          10.1      Demand     Registrations.
(a)    Upon  the  written  request   of   the
Shareholder that the Company register all or part of the Warrant Shares then owned by the Shareholder or which the Shareholder has a right to acquire upon exercise of the Warrant
(which request shall satisfy the requirements of paragraph (c) of this Section 10.1), the Company shall, subject in all cases to the provisions of paragraph (b) of this Section
10.1, thereupon, use its reasonable best efforts to cause the Warrant Shares specified in such request to be so registered as soon as practicable, but not later than 90 days after the date of the Shareholder's written request to register.

          (b)   The  Company's obligation  to
register all or part of the Warrant Shares pursuant to paragraph (a) of this Section
10.1  shall  in all cases be subject  to  the
following limitations and qualifications:

               (i)  The Company shall (x)  be
     required   to  effect  only   one   such
     registration  if  such  registration  is
     ordered   or   declared  effective   and
     (y)   not   be  obligated  to   file   a
     registration statement at any time if  a
     special  audit of the Company  would  be
     required by the rules and regulations of
     the  Securities and Exchange  Commission
     (the    "Commission")   in    connection
     therewith; and

               (ii)  The  Company  shall   be
     entitled  to  postpone for a  reasonable
     period of time not to exceed 90 days the
     filing  of  any  registration  statement
     otherwise  required to be  prepared  and
     filed  by it if, at the time it receives
     a  request for registration, the Company
     determines, in its reasonable  judgment,
     that  such registration would materially
     interfere     with    any     financing,
     acquisition, corporate reorganization or
     other  material transaction  then  being
     contemplated by its Board of  Directors,
     involving  the  Company,  and   promptly
     gives the Shareholder written notice  of
     such   determination  and  the   reasons
     therefor,  provided  that  the   Company
     shall not defer its obligations in  this
     manner  more  than twice in  any  twelve
     month  period and the Company shall  not
     defer its obligations until 90 days have
     expired  after any prior  deferral.   In
     such  event, the Shareholder shall  have
     the  right  to withdraw the request  for
     registration by giving written notice to
     the Company within 30 days after receipt
     of  the notice of postponement (and,  in
     the   event  of  such  withdrawal,  such
     request shall be ignored for purposes of
     counting  the  demand  registration   to
     which   the   Shareholder  is   entitled
     pursuant to this paragraph (b)).

          For purposes of this paragraph (b),
"special  audit" shall mean  an  audit  other
than  a  year-end audit, requiring an opinion
of    the    Company's   independent   public
accountants.

          (c)   Any  written request  of  the
Shareholder made pursuant to paragraph (a) of this Section 10.1 shall:

               (i)  specify the number of the
     Warrant Shares which the Shareholder intends to offer and intends to sell;

               (ii)  state the firm intention
     of the Shareholder to offer such shares for sale;

               (iii)         describe     the
     intended method of distribution of such shares; and

               (iv) contain an undertaking on
     the  part of the Shareholder to  provide
     all   such   information  and  materials
     concerning the Shareholder and take  all
     such action as may be required to permit
     the   Company   to   comply   with   all
     applicable    requirements    of     the
     Commission and to obtain acceleration of the effective date of the registration statement.

          10.2  Participation  Registrations.
(a) If, at any time from the date hereof, the
Company  shall propose to register under  the
Securities Act an offering of Common Stock to
be offered and sold by it or any stockholder,
it shall give written notice of such proposed
registration to the Shareholder  as  promptly
as  possible and shall, subject in all  cases
to  paragraph (b) of this Section  10.2,  use
its reasonable best efforts to include in the
offering  such  number of the Warrant  Shares
then   owned  by  the  Shareholder   as   the
Shareholder shall request, within 10 days after the giving of such notice, to be included, such offering to be upon the same terms (including the method of distribution) as the Common Stock being sold by the Company pursuant to any such offering.

          (b)   The  Company's obligation  to
include  the  Warrant  Shares  owned  by  the
Shareholder  in  any  offering  pursuant   to
paragraph (a) of this Section 10.2  shall  in
all   cases   be  subject  to  the  following
limitation and qualifications:

               (i)  The Company shall not  be
     required   to   give   notice   to   the
     Shareholder  or include such  shares  in
     any  such  registration if the  proposed
     registration  is  (x) a registration  of
     stock option or compensation plan or  of
     the  Company  Common  Stock  issued   or
     issuable  pursuant to any such plan,  or
     (y) a registration of the Company Common
     Stock  proposed to be issued in exchange
     for  securities  or  assets  of,  or  in
     connection    with    a    merger     or
     consolidation with, another corporation;

               (ii)  The Company may  require
     that the number of such shares requested
     to  be included in such registration  be
     reduced,  or  that all  such  shares  be
     excluded from any such registration,  if
     it is advised in writing by its managing
     underwriter   that  such  reduction   or
     exclusion,  as  the  case  may  be,   is
     necessary to permit the orderly sale and
     distribution  of  the  securities  being
     offered  by the Company.  Any  reduction
     shall be made pro rata among all Selling
     Shareholders   in  proportion   to   the
     relative number of shares sought by each
     to  be registered.  If the Company shall
     require    such    a   reduction,    the
     Shareholder shall have the right to withdraw from the offering;

               (iii)     The Company may,  in
     its  sole  discretion  and  without  the
     consent  of  the  Shareholder,  withdraw
     such  registration statement and abandon
     the   proposed  offering  in  which  the
     Shareholder     had     requested     to
     participate; and

               (iv)  The  Company  shall   be
     required   to  effect  only   one   such
     registration;    provided    that    the
     Shareholder's   right  to   registration
     under this Section 10.2 shall not expire unless all shares the Shareholder has requested under Section 10.2(a) to be registered have been so registered.

          10.3   Certain  Covenants  of   the
Company.    (a)   In  connection   with   any
registration of the Warrant Shares undertaken by the Company pursuant to Section 10.1 and, if and to the extent appropriate, Section
10.2, the Company shall:

               (i)  prepare and file with the
     Commission a registration statement with
     respect to such shares and use its  best
     efforts   to   cause  such  registration
     statement to become effective;

               (ii) prepare and file with the
     Commission    such    amendments     and
     supplements    to   such    registration
     statement  and  the prospectus  used  in
     connection therewith as may be necessary
     to   keep  such  registration  statement
     current  for such period not  to  exceed
     270   days  as  the  Shareholder   shall
     request   and   to   comply   with   the
     provisions  of the Securities  Act  with
     respect  to the sale of all the  Warrant
     Shares   covered  by  such  registration
     statement during such period;

               (iii)         provide      the
     Shareholder a reasonable opportunity  to
     review and, in the case of registrations
     effected   pursuant  to  Section   10.1,
     approve   prior   to  filing   (x)   any
     registration  statement  filed  by   the
     Company    in    connection    with    a
     registration   effected   pursuant    to
     Section 10.1 or Section 10.2 and (y) any
     amendments   or  supplements   to   such
     registration    statement    and     any
     prospectus used in connection therewith;

               (iv)     furnish    to     the
     Shareholder  such  number  of  conformed
     copies  of  such registration  statement
     and   of   each   such   amendment   and
     supplement   thereto   (in   each   case
     including all exhibits), such number  of
     copies  of  the prospectus  included  in
     such  registration statement  (including
     each    preliminary    prospectus    and
     prospectus supplement), copies of  which
     are  in conformity with the requirements
     of  the  Securities Act, and such  other
     documents   as   the   Shareholder   may
     reasonably   request   in    order    to
     facilitate  the  sale  of  the   Warrant
     Shares   covered  by  such  registration
     statement;

               (v)   use its best efforts  to
     register  or qualify the Warrant  Shares
     covered  by such registration  statement
     under such other securities or blue  sky
     laws   of  such  jurisdictions  as   the
     Shareholder  shall  reasonably  request,
     and do any and all other acts and things
     which  may  be  reasonably necessary  or
     advisable  to enable the Shareholder  to
     consummate    the    sale    in     such
     jurisdictions  of such shares;  provided
     that  the Company shall not for any such
     purpose be required to qualify generally
     to  do business as a foreign corporation
     in any jurisdiction wherein it would not
     but   for   the  requirements  of   this
     paragraph (v) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (vi)  notify  the Shareholder,
     at  any  time when a prospectus relating
     to  the  Warrant Shares covered by  such
     registration statement is required to be
     delivered under the Securities  Act,  of
     the  Company's becoming aware  that  the
     prospectus included in such registration
     statement,  as then in effect,  includes
     an  untrue statement of a material  fact
     or  omits  to  state any  material  fact
     required   to  be  stated   therein   or
     necessary to make the statements therein
     not   misleading   in   light   of   the
     circumstances then existing, and at  the
     request   of  the  Shareholder  promptly
     prepare and furnish to the Shareholder a
     reasonable   number  of  copies   of   a
     prospectus  supplemented or  amended  so
     that,  as  thereafter delivered  to  the
     purchasers   of   such   shares,    such
     prospectus shall not include  an  untrue
     statement of a material fact or omit  to
     state  a  material fact required  to  be
     stated therein or necessary to make  the
     statements  therein  not  misleading  in
     light   of   the   circumstances    then
     existing;

               (vii)     use its best efforts
     to  cause all the Warrant Shares covered
     by  such  registration statement  to  be
     listed  on  each securities exchange  on
     which   securities  of  the  same  class
     issued by the Company are then listed or, if there shall then be no such listing, to be accepted for quotation on NASDAQ;

               (viii)     provide a  transfer
     agent  and  registrar  for  the  Warrant
     Shares   covered  by  such  registration
     statement not later than the effective date of such registration statement; and

               (ix)     enter    into    such
     agreements (including an underwriting agreement in customary form) and take such other actions as the Shareholder reasonably requests in order to expedite or facilitate the disposition of such shares.

          (b)   The  Company shall  take  all
reasonable actions necessary so as to  enable
the  Shareholder to make sales of the Warrant
Shares under Rule 144 (or any successor rule)
under  the  Securities Act and in  accordance
with  applicable laws, rules and regulations,
the  requirements  of the Company's  transfer
agent(s), and the reasonable requirements  of
the   broker  through  which  the  sales  are
proposed to be executed.

          (c)   From  and after the  date  of
this   Agreement,  the  Company  shall   not,
without   the   written   consent   of    the
Shareholder,   enter   into   any   agreement
granting   to  any  person  or   entity   any
registration rights that are more favorable than the registration rights granted to the Shareholder under this Note, unless the same rights are granted to the Shareholder.

          10.4 Standstill.  In the event of a
registered  public offering, the  Shareholder
will  agree with the underwriters not to sell
any  Shares  for  up  to 180  days  following
commencement of the offering if and  only  if
the   Shareholder   has  been   offered   the
opportunity to participate in the offering and the underwriters have not reduced the number of shares that the Shareholder may sell.

          10.5 Expenses.  (a) The Shareholder
shall pay all out-of-pocket expenses incurred
by   the  Company  in  connection  with   any
registration  of the Warrant Shares  pursuant
to    Section    10.1   including,    without
limitation, all registration and filing fees,
printing  expenses,  underwriting  discounts,
commissions    and   expenses,    fees    and
disbursements of the Company's legal  counsel
and    accountants,   transfer   agents   and
registrars,  and expenses incidental  to  any
post-effective   amendment   to   any    such
registration statement.  For purposes of this
Section 10.5, "out-of-pocket expenses" shall not include salaries of the Company employees or expenses attributable to the Company's corporate overhead.

          (b)    In   connection   with   any
registration  pursuant to Section  10.2,  the
Company shall pay all registration and filing
fees, underwriting discounts, commissions and
expenses  (other  than those attributable  to
the   Warrant  Shares  being  sold   by   the
Shareholder),  printing  expenses,  fees  and
disbursements of the Company's legal  counsel
and    accountants,   transfer   agents   and
registrars  fees, and expenses incidental  to
any  post-effective  amendment  to  any  such
registration   statement.   The   Shareholder
shall  pay  all other out-of-pocket  expenses
attributable to the inclusion in the offering
of  the  Warrant  Shares  being  sold  by  it
including,  without limitation,  registration
and  filing  fees and underwriting discounts,
commissions and expenses attributable thereto
and    fees   and   disbursements   of    the
Shareholder's legal counsel and accountants.

          10.6  Indemnification.  (a) In  the
case  of  each registration effected  by  the
Company  pursuant to Section 10.1 or  Section
10.2,  the  Company agrees to  indemnify  and
hold    harmless   the   Shareholder,    each
underwriter   of   the  Warrant   Shares   so
registered  and each person who controls  any
such   underwriter  within  the  meaning   of
Section 15 of the Securities Act, against any
and   all   losses,   claims,   damages    or
liabilities to which they or any of them  may
become  subject under the Securities  Act  or
any  other  statute or common law,  including
any   amount  paid  in  settlement   of   any
litigation, commenced or threatened, if  such
settlement  is  effected  with  the   written
consent of the Company, which consent is  not
unreasonably withheld in light of all factors
which   are  important  to  such  indemnified
party, and to reimburse them for any legal or
other expenses incurred by them in connection
with  investigating any claims and  defending
any  actions,  insofar as  any  such  losses,
claims, damages, liabilities or actions arise
out  of  or  are  based upon (i)  any  untrue
statement  or alleged untrue statement  of  a
material  fact contained in the  registration
statement relating to the sale of the Warrant
Shares,   or  any  post-effective   amendment
thereto,  or the omission or alleged omission
to  state therein a material fact required to
be  stated therein or necessary to  make  the
statements therein not misleading or (ii) any
untrue  statement or alleged untrue statement
of   a   material  fact  contained   in   any
preliminary prospectus, if used prior to  the
effective    date   of   such    registration
statement,   or  contained   in   the   final
prospectus (as amended or supplemented if the
Company  shall have filed with the Commission
any  amendment thereof or supplement thereto)
if  used  within the period during which  the
Company  is required to keep the registration
statement  to  which such prospectus  relates
current,  or the omission or alleged omission
to state therein (if so used) a material fact
necessary  in  order to make  the  statements
therein, in light of the circumstances  under
which   they   were  made,  not   misleading;
provided,  however, that the  indemnification
agreement  contained in  this  paragraph  (a)
shall  not (x) apply to such losses,  claims,
damages,  liabilities or actions arising  out
of,  or based upon, any such untrue statement
or  alleged  untrue statement,  or  any  such
omission   or  alleged  omission,   if   such
statement  or omission was made  in  reliance
upon   and  in  conformity  with  information
furnished  in writing to the Company  by  the
Shareholder or such underwriter  for  use  in
connection  with  the  preparation   of   the
registration   statement,   any   preliminary
prospectus  or final prospectus contained  in
the  registration statement, or any amendment
or  supplement thereto, or (y) inure  to  the
benefit  of  any underwriter  or  any  person
controlling   such   underwriter,   if   such
underwriter failed to send or give a copy  of
the  final prospectus to the person asserting
the   claim  at  or  prior  to  the   written
confirmation  of  the  sale  of  the  Warrant
Shares  to  such  person and  if  the  untrue
statement  or  omission  concerned  had  been
corrected    in   such   final    prospectus.
Notwithstanding  the foregoing,  the  Company
agrees  to be subject to such indemnification
and    contribution   provisions    as    the
underwriters   may  reasonably   request   in
connection with any underwritten offering and
that  to  the  extent that the provisions  on
indemnification and contribution contained in
the  underwriting agreement entered  into  in
connection   with  such  offerings   are   in
conflict  with the foregoing provisions,  the
provisions  in  the  underwriting   agreement
shall control.

          (b)     In   the   case   of   each
registration effected by the Company pursuant
to  Section 10.1 or 10.2, the Shareholder and
each underwriter of the Warrant Shares to  be
registered   (each  such   party   and   such
underwriters  being referred to severally  in
this   paragraph  (b)  as  the  "indemnifying
party") shall agree in the same manner and to
the same extent as set forth in paragraph (a)
of  this  Section 10.6 to indemnify and  hold
harmless   the  Company,  each   person   who
controls  the Company, the directors  of  the
Company  and those of its officers who  shall
have  signed any such registration statement,
with  respect  to  any  untrue  statement  or
alleged  untrue statement in, or omission  or
alleged   omission  from,  such  registration
statement  or  any  post-effective  amendment
thereto  or  any  preliminary  prospectus  or
final   prospectus   (as   amended   or    as
supplemented,  if amended or supplemented  as
aforesaid)  contained  in  such  registration
statement, if such statement or omission  was
made  in reliance upon and in conformity with
information  furnished  in  writing  to   the
Company    by    such   indemnifying    party
specifically for use in connection  with  the
preparation of such registration statement or
any    preliminary   prospectus   or    final
prospectus contained in such registration statement or any such amendment or supplement thereto.

          (c)   Each indemnified party shall,
with  reasonable promptness after its receipt
of  written notice of the commencement of any
action  against  such  indemnified  party  in
respect of which indemnity may be sought from
an   indemnifying  party  on  account  of  an
indemnity agreement contained in this Section
10.6,   notify  the  indemnifying  party   in
writing of the commencement thereof.  In case
any  such action shall be brought against any
indemnified party and it shall so  notify  an
indemnifying   party  of   the   commencement
thereof,  the  indemnifying  party  shall  be
entitled to participate therein and,  to  the
extent  it  may wish, jointly with any  other
indemnifying  party  similarly  notified,  to
assume   the  defense  thereof  with  counsel
reasonably  satisfactory to such  indemnified
party, and after notice from the indemnifying
party  to  such  indemnified  party  of   its
election  so  to assume the defense  thereof,
the indemnifying party shall not be liable to
such  indemnified  party under  this  Section
10.6   for   any  legal  or  other   expenses
subsequently  incurred  by  such  indemnified
party  in connection with the defense thereof
other than reasonable costs of investigation.
Notwithstanding    the     foregoing,     the
indemnifying  party  shall  promptly  pay  as
incurred the reasonable fees and expenses  of
the counsel retained by the indemnified party
in  the event (i) the indemnifying party  and
the  indemnified  party shall  have  mutually
agreed  to  the retention of such counsel  or
(ii) the named parties to any such proceeding
(including  any  impleaded  parties)  include
both   the   indemnifying   party   and   the
indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party.
The indemnity agreements in this Section 10.5 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

          11.  Cooperation, Etc.  The Company
and  the Shareholder shall cooperate and  use
all efforts to take all action, and to do all
things  necessary,  proper  or  advisable  to
consummate  the  sale of the  Shares  to  the
Company and to otherwise consummate and  make
effective  the  transactions contemplated  by
this Agreement, and shall refrain from taking
any  action that shall be inconsistent  with,
or  contrary to, this Agreement.  Each of the
parties  hereto shall cooperate and  use  all
reasonable efforts to resist any attempts  to
impose any legal prohibition or restraint  on
the  purchase  and  sale  of  the  Shares  in
accordance   herewith  and,  in   the   event
thereof, to remove, vacate and/or reverse any such prohibition or restraint.

          12.    Expenses.   The  Shareholder
shall  be responsible for any legal  fees  or
other expenses incurred by the Shareholder in
connection with the transactions contemplated
by  this  Agreement.  The  Company  shall  be
responsible  for  any  legal  fees  or  other
expenses  incurred by it in  connection  with
the   transactions   contemplated   by   this
Agreement including the fees due to the investment banking firm of Punk, Ziegel &
Knoell ("Punk Ziegel") and the expenses of preparation, printing and mailing of the Company's proxy statement.

          13.   Non-Disclosure.  The  Company
and    the   Shareholder   acknowledge   that
disclosure   concerning  this  Agreement   is
required  by law, and agree that  each  party
will  have  the  opportunity  to  review  the
Company's proxy materials, the Company's  8-K
(if  any) and the Shareholder's Amendment  to
Schedule  13D with respect to this  Agreement
prior to the filing thereof.  Except for such
filings  and  except to the extent  otherwise
required by law, neither the Company nor  the
Shareholder shall make any disclosure of  the
terms hereof or the negotiations with respect
hereto (other than to the parties hereto  and
their  representatives and  advisors)  except
pursuant  to a press release which  shall  be
approved  by all of the parties hereto  prior
to the release thereof.  The Shareholder (and
their agents and advisors) shall not make any
disparaging public statements with respect to
the  Company or any of its employees, and the
Company   (and  its  employees,  agents   and
advisors) shall make no disparaging public statements concerning the Shareholder.

          14.    Amendments;  Waivers.   This
Agreement  shall  not be  modified,  amended,
altered   or  supplemented,  nor  shall   any
provision of this Agreement be waived, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

          15.     Assignments;    Successors.

          (a)    Neither  the Company nor the
Shareholder shall assign any of their rights or delegate any of their duties under this Agreement.

          (b)    This   Agreement  shall   be
binding upon, inure to the benefit of, and be
enforceable by, the parties hereto.   Nothing
expressed or referred to in this Agreement is
intended  or shall be construed to  give  any
person   other  than  the  parties  to   this
Agreement  any  legal  or  equitable   right,
remedy or claim under or in respect of this Agreement or any provision contained herein.

          16.    Specific   Performance   and
Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event of the breach of any provision of this Agreement and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

          17.    Notices.   All  notices  and
other  communications provided for  hereunder
shall  be  in  writing (including  telex  and
telecopy communication) and shall be sent  by
mail,  telex,  telecopier or  hand  delivery:
(i)  if to the Company, at its address at One
Rotary  Center,  Suite  1111,  Evanston,   IL
60201,  Attention:  Patrick  C.  Sommers,  or
(ii)  if  to  the Shareholder, at 0312  Ridge
                                  ===========
Road,  Aspen, Colorado 81611 [Mellon  Private
============================
Asset  Management, Boston  Safe  Deposit  and
Trust  Company of California, 400 South  Hope
Street,     Suite    400,    Los     Angeles,
California  90071, attention Ms. M.  Patricia
Whiteley].

          18.  Governing Law.  This Agreement
shall  be  governed  by,  and  construed   in
accordance with, the laws of the State of Illinois applicable to contracts executed in and to be performed in that State.

          19.    Headings.   The  descriptive
headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          20.   Counterparts.  This Agreement
may  be executed in one or more counterparts,
and  by  the  different  parties  hereto   in
separate  counterparts, each  of  which  when
executed  shall be deemed to be  an  original
but   all  of  which  taken  together   shall
constitute one and the same agreement.

          IN  WITNESS  WHEREOF,  the  parties
hereto have caused this Agreement to be executed as of the date first written above.

                    MEDICUS SYSTEMS
                    CORPORATION


                    By  /s/ Patrick C. Sommers
                    --------------------------
                            Patrick C. Sommers,
                            President and Chief
                            Executive Officer


                    THE SHAREHOLDER


                    By  /s/ Richard C. Jelinek
                    ==========================
                            Richard C. Jelinek
                            ==================

                   [By  /s/ Brenden Gilmore
                            Brenden Gilmore,
                            as Trustee]

                                    EXHIBIT F

Punk, Ziegel & Knoell   520 Madison Avenue
                        New York, NY  10022
                        212.308.9494
                        Fax 212.308.2203

                        555 Montgomery St.
                        San Francisco, CA
                        94111
                        415.675.7960
                        Fax 415.675.7979



                              January 2, 1997

CONFIDENTIAL

The Special Committee of the Board of
Directors
Medicus Systems Corporation
One Rotary Center,  Suite 1111
Evanston, IL  60201

Ladies and Gentlemen:

     You have requested our opinion as to the
fairness, from a financial point of view,  to
Medicus  Systems Corporation (the  "Company")
and  to  its shareholders, with the exception
of  Richard C. Jelinek, Chairman of the Board
of   Directors,  of  the  consideration   (as
defined below) to be paid to Mr. Jelinek  and
the Boston Safe Deposit and Trust Company  of
California   as  trustee  under  Richard   C.
Jelinek  Charitable Remainder  Unitrust  (the
"Trust")  pursuant  to  Stock  Purchase   and
Warrant  Agreements (the "Agreements")  dated
January  2,  1997, between the  Company,  Mr.
Jelinek  and the Trust.  This letter confirms
the oral opinion which we rendered to you  on
January 2, 1997 and, accordingly, is dated as
of  the  deliverance  of such  oral  opinion.
Pursuant to the Agreements, the Company  will
acquire  one  million shares of Common  Stock
$.01  par  value  ("Common  Stock")  of   Mr.
Jelinek's total holdings of 1,837,900  shares
of   Common   Stock  of  the   Company;   and
repurchase  all 500 shares of  the  Company's
Voting Preferred Stock held by Mr. Jelinek and the Trust. You have advised us that the consideration for the above transaction (the
"Transaction") reflected in the Agreements will consist of (i) $4.5 million in cash;
(ii)  $2 million in 8% Notes, and (iii)  five
year Stock Exchange and Subscription Warrants to purchase 400,000 shares of Common Stock.
The terms of the foregoing Notes and Warrants are set forth in Exhibits to the Agreements.
The foregoing consideration is referred to herein as the "Consideration."

     Punk,  Ziegel & Knoell, as part  of  its
investment banking services, is often engaged
in  the  valuation  of businesses  and  their
securities  in  connection with  mergers  and
acquisitions,    negotiated    underwritings,
secondary    distributions   of   securities,
private   placements   and   valuations   for
corporate   and  other  purposes.    We   are
familiar    with    the    Company,    having
participated  as  a co-manager  in  its  1993
Common  Stock offering, and we currently  act
as  a  market  maker of the Company's  Common
Stock.   We  have  not acted as  a  financial
advisor to the Special Committee of the Board of Directors of the Company in connection with the Agreements, and we will receive a fee for our services upon delivery of this opinion.

     Punk,    Ziegel   &   Knoell   regularly
publishes  research  reports  regarding   the
healthcare information systems industry and the business and securities of publicly-owned companies in that industry.

     In   rendering  our  opinion,  we   have
reviewed, among other things, the Agreements;
the draft Proxy Statement dated as of January
2,  1997;  Annual Reports to Stockholders  on
Form  10-K of the Company for the years ended
May  31, 1996, 1995 and 1994; the draft Stock
Purchase and Warrant Agreements dated  as  of
January  2, 1997; certain interim reports  to
Stockholders  on  Form 10-Q of  the  Company;
certain   internal  financial  analyses   and
forecasts   for  the  Company   prepared   by
management  of  the Company;  the  pro  forma
financial  impact of the Transaction  on  the
Company's   financial   statements   and    a
memorandum    of   the   Company's    counsel
addressing  certain legal issues relating  to
the   Transaction.    We   also   have   held
discussions with members of senior management
of  the  Company regarding past  and  current
business operations, financial condition  and
future prospects of the Company regarding the
attainability  of  the projections  that  the
management  of the Company has  furnished  to
us.    In  addition,  we  have  reviewed  the
reported price and trading activity  for  the
capital   stock  of  the  Company,   compared
certain    financial   and    stock    market
information  for  the  Company  with  similar
information  for certain other companies  the
securities  of  which  are  publicly  traded,
reviewed    recent   transactions   involving
premiums   paid   in   self-tender    offers,
performed  a series of financial analyses  to
determine  the  fair value of  the  Company's
Common Stock, reviewed the financial terms of
certain recent business combinations  in  the
healthcare   information  systems   industry,
reviewed the premiums attributable to  voting
rights   in  companies  whose  capitalization
structure  consists of two classes of  stock,
the   terms  of  which  are  equal  with  the
exception of voting rights; and reviewed  the
financial literature regarding premiums  paid
for  super  voting securities  and  performed
such   other  studies  and  analyses  as   we
considered appropriate.

     We   have  relied,  without  independent
verification,   upon   the    accuracy    and
completeness  of  all of  the  financial  and
other information reviewed by us for purposes
of  this  opinion.  We have assumed that  the
information  presents fairly in all  material
respects  the financial position and  results
of  operations of the Company for the periods
set forth therein.  Management of the Company
has  advised us that the internal projections
provided  to  us  reflect the best  currently
available judgment and estimates by them, and
we  have assumed, with your consent, that the
results  contemplated  in  such  projections,
will  be realized in the amounts and  at  the
times contemplated therein.  We have not made
an independent evaluation or appraisal of the
assets and liabilities of the Company and  we
have   not  been  furnished  with  any   such
evaluation  or appraisal.  Our opinion  shall
be   deemed   effective  upon  the  unanimous
favorable vote of the Special Committee of the Company's Board of Directors as to the Transaction and the Consideration.

     Based upon and subject to the foregoing and based upon such other matters we consider relevant, it is our opinion that as of the date hereof, the Consideration to be paid to Mr. Jelinek and the Trust by the Company pursuant to the Agreements is fair from a financial point of view to the Company and its shareholders (except for Mr. Jelinek).



     Very truly yours,



     By /s/ Punk, Zeigel & Knoell
     ----------------------------
            Punk, Zeigel & Knoell

PROXY CARD

       MEDICUS SYSTEMS CORPORATION

      Annual Meeting, March 3, 1997

    PROXY SOLICITED ON BEHALF OF THE

           BOARD OF DIRECTORS

   Patrick C. Sommers and William G. Brown,
each  with full power of  substitution, are
hereby  authorized   to  vote all shares of
Common Stock of Medicus Systems Corporation which the undersigned would be entitled to vote if personally present at the Annual
Meeting of Stockholders of Medicus  Systems
Corporation to be held on March 3, 1997, and at any adjourment thereof, as indicated herein.

   The  shares represented  by  this  proxy
will be voted as directed herein, but if no
direction is  given,  the  shares  will  be
voted FOR  all  nominess  listed in Item 1,
FOR  the  proposal  set forth  in Item 2 to
approve   the    Company's    1996   C.E.O.
Replacement   Stock   Option  Plan, FOR the
proposal set forth in Item 3 to approve the
Company's  1996 C.E.O. Special Stock Option
Plan,  FOR the proposal set forth Item 4 to
approve the amendments   to and restatement
of   the   Company's 1989, 1991, 1993, 1993
Performance and 1994  Stock  Option  Plans,
FOR the proposal  set  forth  in  Item 5 to
approve  the Company's  1997 Employee Stock
Option and Restricted  Stock  Plan, and FOR
the  proposal  set  forth  in   Item  6  to
approve agreements pursuant to which the Company would repurchase from Richard C.
Jelinek an aggregate of 1,000,000 shares of Common Stock and 500 shares of Voting
Preferred Stock.

PLEASE MARK THIS PROXY AND SIGN AND DATE IT
 ON THE REVERSE SIDE AND RETURN IT IN THE
            ENCLOSED ENVELOPE

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING
      MANNER USING DARK INK ONLY

(The Board of Directors Recommends a Vote
   "FOR" Each of the Listed Proposals.)

1.  Election  of  Directors  -  Nominees:
    Richard   C.  Jelinek,    William  G.
    Brown, Jon E.M. Jacoby, Risa Lavizzo-
    Mourey,  Patrick C.  Sommers, Gail L.
    Warden, John P. Kunz

    FOR []  WITHHOLD [] FOR ALL []
    (Except Nominees Within Brackets)

2.  Approval  of  1996 C.E.O. Replacement
    Stock Option  Plan  described  in the
    accompanying Proxy Statement

    FOR []  AGAINST []  ABSTAIN []

3.  Approval  of  the 1996 C.E.O. Special
    Stock Option  Plan  described  in the
    accompanying Proxy Statement

    FOR []  AGAINST []  ABSTAIN []

4.  Approval  of  the  amendments  to and
    restatement of  the  Company's  1989,
    1991,  1993,  1993  Performance   and
    1994 Stock Option Plans as  described
    in the accompanying Proxy Statement

    FOR []  AGAINST []  ABSTAIN []

5.  Approval  of   the   Company's   1997
    Employee  Stock Option and Restricted
    Stock Plan

    FOR []  AGAINST []  ABSTAIN []

6.  Approval   of the agreements pursuant
    to which the Company would repurchase
    from Richard C.  Jelinek an aggregate
    of 1,000,000 shares of  Common  Stock
    and  500  shares  of Voting Preferred
    Stock

    FOR []  AGAINST []  ABSTAIN []

Dated:________199_________

Signatures:______________________

Please sign   exactly   as  your   name(s)
appears herein. Executors, administrators,
trustees       and    other   signing   in
representative capacity should indicate the capacity in which they sign. Where there is more than one owner, each should sign.